As filed with the Securities and Exchange Commission on January 22, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]

                                EQ ADVISORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                    (Address of Principal Executive Offices)

                                 (212) 554-1234
                  (Registrant's Area Code and Telephone Number)

                                 PETER D. NORIS
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                     (Name and Address of Agent for Service)

                                 With copies to:

PATRICIA LOUIE, ESQ.                              ARTHUR J. BROWN, ESQ.
THE EQUITABLE LIFE ASSURANCE SOCIETY              KIRKPATRICK & LOCKHART LLP
OF THE UNITED STATES                              1800 MASSACHUSETTS AVE., NW,
1290 AVENUE OF THE AMERICAS                       2ND FLOOR
NEW YORK, NEW YORK 10104                          WASHINGTON, DC 20036

                              --------------------
                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
--------------------------------------------------------------------------------
Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered: Class IB shares of beneficial interest in the series of the Registrant designated as the Capital Appreciation Portfolio, Deep Value Portfolio, Equity Income Portfolio I, Equity Portfolio, Global Socially Responsive Portfolio, Growth and Income Portfolio, Growth Portfolio, High-Yield Bond Portfolio, International Growth Portfolio, Managed Portfolio, Mergers and Acquisitions Portfolio, Multi-Cap Growth Portfolio, Short Duration Bond Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Total Return Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-07953 and 333-17217).

                                EQ ADVISORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

    Cover Sheet

    Contents of Registration Statement

    Letter to Shareholders

    Notice of Special Meeting

    Part A - Proxy Statement/Prospectus

    Part B - Statement of Additional Information

    Part C - Other Information

    Signature Page

    Exhibits

                           MONY LIFE INSURANCE COMPANY
                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                  1740 BROADWAY
                            NEW YORK, NEW YORK 10019

February ___, 2004

Dear Contractholder:

Enclosed is a notice of a Joint Special Meeting of Shareholders of the portfolios ("Enterprise Portfolios") of the Enterprise Accumulation Trust ("Enterprise Trust") to be held at the offices of the Enterprise Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326, on __________, 2004 at ____, Eastern Standard Time ("Meeting"). At the Meeting, the shareholders of the Enterprise Portfolios will be asked to approve the proposals described below.

On September 17, 2003, AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY") entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial ("AXA/MONY Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment adviser to the Enterprise Trust and each Enterprise Portfolio, Boston Advisors, Inc. ("Boston Advisors"), the investment sub-adviser to the Equity Income Portfolio, a series of the Enterprise Trust, and MONY Capital Management, Inc. ("MONY Capital"), the investment sub-adviser to the Short Duration Bond Portfolio, a series of the Enterprise Trust.

When the AXA/MONY Merger is consummated, the investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital and the sub-advisory agreements with respect to each Enterprise Portfolio, will automatically terminate. As a result, the shareholders of the Enterprise Portfolios are being asked to take the following actions:

o The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

o The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

These approvals are necessary to ensure that the Enterprise Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of an overall restructuring of the Enterprise Portfolios that is expected to take place soon after the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also will be asked to approve the reorganization of their respective Portfolios into corresponding, newly created series of the EQ Advisors Trust ("EQ Trust"), a registered investment company managed by The Equitable Life Assurance Society of the United States, a wholly owned subsidiary of AXA Financial. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This re-alignment is intended to, among other things, create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale.

The Enterprise  Trust's Board of Trustees has approved each of these  proposals.
If  approved  by  shareholders,   the  proposals  will  be  effective  upon  the
consummation of the AXA/MONY Merger.

As an owner of an annuity contract and/or life insurance policy that participates in the Enterprise Portfolios through MONY Life Insurance Company of America or MONY Life Insurance Company, you are entitled to instruct them how to vote the shares of the Enterprise Trust related to your interest in the separate accounts established by them as of the close of business on __________, 2004. The attached Notice of Joint Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed Voting Instruction Card in the accompanying return envelope at your earliest convenience or by relaying your Voting Instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a Voting Instruction Card or submitted your Voting Instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                            Sincerely,



                                            [Insert name]
                                            [Insert title]

                          ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                             3343 PEACHTREE ROAD, NE
                                    SUITE 450
                                ATLANTA, GA 30326

                         ------------------------------

                            IMPORTANT PROXY MATERIALS
                  PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!

                               FEBRUARY ___, 2004

                         ------------------------------


Dear Contractholder:

We are inviting you to vote on certain proposals relating to the management and operation of the portfolios of the Enterprise Accumulation Trust (each, an "Enterprise Portfolio" and collectively, the "Enterprise Portfolios") used to provide you benefits under your annuity contract and/or life insurance policy (each, a "Contract" and collectively, the "Contracts") issued by MONY Life Insurance Company ("MONY Life") or its affiliate, MONY Life Insurance Company of America. A shareholder meeting of your Enterprise Portfolio and other Portfolios of the Enterprise Accumulation Trust (the "Enterprise Trust") is scheduled for __________, 2004. This package contains information about the proposals and includes materials you will need to provide your voting instructions.

On September 17, 2003, AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY") entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial. MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Boston Advisors, Inc. ("Boston Advisors) and MONY Capital Management, Inc.
("MONY Capital"). Enterprise Capital is the investment adviser to each Enterprise Portfolio, Boston Advisors is the sub-adviser to the Equity Income Portfolio, a series of the Enterprise Trust, and MONY Capital is the sub-adviser to the Short Duration Bond Portfolio, a series of the Enterprise Trust.

When the merger is consummated, the investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital and the sub-advisory agreements with respect to the Enterprise Portfolios will automatically terminate. As a result, the shareholders of the Enterprise Portfolios are being asked to take the following actions:

o The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

o The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

These approvals are necessary to ensure that the Enterprise Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also will be asked to approve the reorganization of their respective Portfolios into corresponding, newly created series of the EQ Advisors Trust ("EQ Trust"), a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This re-alignment is intended to, among other things, create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale.

The Board of Trustees ("Board") of the Enterprise Trust has approved each of these proposals and has recommended that the proposals be presented to you for consideration. Although the Board has determined that the proposals are in your best interests, the final decision is yours. If approved by shareholders, the proposals will be effective only upon consummation of the AXA/MONY Merger.

To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

Please  read  the  enclosed   materials   carefully   and  provide  your  voting
instructions.

TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     - BY MAIL. Please complete, date, and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

     - BY INTERNET. Have your voting instruction card available. Go to the Web site: www.__________.com. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions found on the Web site.

     - BY TELEPHONE. Have your voting instruction card available. Call __________ toll free. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions.

If you have any questions before submitting your voting instructions, please call us at __________. We're glad to help you understand the proposals and assist you. Thank you for your participation.


                                 Sincerely,



                                 Victor Ugolyn
                                 Chairman, President and Chief Executive Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND GIVE VOTING INSTRUCTIONS ON THE PROPOSALS

Please read the enclosed Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.   WHAT IS HAPPENING?

A. The MONY Group Inc. ("MONY") has entered into an Agreement and Plan of Merger pursuant to which MONY will be acquired by AXA Financial, Inc. ("AXA Financial") ("AXA/MONY Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment adviser to the Enterprise Accumulation Trust ("Enterprise Trust") and each of its portfolios (collectively, the "Enterprise Portfolios" and, individually, an "Enterprise Portfolio"). MONY is also the parent company of Boston Advisors, Inc. ("Boston Advisors"), the sub-adviser to the Equity Income Portfolio of the Enterprise Trust, and MONY Capital Management, Inc. ("MONY Capital"), the sub-adviser to the Short Duration Bond Portfolio of the Enterprise Trust.

     The consummation of the AXA/MONY Merger will result in an assignment of the investment advisory agreement between the Enterprise Trust and Enterprise Capital, with respect to each Enterprise Portfolio, and consequently, its termination. The sub-advisory agreements for the Enterprise Portfolios also will automatically terminate. As a result, you are being asked to take the following actions:

     o The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

     o The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

     These  approvals are necessary to ensure that the Enterprise  Portfolios do
     not  have  to  make  other  investment  advisory   arrangements  after  the
     consummation of the AXA/MONY Merger.

     As part of a proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also are being asked to approve the reorganization of their respective Portfolios into corresponding, newly created series (collectively, the "EQ Portfolios" and, individually, an "EQ Portfolio") of the EQ Advisors Trust ("EQ Trust"), a registered investment company managed by The Equitable Life Assurance Society of the United States ("Equitable"), a subsidiary of AXA Financial.

     IT IS EXPECTED THAT THE REORGANIZATIONS OF THE ENTERPRISE PORTFOLIOS INTO THE EQ PORTFOLIOS WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. AS A RESULT OF THESE REORGANIZATIONS, EQUITABLE RATHER THAN ENTERPRISE CAPITAL WILL SERVE AS THE INVESTMENT MANAGER OF THE PORTFOLIOS. HOWEVER, THE CURRENT INVESTMENT SUB-ADVISERS FOR THE ENTERPRISE PORTFOLIOS WILL SERVE AS THE SUB-ADVISERS FOR THE CORRESPONDING EQ PORTFOLIOS AND WILL CONTINUE TO BE RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF YOUR INVESTMENT.

     THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE ENTERPRISE TRUST AND ENTERPRISE CAPITAL, WHICH YOU ARE BEING ASKED TO APPROVE, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH RESPECT TO THE ENTERPRISE PORTFOLIOS, INCLUDING THE AGREEMENTS WITH BOSTON ADVISORS AND MONY CAPITAL THAT YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS OF THE ENTERPRISE PORTFOLIOS. HOWEVER, YOUR APPROVAL OF THE AGREEMENTS WITH ENTERPRISE CAPITAL, BOSTON ADVISORS AND MONY CAPITAL IS NECESSARY TO ENSURE THAT THE ENTERPRISE TRUST DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH THESE COMPANIES FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

Q.   WHY AM I BEING  ASKED TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
     AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Enterprise Trust, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions involving a change of control of the investment adviser, such as the AXA/MONY Merger. The new investment advisory agreement with Enterprise Capital is substantially identical to the existing advisory agreement.

Q. WHY ARE ONLY SHAREHOLDERS OF THE EQUITY INCOME AND SHORT DURATION BOND PORTFOLIOS BEING ASKED TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENTS?

A. The relevant provisions of the Investment Company Act of 1940 also normally require a shareholder vote to approve a new sub-advisory agreement following the change of control of a sub-adviser. The Enterprise Trust has obtained an exemptive order from the Securities and Exchange Commission, which permits the Trust to enter into new sub-advisory agreements following a change of control of an unaffiliated sub-adviser, without shareholder approval. The order does not permit the Enterprise Trust to enter into new sub-advisory agreements with any sub-adviser that is an affiliated person of Enterprise Capital or the Enterprise Trust without obtaining shareholder approval. Since Boston Advisors and MONY Capital are indirect, wholly owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve a new sub-advisory agreement with respect to these Portfolios. Pursuant to the order, the other Enterprise Portfolios do not require a shareholder vote to approve new sub-advisory agreements, even though their sub-advisory agreements will terminate when the investment advisory agreement with Enterprise Capital terminates. The Enterprise Trust's Board of Trustees [has] approved new sub-advisory agreements with each of the existing sub-advisers.

Q.   WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATIONS?

A. As noted above, the reorganizations are part of a proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. The realignment also would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

Q.   WHAT DIFFERENCES WILL THERE BE IF THE REORGANIZATIONS ARE APPROVED?

A. Very few. As noted above, Equitable rather than Enterprise Capital will serve as the investment manager of each EQ Portfolio and will oversee its management. The current sub-adviser for each Enterprise Portfolio, however, will be the sub-adviser for the corresponding EQ Portfolio immediately after the reorganizations. In addition, it is expected that the individuals currently responsible for the day-to-day portfolio management of the Enterprise Portfolios will be responsible for the day-to-day portfolio management of the corresponding EQ Portfolios immediately after the reorganizations and will be responsible for the day-to-day portfolio management of that EQ Portfolio. Moreover, each Enterprise Portfolio and its corresponding EQ Portfolio has indentical investment objectives, policies and risks. Please see the "Management of the EQ Portfolios" and the "Comparison of Investment Objectives, Policies and Risks" Sections in the attached Proxy Statement/Prospectus for further information.

     It is expected that, after the reorganizations, the total annual operating expense ratio (after fee waivers and expense reimbursements) of each new EQ Portfolio, except the EQ Capital Appreciation, High-Yield Bond and International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding existing Enterprise Portfolio for the last fiscal year (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year). The total annual operating expense ratio
     (after fee waivers and expense reimbursements) of each of the EQ Capital Appreciation, High-Yield Bond and International Growth Portfolios will be higher (1-9 basis points) after the Reorganizations than that of the corresponding Enterprise Portfolios for the last fiscal year (as adjusted). The fee waiver and expense reimbursement arrangements for the EQ Portfolios will be in effect at least through April 30, 2005. Please see the "Expense Tables" and "Examples of Portfolio Expenses" sections in the attached Proxy Statement/Prospectus for further information.

Q.   WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A. Shareholders of each Enterprise Portfolio are being asked to approve the same proposals relating to the investment advisory agreement and the proposed reorganizations, so much of the information that must be included in a proxy statement for your Enterprise Portfolio needs to be included in a proxy statement for the other Enterprise Portfolios as well. Therefore, one proxy statement has been prepared.

Q.   WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. If your investment is allocated among more than one of the Enterprise Portfolios in your Contract, you will receive a voting instruction card for each Portfolio. Each voting instruction card should be completed.

Q.   HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has unanimously approved the proposals and recommends that you provide voting instructions to approve them.

Q.   HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?

A. Enterprise Capital, MONY Life and the separate accounts of the insurance companies that issued your Contracts are the record owners of the shares of the Enterprise Portfolios and are entitled to vote the shares. The separate accounts of the insurance companies have passed the right to vote shares held by their separate accounts through to you and will vote in accordance with your instructions. The companies will vote 100% of the shares of each Enterprise Portfolio held by their respective separate accounts. If you do not give voting instructions for the shares of the Enterprise Portfolios held in your Contract, the companies will vote such shares in the same proportion as they vote shares for which they have received instructions. Enterprise Capital and MONYLife will vote the shares of the Enterprise Portfolio they own as surplus or seed money in the same proportions as shares for which contractholders provide voting instructions. Failure to approve a proposal by any Enterprise Portfolio will not affect approval by another Portfolio. The record date for determining the number of shares outstanding and the Contractholders entitled to give voting instructions is __________, 2004.

Q.   HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. For Proposals 1-3, we need the affirmative vote of a majority of each Enterprise Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940. For Proposal 4, we need the affirmative vote of a majority of the shares of the respective Enterprise Portfolio represented at the meeting in person or by proxy and entitled to vote.

Q.   HOW DO I PROVIDE VOTING INSTRUCTIONS?

A. You are cordially invited to attend the Meeting and vote shares attributable to you in person. Since it is important that your vote be represented, you are urged to vote in one of the following ways if you are not able to attend the Meeting in person.

     You can provide voting instructions by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions regarding the proposals or how to provide voting instructions, please call the Enterprise Trust at ___________.

     You may also provide voting instructions via the Internet. To do so have your voting instruction card available and go to the Web site:
     [www.__________.com]. Enter your 12-digit control number from your voting instruction card and follow the instructions found on the Web site.

     Finally, you can also provide voting instructions by telephone. To do so have your voting instruction card available and call __________ toll free. Enter your 12-digit control number from your voting instruction card and follow the simple instructions given.

Q.   HOW DO I SIGN THE VOTING INSTRUCTION CARD?

A. INDIVIDUAL ACCOUNTS: Contractholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as Jane Doe, Trustee; or an authorized officer of a company should indicate his or her position with the company, such as John Smith, President.

The attached Proxy Statement/Prospectus contains more detailed information about the proposals. Please read it carefully.

                          ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                             3343 PEACHTREE ROAD, NE
                                    SUITE 450
                                ATLANTA, GA 30326
                         ------------------------------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON __________, 2004

                         ------------------------------


To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the "Meeting") of each of the portfolios (the "Enterprise Portfolios") of the Enterprise Accumulation Trust (the "Enterprise Trust") will be held at the offices of the Enterprise Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326 on March ___, 2004 at _____, Eastern Standard Time, to act on the proposals described below. Owners of variable life insurance policies or variable annuity contracts or certificates ("Contracts") ("Contractholders") issued by MONY Life Insurance Company ("MONY Life") or MONY Life Insurance Company of America ("MONY America") (together, the "Shareholders" and, individually, a "Shareholder") who have invested in shares of the Enterprise Portfolios through the investment divisions of a separate account or accounts of the Shareholders will be asked, as appropriate, to provide the relevant Shareholder with voting instructions on these proposals. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial.

     1. For each Enterprise Portfolio, to approve a new Investment Advisory Agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital, the terms of which are substantially identical to the existing Investment Advisory Agreement with Enterprise Capital;

     2. For the Equity Income Portfolio, a series of the Enterprise Trust, to approve a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") among the Enterprise Trust, on behalf of the Equity Income Portfolio, Enterprise Capital and Boston Advisors, Inc. ("Boston Advisors"), the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors;

     3. For the Short Duration Bond Portfolio, a series of the Enterprise Trust, to approve a new Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Short Duration Bond Portfolio, Enterprise Capital and MONY Capital Management, Inc. ("MONY Capital"), the terms of which are substantially identical to the existing Sub-Advisory Agreement with MONY Capital;

     4. For each Enterprise Portfolio, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of such Enterprise Portfolio into a corresponding, newly created series (each, an "EQ Portfolio" and, collectively, the "EQ Portfolios") of the EQ Advisors Trust ("EQ Trust") as set forth in Appendix A of the Combined Proxy Statement and Prospectus for the EQ Trust, dated February __, 2004, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio by such EQ Portfolio and shares of such EQ
          Portfolio, and the subsequent liquidation of such Enterprise Portfolio; and

     5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your voting instruction card. The Board of Trustees of the Enterprise Trust has fixed the close of business on __________, 2004 as the record date for determining the number of shares outstanding and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof. If you attend the Meeting, you may give your voting instructions in person.

                             YOUR VOTE IS IMPORTANT

                 PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY


REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU SHOULD GIVE VOTING INSTRUCTIONS BY PROMPTLY COMPLETING, DATING, SIGNING, AND RETURNING THE ENCLOSED VOTING INSTRUCTION CARD FOR EACH OF THE ENTERPRISE PORTFOLIOS IN WHICH YOU INDIRECTLY OWN SHARES IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO CAN PROVIDE VOTING INSTRUCTIONS THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT CONTROL NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. IF YOU ARE PRESENT AT THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS TO VOTE FOR THE PROPOSALS.



                                              By order of the Board of Trustees,



                                              Catherine R. McClellan
                                              Secretary



Dated:  February ___, 2004

                          ENTERPRISE ACCUMULATION TRUST
                            Atlanta Financial Center
                             3343 Peachtree Road, NE
                                    Suite 450
                                Atlanta, GA 30326

                                EQ ADVISORS TRUST
                           1290 Avenue of the Americas
                            New York, New York 10104

                         ------------------------------

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: FEBRUARY ___, 2004

                         ------------------------------

This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished to owners of variable life insurance policies and variable annuity contracts or certificates ("Contractholders") issued by MONY Life Insurance Company of America ("MONY America") and MONY Life Insurance Company ("MONY Life") who had net premiums or contributions allocated to the investment divisions of MONY America and MONY Life's separate accounts (collectively, "Separate Accounts") that are invested in shares ("Shares") of each of the portfolios (each an "Enterprise Portfolio" or an "Acquired Portfolio" and collectively, the "Enterprise Portfolios" or "Acquired Portfolios") of the Enterprise Accumulation Trust ("Enterprise Trust") as of __________, 2004. This Proxy Statement/Prospectus also is being furnished to Enterprise Capital and MONY Life as the owners of shares ofthe Enterprise Portfolios as surplus or seed money investments. MONY America, MONY Life and Enterprise Capital are sometimes referred to herein as the "Shareholders" or individually as a "Shareholder."

Contractholders are being provided the opportunity to instruct the Shareholders to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Enterprise Trust of proxies to be used at the Joint Special Meeting of Shareholders (the "Meeting") to be held at Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326 on __________, 2004, at ______, Eastern Standard Time, or any adjournment or adjournments thereof. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial ("AXA/MONY Merger").

A list of the proposals described in this Proxy Statement/Prospectus and the Enterprise Portfolios to which each applies is described below:

--------------------------------------------------------------------------------
PROPOSALS                                               ENTERPRISE PORTFOLIOS TO
                                                         WHICH PROPOSAL APPLIES
--------------------------------------------------------------------------------
1. To approve a new Investment  Advisory Agreement      All Enterprise
between the  Enterprise  Trust,  on behalf of each      Portfolios, each voting
Enterprise Portfolio,  and Enterprise Capital, the      separately
terms of which are substantially  identical to the
existing   Investment   Advisory   Agreement  with
Enterprise Capital.
--------------------------------------------------------------------------------
2.  To  approve  a  new  Investment   Sub-Advisory      Equity Income Portfolio
Agreement  ("Sub-Advisory  Agreement")  among  the
Enterprise  Trust,  on behalf of the Equity Income
Portfolio, Enterprise Capital and Boston Advisors,
Inc. ("Boston  Advisors"),  the terms of which are
substantially    identical    to   the    existing
Sub-Advisory Agreement with Boston Advisors.
--------------------------------------------------------------------------------
3. To approve a new  Sub-Advisory  Agreement among      Short Duration Bond
the  Enterprise  Trust,  on  behalf  of the  Short      Portfolio
Duration Bond  Portfolio,  Enterprise  Capital and
MONY Capital  Management,  Inc. ("MONY  Capital"),
the terms of which are substantially  identical to
the  existing  Sub-Advisory  Agreement  with  MONY
Capital.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. To approve an Agreement  and Plan of Conversion      All Enterprise
and  Termination  providing for the  conversion of      Portfolios, each voting
each    Enterprise    Portfolio    into   a   each      separately
corresponding,  newly created series (each, an "EQ
Portfolio"   or   "Acquiring    Portfolio"    and,
collectively,  the "EQ  Portfolios"  or "Acquiring
Portfolios") of the EQ Advisors Trust ("EQ Trust")
as  set  forth  in   Appendix   A  of  this  Proxy
Statement/Prospectus,     and,    in    connection
therewith, the acquisition by such EQ Portfolio of
all of the assets of such Enterprise Portfolio, in
exchange   solely  for  the   assumption   of  all
liabilities of such  Enterprise  Portfolio by such
EQ Portfolio and shares of such EQ Portfolio,  and
the  subsequent  liquidation  of  such  Enterprise
Portfolio   (each,   a    "Reorganization"    and,
collectively, the "Reorganizations").
--------------------------------------------------------------------------------
5. To transact such other business as may properly      Each Enterprise
come  before  the  Meeting  or  any   adjournments      Portfolio, as applicable
thereof.
--------------------------------------------------------------------------------

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. This Proxy Statement/Prospectus is being provided to the Shareholders and mailed to Contractholders on or about __________, 2004. It is expected that the Shareholders will attend the Meeting in person or by proxy and will vote shares held by them in accordance with voting instructions received from Contractholders and in accordance with voting procedures established by the Enterprise Trust.

The  following  documents  have been  filed  with the  Securities  and  Exchange
Commission   ("SEC")  and  are   incorporated   by  reference  into  this  Proxy
Statement/Prospectus:

     1. The Prospectus and Statement of Additional Information, each dated May 1, 2003, as supplemented on May 16, 2003 and September 4, 2003, of the Enterprise Trust, which contain additional information about the Enterprise Portfolios; and

     2. A Statement of Additional Information of the EQ Trust related to this Proxy Statement/Prospectus, dated February __, 2004, which contains additional information about the Reorganizations.

For a free copy of any of the above documents, please call ____________ or write to the Enterprise Trust or the EQ Trust at the addresses provided above.

CONTRACTHOLDERS CAN FIND OUT MORE ABOUT THE ACQUIRED PORTFOLIOS IN THE ENTERPRISE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, WHICH HAVE BEEN FURNISHED TO CONTRACTHOLDERS. CONTRACTHOLDERS MAY REQUEST ANOTHER COPY OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO THE ENTERPRISE TRUST AT THE ABOVE ADDRESS OR BY CALLING 800-487-6669.

The Enterprise Trust and the EQ Trust are subject to the informational requirements of the Securities Act of 1933, as amended. Accordingly, the Enterprise Trust and the EQ Trust file certain reports and other information with the SEC. You can copy and review information about the Enterprise Trust and the EQ Trust at the SEC's Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Enterprise Trust and the EQ Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

--------------------------------------------------------------------------------
THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

[Insert Table of Contents.]

PROXIES AND VOTING

In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Voting Instruction Card, to date and sign the card, and to mail the card promptly in the enclosed postage-paid envelope, allowing sufficient time for the card to be received before the Meeting or to relay your voting instructions via telephone or the Internet by following the enclosed instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement/Prospectus are not received from Contractholders, MONY Life or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment with respect to an Enterprise Portfolio or the Enterprise Trust will require the affirmative vote of a majority of the shares of that Portfolio present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Enterprise Portfolio's shareholders.

Shares of the Enterprise Portfolios will be voted separately, with each Portfolio voting as a single class. Approval of a proposal by any Enterprise Portfolio will not affect approval by another Portfolio.

MONY Life and MONY America will vote shares of the Enterprise Portfolios allocated to subaccounts ("Subaccounts") of their respective Separate Accounts that correspond to the Enterprise Portfolios based on instructions received from the Contractholders of such Accounts having the voting interest in the corresponding number of shares of each Enterprise Portfolio held in such Accounts. Each share of a Portfolio is entitled to one vote. Shares for which no instructions are received in time to be voted[, or that are attributable to amounts retained by Enterprise Capital, MONY Life, MONY America as surplus or seed money,] will be voted by the record holder in the same proportion as instructions which have been received in time to be voted.

Unless the voting instructions direct MONY Life or MONY America otherwise, votes pursuant to the enclosed voting instructions will be cast "FOR" the proposals described in this Proxy Statement/Prospectus.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (i) written instructions addressed to the Secretary of the Enterprise Trust at Enterprise Accumulation Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326; (ii) attendance at the Meeting and voting in person, (iii) by proper execution and return of a later dated Voting Instruction Card (if received in time to be voted), or (iv) by providing later dated voting instructions by telephone or the Internet. Mere attendance at the Meeting will not revoke voting instructions.

Enterprise Capital will pay the expenses of the Enterprise Trust in connection with the AXA/MONY merger. AXA Financial will pay the expenses of the Enterprise Trust in connection with the Reorganizations described in Proposal 4 below. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of Enterprise Capital, or of MONY or its affiliates, personally or by telephone or telegraph, without additional compensation. Enterprise Capital and AXA Financial have engaged the services of D.F. King and Co., Inc., for a fee of up to $100,000, to assist in the solicitation of proxies at the Meeting. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Voting Instruction Cards. For those services, they will be reimbursed by MONY America and/or MONY Life for their out-of-pocket expenses.

PROPOSAL 1:    TO  APPROVE  A NEW  INVESTMENT  ADVISORY  AGREEMENT  BETWEEN  THE
               ENTERPRISE  TRUST,  ON BEHALF OF EACH ENTERPRISE  PORTFOLIO,  AND
               ENTERPRISE   CAPITAL,   THE  TERMS  OF  WHICH  ARE  SUBSTANTIALLY
               IDENTICAL  TO THE EXISTING  INVESTMENT  ADVISORY  AGREEMENT  WITH
               ENTERPRISE CAPITAL.

               (ALL ENTERPRISE PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

Enterprise Capital serves as investment adviser to the Enterprise Trust on behalf of each Enterprise Portfolio pursuant to a Restated Investment Advisory Agreement entered into with the Enterprise Trust dated September 17, 2002, as amended on February 28, 2003 and May 1, 2003 ("Current Advisory Agreement"). The Current Advisory Agreement was last approved by shareholders with respect to the Equity, Managed and Small Company Value Portfolios on April 26, 1996 for the purpose of increasing the advisory fee paid to Enterprise Capital with respect to those Portfolios. With respect to the remaining Enterprise Portfolios, the Current Advisory Agreement was approved by their initial shareholders prior to the commencement of operations of those Portfolios.

Shareholders of all Enterprise Portfolios are being asked to approve a new Investment Advisory Agreement between Enterprise Capital and the Enterprise Trust (the "New Advisory Agreement") with respect to each Enterprise Portfolio. The Current Advisory Agreement, as required by the Investment Company Act of 1940, as amended ("1940 Act"), contains a provision requiring that the agreement terminate in the event of its "assignment." Under the 1940 Act, a change of control of an investment adviser results in an assignment and the termination of the adviser's investment advisory contracts. As a result of the AXA/MONY Merger discussed below, Enterprise Capital will undergo a change of control upon consummation of that Merger. Such a change of control would be deemed to constitute an assignment of the Current Advisory Agreement. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable Enterprise Capital to continue to manage the Enterprise Trust. The Board of Trustees believes that it is prudent and in the best interest of each Enterprise Portfolio to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the level or quality of the advisory services provided to each Enterprise Portfolio nor the compensation paid for those services will change under the New Advisory Agreement. THE NEW ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT ADVISORY AGREEMENT.

Separately, in Proposals 2 and 3, shareholders of the Equity Income Portfolio and Short Duration Bond Portfolio, respectively, each a series of the Enterprise Trust, are being asked to approve a new Investment Sub-Advisory Agreement for their respective Portfolios. Shareholders of other Enterprise Portfolios are not being asked to approve a new investment sub-advisory agreement with respect to their Portfolios. The relevant provisions of the 1940 Act normally require a shareholder vote to approve a new sub-advisory agreement following the change of control of a sub-adviser. However, the Enterprise Trust has obtained an exemptive order from the SEC, which permits the Enterprise Trust to enter into new sub-advisory agreements following a change of control of an unaffiliated sub-adviser, without shareholder approval. The order does not permit the Enterprise Trust to enter into new sub-advisory agreements with any sub-adviser that is an affiliated person of Enterprise Capital or the Enterprise Trust without obtaining shareholder approval. Since Boston Advisors, the sub-adviser to the Equity Income Portfolio, and MONY Capital, the sub-adviser to the Short Duration Bond Portfolio, are indirect, wholly owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new sub-advisory agreements with respect to those Portfolios. Pursuant to the order, the other Enterprise Portfolios do not require a shareholder vote to approve new sub-advisory agreements, even though their sub-advisory agreements will terminate when the Current Advisory Agreement with Enterprise Capital terminates. The Board of Trustees [has] approved new sub-advisory agreements with each of the existing sub-advisers.

IT IS EXPECTED THAT THE REORGANIZATIONS DESCRIBED IN PROPOSAL 4 WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. AS A RESULT OF THESE REORGANIZATIONS, EQUITABLE RATHER THAN ENTERPRISE CAPITAL WILL SERVE AS THE INVESTMENT MANAGER OF THE PORTFOLIOS. HOWEVER, THE CURRENT INVESTMENT SUB-ADVISERS FOR THE ENTERPRISE PORTFOLIOS WILL SERVE AS THE SUB-ADVISERS FOR THE CORRESPONDING EQ PORTFOLIOS AND WILL CONTINUE TO BE RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF YOUR INVESTMENT.

THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE ENTERPRISE TRUST AND ENTERPRISE CAPITAL, WHICH YOU ARE BEING ASKED TO APPROVE, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH RESPECT TO THE ENTERPRISE PORTFOLIOS, INCLUDING THE AGREEMENTS WITH BOSTON ADVISORS AND MONY CAPITAL THAT YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE AGREEMENTS WITH ENTERPRISE CAPITAL, BOSTON ADVISORS AND MONY CAPITAL IS NECESSARY TO ENSURE THAT THE ENTERPRISE TRUST DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH THESE COMPANIES FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

SUMMARY OF THE AXA/MONY MERGER

On September 17, 2003, MONY, AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA Financial. MONY is the parent company of MONY Life, which wholly owns Enterprise Capital. As a result of the AXA/MONY Merger, MONY will cease to be a publicly traded company and will become a wholly owned subsidiary of AXA Financial.

The AXA/MONY Merger is subject to certain regulatory approvals and other conditions, including the approval of the AXA/MONY Merger by the shareholders of MONY. Shareholders of the Enterprise Trust are not being asked to vote on the AXA/MONY Merger. The AXA/MONY Merger is expected to be consummated by the end of the [first quarter of 2004].

The AXA/MONY Merger, if consummated, may be deemed to constitute an "assignment," as defined in the 1940 Act, of the Enterprise Trust's Current Advisory Agreement with Enterprise Capital because, as a result of the AXA/MONY Merger, MONY Life and thus Enterprise Capital will become wholly owned subsidiaries of AXA Financial. As required by the 1940 Act, the Current Advisory Agreement provides for automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable Enterprise Capital to continue to manage the Enterprise Trust pending the occurrence of the Reorganizations discussed in Proposal 4 below, if those Reorganizations are approved by Contractholders. No change in the investment sub-advisers ("Sub-Advisers") or portfolio management teams of the Enterprise Portfolios is anticipated to occur as a result of the AXA/MONY Merger.

INFORMATION ABOUT ENTERPRISE CAPITAL

Enterprise Capital, a Georgia corporation, is a wholly owned subsidiary of MONY Life, one of the nation's largest insurance companies, and an indirect wholly owned subsidiary of MONY. Enterprise Capital is located at 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326-1022. MONY Life and MONY are located at 1740 Broadway, New York, New York 10019. After the AXA/MONY Merger, Enterprise Capital will be wholly owned by AXA Financial. Information about AXA Financial is provided below.

The current directors and principal executive officers of Enterprise Capital and a description of their principal occupations are set forth below. The principal business address of each director and officer is 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326-1022.

--------------------------------------------------------------------------------
                            POSITION WITH ENTERPRISE CAPITAL AND PRINCIPAL
NAME                        OCCUPATION
--------------------------------------------------------------------------------
Victor Ugolyn*              Chairman, President and Chief Executive Officer
--------------------------------------------------------------------------------
Catherine R. McClellan*     Director, Sr. Vice President,  Chief Legal Officer,
                            Chief Compliance Officer and Secretary
--------------------------------------------------------------------------------
Phillip G. Goff*            Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
Herbert M. Williamson*      Vice President, Treasurer and Assistant Secretary
--------------------------------------------------------------------------------

* Mr. Ugolyn is Trustee, Chairman, President and Chief Executive Officer of the Enterprise Trust. Mr. Goff is Vice President and Chief Financial Officer of the Enterprise Trust. Mr. Williamson is Treasurer and Assistant Secretary of the Enterprise Trust. Ms. McClellan is Secretary of the Enterprise Trust.

The table in Appendix B lists other funds for which Enterprise Capital serves as investment adviser having a similar investment objective to the relevant
Enterprise Portfolios, and indicates the assets of such other funds and Enterprise Capital's rate of compensation for serving as investment adviser for such other funds.

INFORMATION ABOUT AXA FINANCIAL

AXA Financial is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $457.5 billion at June 30, 2003. AXA Financial's financial advisory and insurance product businesses are conducted principally by its wholly owned life insurance subsidiary, The Equitable Life Assurance Society of the United States ("Equitable"), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA Advisors, LLC and AXA Distributors, LLC. Equitable, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA Financial's investment management and related services business is conducted by Equitable and Alliance Capital Management L.P.

DESCRIPTION OF THE CURRENT AND NEW ADVISORY AGREEMENTS

Except for  differences  in the  effective  dates,  the Current and New Advisory
Agreements are the same in all material respects. For purposes of the New Advisory Agreement, the amendments to the Current Advisory Agreement, which modified Schedule A to the agreement to either delete Enterprise Portfolios that are no longer in existence or added new Enterprise Portfolios to the agreement, have been incorporated into the New Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix C.

Pursuant to both agreements, Enterprise Capital serves as investment adviser to the Enterprise Trust, subject to the supervision of the Enterprise Trust's Board of Trustees, and is responsible for furnishing the Enterprise Trust advice with respect to the investment and reinvestment of the assets of each Enterprise Portfolio in accordance with the investment objectives of each Portfolio, as set forth in the currently effective registration statement. In carrying out its duties under both agreements, Enterprise Capital must select and employ Sub-Advisers for each Enterprise Portfolio. Enterprise Capital shall be responsible for, among other things, the general supervision of the respective Sub-Advisers. Attached hereto as Appendix D is a description of the Sub-Advisers appointed to manage the Enterprise Portfolios and the portfolio managers for those Portfolios. Appendix E sets forth the aggregate brokerage commissions paid by each Enterprise Portfolio to any affiliated broker-dealers of an Enterprise Portfolio, Enterprise Capital or the Sub-Advisers.

Both agreements also provide that Enterprise Capital must furnish office facilities, including space, furniture and equipment, and to the extent that such services are not being provided by others under contract with the Enterprise Trust, keeping the books and records of the Enterprise Trust.

Under both agreements, as compensation for its services, Enterprise Capital will receive from each Enterprise Portfolio a fee, computed daily and payable monthly, based on the average daily net assets of such Portfolio. The table below sets out the rate of the advisory fee payable by each Enterprise Portfolio under both agreements. The table also sets forth the individual fee paid on behalf of each Enterprise Portfolio for the fiscal year ended December 31, 2003 (before and after taking into account any expense reimbursements). During that period, the aggregate fee paid by the Enterprise Trust to Enterprise Capital for services on behalf of the Enterprise Portfolios was approximately $15,433,932 (after taking into account any expense reimbursements). Enterprise Capital compensates each Sub-Adviser from the fees it receives.



-------------------------------------------------------------------------------------------------
PORTFOLIO             ANNUAL ADVISORY FEE RATE    MANAGEMENT FEE     MANAGEMENT FEE FOR FISCAL
                     (AS A PERCENTAGE OF DAILY    FOR FISCAL YEAR     YEAR ENDED DECEMBER 31,
                            NET ASSETS)           ENDED DECEMBER         2003 AFTER EXPENSE
                                                     31, 2003              REIMBURSEMENTS
-------------------------------------------------------------------------------------------------
Capital                        0.75%                 $357,970                 $357,970
Appreciation
Portfolio
-------------------------------------------------------------------------------------------------
Deep Value                     0.75%                  $10,506                  $1,479
Portfolio
-------------------------------------------------------------------------------------------------
Equity Income                  0.75%                 $299,291                 $296,154
Portfolio
-------------------------------------------------------------------------------------------------
Equity Portfolio      0.80% of the first $400       $1,918,476               $1,918,476
                       million; 0.75% of the
                      next $400 million; 0.70%
                      for assets in excess of
                            $800 million
-------------------------------------------------------------------------------------------------
Global Socially                0.90%                  $17,299                 $12,211
Responsive
Portfolio
-------------------------------------------------------------------------------------------------
Growth and Income              0.75%                 $849,230                 $849,230
Portfolio
-------------------------------------------------------------------------------------------------
Growth Portfolio               0.75%                $1,781,493               $1,781,493
-------------------------------------------------------------------------------------------------
High-Yield Bond                0.60%                 $507,818                 $507,818
Portfolio
-------------------------------------------------------------------------------------------------
International                  0.85%                 $398,487                 $398,487
Growth Portfolio
-------------------------------------------------------------------------------------------------
Managed Portfolio     0.80% of the first $400       $5,151,890               $5,151,890
                       million; 0.75% of the
                      next $400 million; 0.70%
                      for assets in excess of
                            $800 million
-------------------------------------------------------------------------------------------------
Mergers and                    0.90%                  $10,536                  $8,041
Acquisition
Portfolio
-------------------------------------------------------------------------------------------------
Multi-Cap Growth               1.00%                 $601,964                 $601,964
Portfolio
-------------------------------------------------------------------------------------------------
Short Duration                 0.45%                  $22,422                 $19,176
Bond Portfolio
-------------------------------------------------------------------------------------------------
Small Company                  1.00%                 $715,600                 $715,600
Growth Portfolio
-------------------------------------------------------------------------------------------------
Small Company         0.80% of the first $400       $2,637,120               $2,637,120
Value Portfolio        million; 0.75% of the
                      next $400 million; 0.70%
                      for assets in excess of
                            $800 million
-------------------------------------------------------------------------------------------------
Total Return                   0.55%                 $252,663                 $176,823
Portfolio
-------------------------------------------------------------------------------------------------

Each agreement provides that the Enterprise Trust will pay all its expenses, other than those expenses that are specifically stated in the agreement to be payable by Enterprise Capital. These expenses include (a) the fees, compensation and traveling expenses of the Trustees who are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees") of the Enterprise Trust; (b) telephone, telegraphic and postage expenses related to communications between Trustees and officers of the Enterprise Trust, other than those provided by the Enterprise Capital; (c) the fees of any custodian, transfer agent, registrar of dividend disbursing agent of the Enterprise Trust; (d) compensation of the Enterprise Trust's auditors and counsel, including compensation and costs relating to litigation; (e) franchise, income and original issue taxes relating to the Enterprise Trust and its securities; (f) fees and legal expenses incurred in qualifying the shares of the Enterprise Trust for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification; (g) insurance premiums or interest on indebtedness; (h) association dues; (i) fees and expenses involved in registering and maintaining registrations of the Enterprise Trust and of its shares with the SEC, including the preparation and printing of prospectuses; (j) costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings; (k) cost of printing of stock certificates; (l) broker's commissions and issue and transfer taxes chargeable to the Enterprise Trust in connection with securities transactions to which the Enterprise Trust is a party; and (m) business licenses, intangible and franchise taxes. Costs relating to the Enterprise Trust's dividends and capital gains reinvestment program and other shareholder plans will not be borne by the Enterprise Trust except to the extent of the normal cost to the Enterprise Trust of issuing shares. All other costs relating to such programs and plans will be borne by Enterprise Capital.

Each agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, Enterprise Capital will not be liable to the Enterprise Trust or to any shareholder or shareholders of the Enterprise Trust for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by Enterprise Capital under the agreement.

Both agreements provide that they will continue in force from year to year, if approved annually in accordance with the requirements of the 1940 Act. Both agreements also provide that the Enterprise Trust may terminate the agreements at any time, without the payment of any penalty, by vote of the Enterprise Trust's Board of Trustees, or by vote of a majority of its outstanding voting securities by 60 days written notice to Enterprise Capital. Under both agreements, Enterprise Capital may terminate the agreements by 60 days written notice to the Enterprise Trust without the payment of any penalty. As required by the 1940 Act, each agreement also provides that it will immediately terminate in the event of its assignment.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on January 13, 2004, the Enterprise Trust's Board of Trustees met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Board of Trustees the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios, (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the Enterprise Portfolios and their shareholders; (g) the current plans of AXA Financial and its affiliates with respect to Enterprise Capital and the Enterprise Portfolios, including the proposal to reorganize the Enterprise Portfolios into corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial's plans for retaining personnel currently employed by Enterprise Capital who currently provide services to the Enterprise Portfolios.

In connection with its deliberations, the Board of Trustees evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution; (b) the financial strength and resources of AXA Financial and its commitment to asset management growth; (c) the favorable history, reputation, qualifications and background of AXA Financial and Enterprise Capital, as well as the qualifications of each company's personnel;
(d) the expectation that the New Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Enterprise Portfolios prior to the proposed Reorganizations (as discussed below in Proposal 4); (e) the expectation that the investment objectives, policies and management strategies of the Enterprise Portfolios after the AXA/MONY Merger will not materially change; (f) the terms of the AXA/MONY Merger do not contemplate any increases in the advisory fees paid by the Enterprise Portfolios; (g) the expectation that the same Sub-Advisers will manage the assets of the Enterprise Portfolios on a day-to-day basis pending the consumation of the proposed Reorganizations discussed in Proposal 4 below, if those Reorganizations are approved by Contractholders; (h) the statement of Enterprise Capital as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the advisory services provided to the Enterprise Trust by Enterprise Capital pending the proposed Reorganizations; and
(i) the commitment of Enterprise Capital to pay the expenses of the Enterprise Trust in connection with the AXA/MONY Merger so that shareholders of the Enterprise Portfolios would not have to bear such expenses.

SECTION 15(f) OF THE 1940 ACT

AXA Financial has agreed to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change of control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

AXA Financial and MONY have advised the Board of Trustees that they are aware of no circumstances arising from the AXA/MONY Merger that might result in an "unfair burden" being imposed on the Enterprise Trust. In addition, on [February 18, 2004,] Michael I. Roth and Sam Foti, two of the "interested" Trustees resigned from the Board, effective as of the Closing. As a result, upon the Closing, 80% of the Trustees of the Enterprise Trust will not be "interested persons" of Enterprise Capital or AXA Financial.

RECOMMENDATION OF THE BOARD OF TRUSTEES

The Board of Trustees, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Advisory Agreement for the Enterprise Trust are reasonable, fair and in the best interests of each Enterprise Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with Enterprise Capital and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory services provided to the Enterprise Trust. By a vote cast at the January 13th meeting, the Board of Trustees, and separately the Independent Trustees, unanimously approved, and voted to recommend to the shareholders of each Enterprise Portfolio that they approve, the New Advisory Agreement with Enterprise Capital.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Advisory Agreement for an Enterprise Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of an Enterprise Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

If the shareholders of an Enterprise Portfolio approve the New Advisory Agreement, it will become effective with respect to that Portfolio upon termination of the Current Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of an Enterprise Portfolio have not approved the New Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Advisory Agreement will terminate upon consummation of that Merger and Enterprise Capital will serve as the adviser to that Enterprise Portfolio pursuant to an interim Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Advisory Agreement is substantially similar to the Current and New Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Advisory Agreement. If shareholders of the Enterprise Portfolio do not approve the New Advisory Agreement, Enterprise Capital would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

         THE ENTERPRISE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 1.

                           ---------------------------

PROPOSAL 2:    TO  APPROVE A NEW  SUB-ADVISORY  AGREEMENT  AMONG THE  ENTERPRISE
               TRUST,  ON  BEHALF OF THE  EQUITY  INCOME  PORTFOLIO,  ENTERPRISE
               CAPITAL AND BOSTON ADVISORS, THE TERMS OF WHICH ARE SUBSTANTIALLY
               IDENTICAL  TO THE  EXISTING  SUB-ADVISORY  AGREEMENT  WITH BOSTON
               ADVISORS.

                            (EQUITY INCOME PORTFOLIO)

BACKGROUND

Boston Advisors serves as the sub-adviser to the Enterprise Trust's Equity Income Portfolio pursuant to a Sub-Advisory Agreement entered into with the Enterprise Trust and Enterprise Capital dated November 29, 2002 (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was approved by shareholders on October 23, 2003.

As discussed above, Enterprise Capital will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. Boston Advisors is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the Board of Trustees believes that it is prudent and in the best interest of the Equity Income Portfolio to obtain shareholder approval of a new Sub-Advisory Agreement among the Enterprise Trust, Enterprise Capital and Boston Advisors with respect to that Portfolio (the "New Sub-Advisory Agreement"). THE NEW SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

INFORMATION ABOUT BOSTON ADVISORS

Boston Advisors is a Massachusetts corporation located at One Federal Street, 26th Floor, Boston, MA 02110. Boston Advisors is a wholly owned subsidiary of The Advest Group, Inc, which is a wholly owned subsidiary of MONY, and is located at 90 State House Square, Hartford, CT 06103. After the AXA/MONY Merger, Boston Advisors will become a wholly owned subsidiary of AXA Financial. Information about AXA Financial is provided above.

The directors and principal executive officers of Boston Advisors and a description of their principal occupations are set out below. The principal business address of each director and officer is One Federal Street, 26th Floor, Boston, MA 02110.

--------------------------------------------------------------------------------
                             POSITION WITH BOSTON ADVISORS AND PRINCIPAL
NAME                         OCCUPATION
--------------------------------------------------------------------------------
Allen G. Botwinick           Director and Chairman
--------------------------------------------------------------------------------
Michael J. Vogelzang         Director and President
--------------------------------------------------------------------------------
Donna L. Sawan               Director and Treasurer
--------------------------------------------------------------------------------
Lee G. Kuckro                Director and Clerk
--------------------------------------------------------------------------------
Donna C. Mcadam              Vice President of Operations
--------------------------------------------------------------------------------
David A. Horowitz            Assistant Clerk
--------------------------------------------------------------------------------

The following table lists other funds for which Boston Advisors serves as investment adviser having a similar investment objective to the Equity Income Portfolio, and indicates the assets of such other funds and Boston Advisors' rate of compensation for serving as investment adviser for such other funds.

-------------------------------------------------------------------------------------------------
                                                                                NET ASSETS
                                          ANNUAL ADVISORY FEE RATE (AS A      (IN MILLIONS
NAME OF PORTFOLIO                         PERCENTAGE OF DAILY NET ASSETS)     AS OF 12/31/03)
-------------------------------------------------------------------------------------------------
MONY Series Fund, Inc. - Equity Income                0.15%                        $11.3
Portfolio
-------------------------------------------------------------------------------------------------
The Enterprise Group of Funds, Inc. -     0.30% on the first $100 million         $117.7
Equity Income Fund                        0.25% on the next $100 million
                                                0.20% thereafter
-------------------------------------------------------------------------------------------------

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement with Boston Advisors are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix F.

Pursuant to both agreements, Boston Advisors serves as the investment sub-adviser to the Equity Income Portfolio, subject to the oversight and supervision by Enterprise Capital and the Board of Trustees of the Enterprise Trust, and is responsible for making investment decisions and placing orders, with respect to the portion of the Equity Income Portfolio managed by it, for the purchase and sale of that Portfolio's investments with the brokers or dealers it selects at its discretion. The agreements require Boston Advisors to carry out its responsibilities under the agreements in compliance with the investment objectives, restrictions and limitations of the Equity Income Portfolio, as set forth in the Enterprise Trust's current registration statement. In addition, Boston Advisors is required to maintain certain books and records as described in both agreements, and is required to furnish the Board of Trustees with periodic and special reports that the Board may reasonably request.

Under both agreements, Enterprise Capital (not the Equity Income Portfolio), shall pay Boston Advisors a monthly fee at an annual rate of 0.30% of the average daily net assets of the Equity Income Portfolio for the first $100 million under management, 0.25% of the average daily net assets for the next $100 million under management, and 0.20% of the average daily net assets for assets in excess of $200 million. The aggregate sub-advisory fee paid to Boston Advisors with respect to the Equity Income Portfolio for the fiscal year ended December 31, 2003 was $119,716.

Each agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, Boston Advisors will not be liable to the Enterprise Trust, the Equity Income Portfolio, any shareholder of the Equity Income Portfolio or to Enterprise Capital for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by Boston Advisors. However, Boston Advisors will be held liable for any losses resulting from its negligent management which result in transaction errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from its negligence which results in mispricing the Equity Income Portfolio. In these cases, Boston Advisers will be obligated to make the Equity Income Portfolio whole and absorb the related transfer agent costs which result from the transaction.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

The Enterprise Trust may terminate each agreement at any time, without payment of any penalty, by vote of the Board of Trustees or by vote of a majority of its outstanding voting securities, by 30 days' written notice to Enterprise Capital and Boston Advisors. Enterprise Capital may terminate each agreement by 30 days' written notice to Boston Advisors, and Boston Advisors may terminate each agreement by 30 days' written notice to Enterprise Capital, without the payment of any penalty. As required by the 1940 Act, each agreement provides that it will immediately terminate in the event of its assignment.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on January 13, 2004, the Enterprise Trust's Board of Trustees met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Board of Trustees the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the Equity Income Portfolio and its shareholders; (g) the current plans of AXA Financial and its affiliates with respect to Boston Advisors and the Equity Income Portfolio, including the proposal to reorganize the Equity Income Portfolio into a corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial's plans for retaining personnel currently employed by Boston Advisors who currently provide services to the Equity Income Portfolio. In addition, the Board of Trustees received information regarding Boston Advisors, including (a) the nature and quality of the services expected to be rendered to the Equity Income Portfolio by Boston Advisors; (b) the history, reputation, qualification, and background of Boston Advisors, as well as the qualifications of its investment personnel and portfolio managers; (c) Boston Advisor's organizational structure, investment process and style, and performance record; and (d) Boston Advisor's ability to continue to implement the investment objective of the Equity Income Portfolio.

In connection with their deliberations, the Board of Trustees evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution; (b) the investment performance of Boston Advisors;
(c) the favorable history, reputation, qualifications and background of Boston Advisors, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Equity Income Portfolio prior to the proposed Reorganization (as discussed below in Proposal
4); (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the Equity Income Portfolio by Boston Advisors through the date of the proposed Reorganization; (f) the expectation that the investment objectives, policies and management strategies of the Equity Income Portfolio after the AXA/MONY Merger will not materially change; (g) the terms of the AXA/MONY Merger do not contemplate any increases in the sub-advisory fees paid with respect to the Equity Income Portfolio; (h) the expectation that substantially the same portfolio investment team will manage the Equity Income Portfolio on a day-to-day basis through the date of the Reorganization; and (i) the commitment of Enterprise Capital to pay the expenses of the Equity Income Portfolio in connection with the AXA/MONY Merger so that shareholders of that Portfolio would not have to bear such expenses.

RECOMMENDATION OF THE BOARD OF TRUSTEES

The Board of Trustees, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of the Equity Income Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with Enterprise Capital and Boston Advisors, and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the Equity Income Portfolio. By a vote cast at the January 13th meeting, the Board of Trustees, and separately the Independent Trustees, unanimously approved, and voted to recommend to the shareholders of the Equity Income Portfolio that they approve, the New Sub-Advisory Agreement with Boston Advisors.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for the Equity Income Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940

Act and as used in this Proposal 2, a "majority of the outstanding voting securities" of the Equity Income Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of the Equity Income Portfolio approve the New Sub-Advisory Agreement prior to the consummation of the AXA/MONY Merger, it will become effective with respect to that Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of the Equity Income Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and Boston Advisors will serve as the sub-adviser to the Equity Income Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New
Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, Boston Advisors would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

         THE ENTERPRISE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                 THAT CONTRACTHOLDERS INSTRUCT THE SHAREHOLDERS
                            TO VOTE "FOR" PROPOSAL 2.

                          -----------------------------

PROPOSAL 3:    TO  APPROVE A NEW  SUB-ADVISORY  AGREEMENT  AMONG THE  ENTERPRISE
               TRUST, ON BEHALF OF THE SHORT DURATION BOND PORTFOLIO, ENTERPRISE
               CAPITAL AND MONY  CAPITAL,  THE TERMS OF WHICH ARE  SUBSTANTIALLY
               IDENTICAL  TO  THE  EXISTING  SUB-ADVISORY  AGREEMENT  WITH  MONY
               CAPITAL.

                         (SHORT DURATION BOND PORTFOLIO)
BACKGROUND

MONY Capital serves as the Sub-Adviser to the Enterprise Trust's Short Duration Bond Portfolio pursuant to a Sub-Advisory Agreement entered into with the Enterprise Trust and Enterprise Capital dated November 29, 2002 (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was approved by the Portfolio's initial shareholder at the time the Portfolio commenced operations.

As discussed above, Enterprise Capital will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. MONY Capital is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the Enterprise Trust's Board of Trustees believes that it is prudent and in the best interest of the Short Duration Bond Portfolio to obtain shareholder approval of a new Investment Sub-Advisory Agreement among the Enterprise Trust, Enterprise Capital and MONY Capital with respect to the Short Duration Bond Portfolio (the "New Sub-Advisory Agreement"). THE NEW SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

INFORMATION ABOUT MONY CAPITAL

MONY Capital, a Delaware corporation, is a wholly owned subsidiary of MONY. Both MONY Capital and MONY are located at 1740 Broadway, New York, NY 10019. After the AXA/MONY Merger, MONY Capital will be a wholly owned subsidiary of AXA Financial. Information about AXA Financial is set forth above.

The directors and principal executive officers of MONY Capital and a description of their principal occupations are set out below. The principal business address of each director and officer is 740 Broadway, New York, NY 10019.

--------------------------------------------------------------------------------
NAME                        POSITION WITH MONY CAPITAL AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
William D. Goodwin          Director, President and Chief Executive Officer
--------------------------------------------------------------------------------
Kenneth M. Levine           Chairman and Director
--------------------------------------------------------------------------------
Richard Daddario            Director
--------------------------------------------------------------------------------
Robin S. Bart               Director
--------------------------------------------------------------------------------
Suzanne E. Walton           Senior Managing Director
--------------------------------------------------------------------------------
Emilia F. Wiener            Senior Managing Director
--------------------------------------------------------------------------------
Gregory M. Mitchell         Senior Managing Director
--------------------------------------------------------------------------------

The following table lists other funds for which MONY Capital serves as investment adviser having a similar investment objective to the Short Duration Bond Portfolio, and indicates the assets of such other funds and MONY Capital's rate of compensation for serving as investment adviser for such other funds.

-------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO                          ANNUAL ADVISORY FEE RATE (AS       NET ASSETS (IN
                                            A PERCENTAGE OF DAILY NET         MILLIONS AS OF
                                                     ASSETS) 12/31/03)
-------------------------------------------------------------------------------------------------
The  Enterprise  Group of Funds,  Inc. -              0.10%                       $27.4
Short Duration Bond Portfolio
-------------------------------------------------------------------------------------------------

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement with MONY Capital are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix G.

Pursuant to both agreements, MONY Capital serves as the investment sub-adviser to the Short Duration Bond Portfolio, subject to the oversight and supervision by Enterprise Capital and the Board of Trustees of the Enterprise Trust, and is responsible for making investment decisions and placing orders, with respect to the portion of the Short Duration Bond Portfolio managed by it, for the purchase and sale of that Portfolio's investments with the brokers or dealers it selects at its discretion. The agreements require MONY Capital to carry out its responsibilities under the agreement in compliance with the investment objectives, restrictions and limitations of the Short Duration Bond Portfolio as set forth in the Enterprise Trust's current registration statement. In addition, MONY Capital is required to maintain certain books and records as described in both agreements, and is required to furnish the Board of Trustees with periodic and special reports that the Board may reasonably request.

Under both agreements, Enterprise Capital (not the Short Duration Bond Portfolio) shall pay MONY Capital a fee at an annual rate of 0.10% of the average daily net assets of the Short Duration Bond Portfolio. The aggregate sub-advisory fee paid to MONY Capital with respect to the Short Duration Bond Portfolio for the fiscal year ended December 31, 2003 was $4,969.

Each agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, MONY Capital will not be liable to the Enterprise Trust, the Short Duration Bond Portfolio, any shareholder of the Short Duration Bond Portfolio or to Enterprise Capital for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by MONY Capital. However, MONY
Capital will be held liable for any losses resulting from its negligent management which result in transaction errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from its negligence which results in mispricing the Short Duration Bond Portfolio. In these cases, Boston Advisors will be obligated to make the Short Duration Bond Portfolio whole and absorb the related transfer agent costs which result from the transaction.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

The Enterprise Trust may terminate each agreement at any time, without payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of its outstanding voting securities, by 30 days' written notice to Enterprise Capital and MONY Capital. Enterprise Capital may terminate each agreement by 30 days' written notice to MONY Capital, and MONY Capital may terminate each agreement by 30 days' written notice to Enterprise Capital, without the payment of any penalty. As required by the 1940 Act, each agreement provides that it will immediately terminate in the event of its assignment.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on January 13, 2004, the Enterprise Trust's Board of Trustees met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Board of Trustees the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the Short Duration Bond Portfolio and its shareholders; (g) the current plans of AXA Financial and its affiliates with respect to MONY Capital and the Short Duration Bond Portfolio, including the proposal to reorganize the Short Duration Bond Portfolio into a corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial's plans for retaining personnel currently employed by MONY Capital who currently provide services to the Short Duration Bond Portfolio. In addition, the Board of Trustees received information regarding MONY Capital, including (a) the nature and quality of the services expected to be rendered to the Short Duration Bond Portfolio by MONY Capital; (b) the history, reputation, qualification, and background of MONY Capital, as well as the qualifications of its investment personnel and portfolio managers; (c) MONY Capital's organizational structure, investment process and style, and performance record; and (d) MONY Capital's ability to continue to implement the investment objective of the Short Duration Bond Portfolio.

In connection with their deliberations, the Board of Trustees evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution; (b) the investment performance of MONY Capital; (c) the favorable history, reputation, qualifications and background of MONY Capital, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Short Duration Bond Portfolio prior to the proposed Reorganization (as discussed below in Proposal 4); (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the Short Duration Bond Portfolio by MONY Capital through the date of the proposed Reorganization; (f) the expectation that the investment objectives, policies and management strategies of the Short Duration Bond Portfolio after the AXA/MONY Merger will not materially change;
(g) the terms of the AXA/MONY Merger do not contemplate any increases in the sub-advisory fees paid with respect to the Short Duration Bond Portfolio; (h) the expectation that substantially the same portfolio investment team will manage the Short Duration Bond Portfolio on a day-to-day basis pending the occurence of the proposed Reorganization; and (i) the commitment of Enterprise Capital to pay the expenses of the Short Duration Bond Portfolio in connection with the AXA/MONY Merger so that shareholders of that Portfolio would not have to bear such expenses.

RECOMMENDATION OF THE BOARD OF TRUSTEES

The Board of Trustees, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of the Short Duration Bond Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with

Enterprise Capital and MONY Capital, and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the Short Duration Bond Portfolio. By a vote cast at the January 13th meeting, the Board of Trustees, and separately the Independent Trustees, unanimously approved, and voted to recommend to the shareholders of the Short Duration Bond Portfolio that they approve, the New Sub-Advisory Agreement with MONY Capital.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for the Short Duration Bond Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 3, a "majority of the outstanding voting securities" of the Short Duration Bond Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of the Short Duration Bond Portfolio approve the New Sub-Advisory Agreement, it will become effective with respect to that Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of the Short Duration Bond Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and MONY Capital will serve as the sub-adviser to the Short Duration Bond Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, MONY Capital would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

      THE ENTERPRISE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 3.

                             ----------------------

PROPOSAL 4:    TO APPROVE AN AGREEMENT  AND PLAN OF CONVERSION  AND  TERMINATION
               PROVIDING FOR THE CONVERSION OF EACH ENTERPRISE  PORTFOLIO INTO A
               CORRESPONDING,  NEWLY  CREATED  EQ  PORTFOLIO  AS  SET  FORTH  IN
               APPENDIX A TO THIS PROXY  STATEMENT/PROSPECTUS AND, IN CONNECTION
               THEREWITH,  THE  ACQUISITION  BY SUCH EQ  PORTFOLIO OF ALL OF THE
               ASSETS OF SUCH ENTERPRISE  PORTFOLIO,  IN EXCHANGE SOLELY FOR THE
               ASSUMPTION OF ALL  LIABILITIES  OF SUCH  ENTERPRISE  PORTFOLIO BY
               SUCH EQ  PORTFOLIO  AND  SHARES  OF SUCH  EQ  PORTFOLIO,  AND THE
               SUBSEQUENT LIQUIDATION OF SUCH ENTERPRISE PORTFOLIO.

               (ALL ENTERPRISE PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

At the Meeting, the shareholders of each Enterprise Portfolio will be asked to approve an Agreement and Plan of Conversion and Termination (the "Reorganization Plan") for their Portfolio. The Reorganization Plan provides for the conversion of each Enterprise Portfolio into a corresponding, newly created EQ Portfolio as set forth in Appendix A. Equitable is the investment manager of each EQ Portfolio and will oversee its management. The current investment sub-adviser for each Enterprise Portfolio will serve as the investment sub-adviser for the corresponding EQ Portfolio. The form of Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix H.

The EQ Trust serves as an investment vehicle for use in connection with Contracts issued by participating insurance companies. The insurance companies invest the net premiums and contributions under the Contracts at the direction of the Contractholders in the investment divisions of a separate account or accounts of the insurance company, which invest in corresponding series of the EQ Trust.

IT IS EXPECTED THAT THE REORGANIZATIONS WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. IF YOU APPROVE THE REORGANIZATIONS, THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS DESCRIBED IN PROPOSALS 1-3, WHICH YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS IS NECESSARY TO ENSURE THAT THE ENTERPRISE TRUST DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH ENTERPRISE CAPITAL, BOSTON ADVISORS OR MONY CAPITAL FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

                     SUMMARY OF THE PROPOSED REORGANIZATIONS

THE PROPOSED REORGANIZATIONS

The Reorganization Plan provides, with respect to each Reorganization, for:

o the transfer of all of the assets of the Enterprise Portfolio to the corresponding EQ Portfolio in exchange for Class IB shares of the EQ Portfolio equal in number to the Enterprise Portfolio's shares then outstanding;

o the assumption by the EQ Portfolio of all of the liabilities of the Enterprise Portfolio;

o the distribution to the Separate Accounts of those Class IB shares of the EQ Portfolio; and

o    the complete termination of the Enterprise Portfolio.

Subject to approval of the Contractholders, each Reorganization is expected to be effective upon the close of business on __________, 2004, or on a later date the EQ Trust and the Enterprise Trust agree upon ("Closing"). As a result of each Reorganization, each Contractholder whose Contract values are invested in shares of an Enterprise Portfolio would become an indirect owner of shares of the corresponding EQ Portfolio. Each such Contractholder indirectly would hold, immediately after the Closing, Class IB shares of the applicable EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the Enterprise Portfolio indirectly held by that Contractholder as of the Closing.

Each Enterprise Portfolio has a single class of shares ("Acquired Portfolio Shares"). Each EQ Portfolio's shares are divided into two classes, designated Class IA and Class IB shares. Only Class IB shares of the EQ Portfolios (collectively, "Acquiring Portfolio Shares") are involved in the Reorganizations.

In considering whether to approve the Reorganization Plan, you should note that:

o The Reorganizations are part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to benefit Contractholders by creating a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to benefit Contractholders by making the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. This realignment also is intended to benefit Contractholders by facilitating the offering of Contract exchange privileges among a wider array of mutual funds.

o Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If the Reorganizations are approved, each EQ Portfolio will assume the operating history and performance record of the corresponding Enterprise Portfolio.

o Each Enterprise Portfolio and its corresponding EQ Portfolio have identical investment objectives, policies and risks. The Enterprise Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, Equitable believes that there are no differences that would have a material adverse effect on the ability of an investment sub-adviser (a "Sub-Adviser") of an EQ Portfolio to manage that Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding Enterprise Portfolio.

o Equitable (the "Manager") rather than Enterprise Capital will serve as each EQ Portfolio's investment manager. However, the current Sub-Adviser for each Enterprise Portfolio will serve as a Sub-Adviser for the corresponding EQ Portfolio immediately after the Reorganizations and will be responsible for the day-to-day portfolio management of that EQ Portfolio.

o The management fee rate paid by each EQ Portfolio will be the same as that of the corresponding Enterprise Portfolio. In addition, it is expected that, after the Reorganizations, the total annual operating expense ratio (after fee waivers and expense reimbursements, if any) of each new EQ Portfolio, except the EQ Capital Appreciation, High-Yield Bond and International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding existing Enterprise Portfolio for the last fiscal year (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year).

     THE TOTAL ANNUAL OPERATING EXPENSE RATIO (AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS) OF EACH OF THE EQ CAPITAL APPRECIATION, HIGH-YIELD BOND AND INTERNATIONAL GROWTH PORTFOLIOS WILL BE HIGHER (1-9 BASIS POINTS) AFTER THE REORGANIZATIONS THAN THAT OF THE CORRESPONDING ENTERPRISE PORTFOLIOS FOR THE LAST FISCAL YEAR (AS ADJUSTED).

     The fee waiver and expense reimbursement arrangements for the EQ Portfolios will be in effect at least through April 30, 2005. Absent these arrangements, it is expected that the total annual operating expense ratio of each EQ Portfolio, except the EQ Equity, Growth and Small Cap Value Portfolios, would be higher than that of the corresponding Enterprise Portfolio (after reimbursements) for the last fiscal year (as adjusted).

o The differences between the net annual operating expense ratios (as adjusted) of the Enterprise Portfolios for the last fiscal year and the anticipated total annual operating expense ratios of the corresponding EQ Portfolios are due primarily to differences in the operating expense payments of the Enterprise Portfolios and the EQ Portfolios, as described below.

     The Enterprise Portfolios, unlike the EQ Portfolios, are subject to a fee, ranging from 0.15% to 0.30% of an Enterprise Portfolio's average daily net assets, for certain sub-accounting and related services. The Class IB shares of the EQ Portfolios not subject to any sub-accounting fee, but are subject to a distribution and service fee ("Rule 12b-1 fee") that is imposed pursuant to a Distribution and Service Plan ("Rule 12b-1 Plan") adopted by the EQ Trust on behalf of the EQ Portfolios pursuant to the provisions of Rule 12b-1 under the 1940 Act. The Rule 12b-1 fee is equal to an annual rate of 0.25% of the average daily net assets of an EQ Portfolio and compensates the EQ Trust's distributors for promoting, selling and servicing shares of the EQ Portfolios. Equitable believes that Contractholders will benefit from the Rule 12b-1 Plan, which is intended to enhance the services provided to Contractholders and the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses.

     In addition, each EQ Portfolio pays a flat fee for audit services provided by the EQ Trust's independent auditor, while the Enterprise Trust allocates the aggregate audit fee it pays among the Enterprise Portfolios based on the net assets of each such Portfolio. For certain administrative services, each EQ Portfolio also pays a flat fee equal to $30,000 per EQ Portfolio plus its share of an asset-based fee for such services equal to an annual rate of 0.04% of the first $3 billion of total EQ Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total EQ Trust average daily net assets in excess of $10 billion. In general, flat fees have a greater impact on the total annual operating expense ratios of relatively small portfolios, such as certain Enterprise Portfolios, than on larger portfolios. As a portfolio's assets grow, the impact of such fees on the portfolio's total expense ratio decreases. Equitable believes, however, that the fees for audit services and administration services are reasonable in relation to the services rendered and are comparable to fees paid by other similar registered investment companies for similar services.

o The EQ Trust is organized as a Delaware statutory trust, while the Enterprise Trust is organized as a Massachusetts business trust. Thus, the restructuring into series of the EQ Trust will cause the Enterprise
     Portfolios to be part of a Delaware statutory trust. The rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. However, Delaware statutory trust law extends greater protections to shareholders from liability than Massachusetts business trust law.

After careful consideration, the Enterprise Trust's Board of Trustees unanimously approved the Reorganization Plan with respect to each Enterprise Portfolio. Accordingly, the Board has submitted the Reorganization Plan for approval by each Enterprise Portfolio's Contractholders. The Board recommends that you vote "FOR" the proposed Reorganization Plan.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each Enterprise Portfolio and its corresponding EQ Portfolio have identical investment objectives, policies and risks. However, the investment objectives of the EQ Portfolios, unlike those of the Enterprise Portfolios, are not fundamental and can be changed without shareholder approval. The investment objectives, policies and risks of the EQ Portfolios are described in Appendix I.

The Enterprise Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, Equitable believes that there are no differences that would have a material adverse effect on the ability of a Sub-Adviser of an EQ Portfolio to manage that Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding Enterprise Portfolio. A chart comparing the fundamental and non-fundamental investment restrictions of the EQ Trust and the Enterprise Trust is included in Appendix J.

EXPENSE TABLES

The following table describes the fees and expenses of the Enterprise Portfolios. Expenses for each Enterprise Portfolio are based on the operating expenses incurred by that Portfolio for the fiscal year ended December 31, 2003 (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year). Expenses are shown before and after taking into account the effect of any fee waiver and expense reimbursement arrangements. Each EQ Portfolio is newly organized and has not had any operations of its own to date. The tables below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

There are no fees or charges to buy or sell shares of either the Enterprise Portfolios or the EQ Portfolios, reinvest dividends or exchange into other Portfolios.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

-------------------------------------------------------------------------------------------------
                         MANAGEMENT 12B-1  OTHER      TOTAL ANNUAL       LESS FEE     NET
                           FEES     FEES   EXPENSES    PORTFOLIO       WAIVERS AND    OPERATING
                                                       OPERATING         EXPENSE       EXPENSES
                                                        EXPENSES      REIMBURSEMENTS
-------------------------------------------------------------------------------------------------
ENTERPRISE CAPITAL         0.75%    None    0.40%        1.15%            0.00%         1.15%
APPRECIATION PORTFOLIO

PRO FORMA - THE            0.75%    0.25%   0.24%        1.24%            0.00%         1.24%
COMBINED PORTFOLIOS
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE DEEP VALUE      0.75%    None    1.04%        1.79%           (0.74)%        1.05%
PORTFOLIO**

PRO FORMA - THE            0.75%    0.25%   2.88%        3.88%           (2.83)%        1.05%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------

                                                20


-------------------------------------------------------------------------------------------------
ENTERPRISE EQUITY          0.75%    None    0.41%        1.16%           (0.11)%        1.05%
INCOME PORTFOLIO**

PRO FORMA - THE            0.75%    0.25%   0.28%        1.28%           (0.23)%        1.05%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE EQUITY          0.80%    None    0.38%        1.18%           (0.03)%        1.15%
PORTFOLIO**

PRO FORMA - THE            0.80%    0.25%   0.09%        1.14%            0.00%         1.14%
COMBINED PORTFOLIOS
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE GLOBAL          0.90%    None    0.76%        1.66%           (0.36)%        1.30%
SOCIALLY RESPONSIVE
PORTFOLIO**
PRO FORMA - THE            0.90%    0.25%   3.12%        4.27%           (2.97)%        1.30%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE GROWTH AND      0.75%    None    0.38%        1.13%           (0.08)%        1.05%
INCOME PORTFOLIO**

PRO FORMA - THE            0.75%    0.25%   0.23%        1.23%           (0.18)%        1.05%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE GROWTH          0.75%    None    0.38%        1.13%            0.00%         1.13%
PORTFOLIO

PRO FORMA - THE            0.75%    0.25%   0.09%        1.09%            0.00%         1.09%
COMBINED PORTFOLIOS
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE HIGH-YIELD      0.60%    None    0.24%        0.84%            0.00%         0.84%
BOND PORTFOLIO

PRO FORMA - THE            0.60%    0.25%   0.16%        1.01%           (0.16)%        0.85%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE                 0.85%    None    0.43%        1.28%            0.00%         1.28%
INTERNATIONAL GROWTH
PORTFOLIO

PRO FORMA - THE            0.85%    0.25%   0.27%        1.37%            0.00%         1.37%
COMBINED PORTFOLIOS
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE MANAGED         0.79%    None    0.36%        1.15%           (0.10)%        1.05%
PORTFOLIO**

PRO FORMA - THE            0.79%    0.25%   0.06%        1.10%           (0.05)%        1.05%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE MERGERS AND     0.90%    None    0.86%        1.76%           (0.31)%        1.45%
ACQUISITIONS
PORTFOLIO**

PRO FORMA - THE            0.90%    0.25%   3.43%        4.58%           (3.13)%        1.45%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE MULTI-CAP      1.00 %    None    0.40%        1.40%            0.00%         1.40%
GROWTH PORTFOLIO

PRO FORMA - THE            1.00%    0.25%   0.21%        1.46%           (0.06)%        1.40%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE SHORT           0.45%    None    0.26%        0.71%           (0.06)%        0.65%
DURATION BOND
PORTFOLIO**

PRO FORMA - THE            0.45%    0.25%   0.91%        1.61%           (0.96)%        0.65%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE SMALL           1.00%    None    0.39%        1.39%           (0.09)%        1.30%
COMPANY GROWTH
PORTFOLIO**

PRO FORMA - THE            1.00%    0.25%   0.18%        1.43%           (0.13)%        1.30%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------
ENTERPRISE SMALL           0.80%    None    0.38%        1.18%            0.00%         1.18%
COMPANY VALUE PORTFOLIO

PRO FORMA - THE            0.80%    0.25%   0.08%        1.13%            0.00%         1.13%
COMBINED PORTFOLIOS
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE TOTAL           0.55%    None    0.32%        0.87%           (0.22)%        0.65%
RETURN PORTFOLIO**

PRO FORMA - THE            0.55%    0.25%   0.23%        1.03%           (0.38)%        0.65%
COMBINED PORTFOLIOS
(CLASS IB SHARES)*
-------------------------------------------------------------------------------------------------

                                                21

* Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the EQ Portfolio until April 30, 2005 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the EQ Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

** Enterprise Capital has agreed to reimburse the Enterprise Portfolio such portion of the fees due to it as is necessary to assure, for the period that commenced May 1, 2003 and ending no earlier than April 30, 2004, that expenses incurred by the Enterprise Portfolio will not exceed the amount shown above under Net Operating Expenses.

EXAMPLES OF PORTFOLIO EXPENSES

The following examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that each Portfolio's operating expenses remain the same, and (if applicable) that the expense limitation currently in place is not renewed. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower. The examples below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

-------------------------------------------------------------------------------------------------
                                              1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION PORTFOLIO     $117            $365         $633       $1,398

PRO FORMA - THE PORTFOLIOS COMBINED           $126            $393         $681       $1,500
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE DEEP VALUE PORTFOLIO               $107            $491         $901       $2,044

PRO FORMA - THE PORTFOLIOS COMBINED           $107            $923       $1,757       $3,925
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE EQUITY INCOME PORTFOLIO            $118            $368         $638       $1,409

PRO FORMA - THE PORTFOLIOS COMBINED           $107            $383         $680       $1,525
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE EQUITY PORTFOLIO                   $120            $375         $649       $1,432

PRO FORMA - THE PORTFOLIOS COMBINED           $116            $362         $628       $1,386
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE         $132            $488         $868       $1,935
PORTFOLIO

PRO FORMA - THE PORTFOLIOS COMBINED           $132          $1,024       $1,930       $4,251
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE GROWTH AND INCOME PORTFOLIO        $115            $359         $622       $1,375

PRO FORMA - THE PORTFOLIOS COMBINED           $107            $373         $658       $1,473
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE GROWTH PORTFOLIO                   $115            $359         $622       $1,375

PRO FORMA - THE PORTFOLIOS COMBINED           $111            $347         $601       $1,329
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND PORTFOLIO           $86            $268         $466       $1,037

PRO FORMA - THE PORTFOLIOS COMBINED            $87            $306         $542       $1,222
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO     $130            $406         $702       $1,545

PRO FORMA - THE PORTFOLIOS COMBINED           $139            $434         $750       $1,646
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE MANAGED PORTFOLIO                  $117            $365         $633       $1,398

PRO FORMA - THE PORTFOLIOS COMBINED           $107            $345         $601       $1,336
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------

                                                22


-------------------------------------------------------------------------------------------------
ENTERPRISE MERGERS AND ACQUISITIONS           $148            $524         $925       $2,048
PORTFOLIO

PRO FORMA - THE PORTFOLIOS COMBINED           $148          $1,100       $2,061       $4,497
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE MULTI-CAP GROWTH PORTFOLIO         $143            $443         $766       $1,680

PRO FORMA - THE PORTFOLIOS COMBINED           $143            $456         $792       $1,741
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE SHORT DURATION BOND PORTFOLIO       $66            $221         $389         $877

PRO FORMA - THE PORTFOLIOS COMBINED            $66            $414         $785       $1,830
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO     $142            $440         $761       $1,669

PRO FORMA - THE PORTFOLIOS COMBINED           $132            $440         $769       $1,702
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                 $120            $375         $649       $1,432

PRO FORMA - THE PORTFOLIOS COMBINED           $115            $359         $622       $1,375
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------
ENTERPRISE TOTAL RETURN PORTFOLIO              $66            $256         $461       $1,052

PRO FORMA - THE PORTFOLIOS COMBINED            $66            $290         $532       $1,225
(CLASS IB SHARES)
-------------------------------------------------------------------------------------------------

COMPARISON OF PERFORMANCE OF EQ PORTFOLIOS

Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy
Statement/Prospectus. After the Reorganizations, which are subject to Contractholder approval, each EQ Portfolio, as the successor to the corresponding Enterprise Portfolio, will assume the operating history and performance record of that Enterprise Portfolio. Past performance is not an indication of future results. Performance information for the Enterprise Portfolios is shown in Appendix K.

MANAGEMENT OF THE EQ PORTFOLIOS

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, will serve as each EQ Portfolio's investment manager. As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager receives a fee from each EQ Portfolio, as shown in the expense table above, for providing management services.

The current Sub-Adviser for each Enterprise Portfolio will serve as the Sub-Adviser for the corresponding EQ Portfolio immediately after the Reorganizations, as shown in Appendix D, and will be responsible for the day-to-day portfolio management of that EQ Portfolio. Each Sub-Adviser receives a fee from the Manager (not the EQ Portfolios) for providing advisory services to the EQ Portfolios.

Please see the "Additional Information About the Portfolios - Equitable and the Sub-Advisers" section below for further information.

COMPARISON OF DISTRIBUTION POLICIES

Shares of each of the EQ Portfolios, like those of the Enterprise Portfolios, are offered and redeemed at their net asset value without any sales load. However, unlike the Enterprise Portfolios, the Class IB shares of the EQ Trust are subject to a Rule 12b-1 Plan pursuant to which the EQ Trust's Class IB shares pay an annual fee to AXA Advisors, LLC and AXA Distributors, LLC, the EQ Trust's distributors (the "Distributors"), equal to 0.25% of the average daily net assets of the Class IB shares of each EQ Portfolio.

The Rule 12b-1 fee compensates the Distributors for promoting, selling and servicing the Class IB shares of the EQ Portfolios. Amounts paid under the Rule 12b-1 Plan may be used to finance any activities primarily intended to result in the sale and shareholder servicing of the Class IB shares of the EQ Portfolios. Shareholder servicing expenses covered by the Rule 12b-1 Plan include, among others, expenses of obtaining information and providing explanations to Contractholders regarding investment objectives and policies and other information about the EQ Trust and the EQ Portfolios, including their
performance,   expenses  of  receiving   and   answering   correspondence   from
Contractholders   (including   requests  for   prospectuses  and  statements  of
additional information for the EQ Portfolios), assisting Contractholders in selecting underlying mutual fund investment options and completing Contract applications, preparing, printing and distributing reports of values and sub-account performance figures to Contractholders who have values allocated to the EQ Portfolios.

Distribution expenses covered by the Rule 12b-1 plan include, among others, compensation to and expenses, including overhead and telephone expenses, of employees of each of the Distributors that engage in the distribution of the Class IB shares; printing and mailing of prospectuses, statements of additional information, any supplements thereto, and reports for prospective purchasers of Contracts investing indirectly in Class IB shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Contracts investing indirectly in Class IB shares; expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the EQ Portfolios and the Class IB shares thereof; expenses of holding or participating in seminars and sales meetings designed to promote the distribution of the Class IB shares; expenses of training sales personnel regarding the EQ Portfolios; and expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the EQ Portfolios.

Equitable believes that the Rule 12b-1 Plan will enable the Distributors to maintain and potentially enhance the services provided to Contractholders and to enhance the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses.

COMPARISON OF PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

The Enterprise Portfolios and the EQ Portfolios have substantially similar purchase procedures, exchange rights and redemption procedures. Each of the Portfolios offers its shares to Separate Accounts and may offer shares to other affiliated and unaffiliated insurance companies as well as certain tax-qualified retirement plans. Please see the "Additional Information About the Portfolios - Purchase, Exchange and Redemption Procedures" section below for further information.

TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS

As a condition to the consummation of each Reorganization, the Enterprise Trust and the EQ Trust will receive an opinion from Kirkpatrick & Lockhart LLP ("K&L"), substantially to the effect that, with respect to such Reorganization, the Enterprise Portfolio, the EQ Portfolio and the Separate Accounts will recognize no gain or loss as a result of the Reorganization. The holding period for and the aggregate tax basis in an EQ Portfolio's shares a Separate Account receives pursuant to a Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, respectively, the Enterprise Portfolio's shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as a capital asset on the date of the Reorganization). Also, an EQ Portfolio's holding period for and tax basis in each asset an Enterprise Portfolio transfers to it will include the Enterprise Portfolio's holding period for, and will be the same as the EQ Portfolio's tax basis in, respectively, that asset immediately prior to the Reorganization. The Enterprise Trust and the EQ Trust believe that there will be no adverse tax consequences to the Contractholders as a result of the Reorganizations.

Please see the "Federal Income Tax Consequences of the Proposed Reorganizations" section below for further information.

                 DETAILED INFORMATION ABOUT THE REORGANIZATIONS

TERMS OF THE REORGANIZATION PLAN

The following discussion of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix H. The Reorganization Plan provides that each Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and its assumption of the Acquired Portfolio's liabilities. Subject to the satisfaction of the conditions described below, the approved Reorganizations will take place at the close of business on __________, 2004 ("Merger Date"), or a later date agreed to by the EQ Trust and the Enterprise Trust. With respect to each Reorganization, the Acquiring Portfolio will issue to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring

Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding and assume the liabilities of the Acquired Portfolio.

The number of full and fractional Acquiring Portfolio Shares received with respect to a Contractholder whose Contract values are invested in shares of the corresponding Acquired Portfolio will be equal in value to those Acquired Portfolio Shares immediately after the close of business (4 p.m., Eastern Time) on the Merger Date. As promptly as practicable after the Merger Date, each Acquired Portfolio will terminate and distribute to the Separate Accounts the Acquiring Portfolio Shares received by the Acquired Portfolio in the Reorganization. After such distribution, the Enterprise Trust will take all necessary steps under Massachusetts law, its Agreement and Declaration of Trust and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Board of Trustees of the Enterprise Trust, including the Independent Trustees, has determined, with respect to each Acquired Portfolio, that the interests of Contractholders whose Contract values are invested in shares of the Acquired Portfolio will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio.

The Reorganization Plan provides that the EQ Trust and the Enterprise Trust may waive compliance with any of the conditions made therein for the benefit of its Portfolios, other than the requirements that (1) the Enterprise Trust and the EQ Trust shall have received the opinion of K&L that each Reorganization will constitute a tax-free reorganization for federal income tax purposes and (2) the AXA/MONY Merger shall have been substantially consummated.

AXA Financial will pay the Enterprise Trust's expenses in connection with the Reorganization. Approval of the Reorganization Plan with respect to a Reorganization will require the affirmative vote of a majority of the shares of the participating Acquired Portfolio voted at the Meeting. If the Reorganization Plan is not approved by the Shareholders of an Acquired Portfolio or is not consummated with respect to that Acquired Portfolio for any other reason, the Enterprise Trust's Board of Trustees will consider other possible courses of action for that Acquired Portfolio. Please see the "Voting Information" section below for more information.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

The Shareholders of each Acquired Portfolio will receive Class IB shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The EQ Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The EQ Trust's Agreement and Declaration of Trust authorizes its Board of Trustees to issue shares in different series. In addition, that Agreement and Declaration of Trust authorizes that Board to create new series and to designate the rights and preferences of the shareholders of each of the series. That Board does not need additional shareholder action to divide the EQ Trust's shares into separate series or classes or to name the shareholders' rights and preferences.

The EQ Trust currently has two classes of shares (Class IA and Class IB shares), which differ in that the Class IB shares are subject to the Rule 12b-1 Plan. Class IA shares are not involved in the Reorganizations.

REASONS FOR THE REORGANIZATIONS

The Reorganizations are part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. The realignment also is intended to make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. The realignment also

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

would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

The Enterprise Trust's Board of Trustees considered the Reorganizations beginning in December 2003. At meetings held on December 15, 2003 and January 13, 2004, representatives of Enterprise Capital and Equitable provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganizations. Enterprise Capital and Equitable noted that the investment objectives, policies and strategies of each Enterprise Portfolio and the corresponding EQ Portfolio would be substantially identical. Equitable then noted that it rather than Enterprise Capital would serve as the investment manager for the EQ Portfolios and that the current Sub-Adviser for each Enterprise Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio immediately after the Reorganizations. Equitable described, and the Board of Trustees considered, various factors relating to Equitable's management of the EQ Portfolios, including: (a) the terms of the Investment Management
Agreement  between  Equitable  and  the  EQ  Trust,   including  the  investment
management fees that would be paid by the EQ Portfolios thereunder; (b) Equitable's financial condition and resources; (c) the nature and quality of investment management services to be provided by Equitable to the EQ Portfolios;
(d) Equitable's favorable history, reputation, qualifications and background, and its significant commitment of personnel and resources to support the investment management services provided to the EQ Trust; (e) the sophistication of the investment evaluation and monitoring process used by Equitable on behalf of the EQ Trust; (f) Equitable's experience as a "manager of managers" for three registered investment companies; and (g) the historical investment performance of other portfolios managed by Equitable.

Enterprise Capital and Equitable then noted that the management fee paid by each EQ Portfolio would be the same as that of the corresponding Enterprise Portfolio. They also noted that it is expected that, after the Reorganizations, the total annual operating expense ratio (after fee waivers and expense reimbursements) of each EQ Portfolio, except the EQ Capital Appreciation, High-Yield Bond and International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding Enterprise Portfolio for the last fiscal year (as adjusted). They further noted that the total annual operating expense ratio (after fee waivers and expense reimbursements) of each of the EQ Capital Appreciation, High-Yield Bond and International Growth Portfolios will be higher (1-9 basis points) after the Reorganizations than that of the corresponding Enterprise Portfolios for the last fiscal year (as adjusted). They reviewed with the Board the terms of the fee wavier and expense reimbursement arrangements and noted that they would be in effect at least through April 30, 2005. They also noted that, absent any fee waiver or expense reimbursement arrangements, the total annual operating expense ratio of each EQ Portfolio, other than the EQ Equity, Growth and Small Cap Value Portfolios, would be higher than that of the corresponding Enterprise Portfolio. Equitable then explained that the differences between the total annual operating expense ratios of the Enterprise Portfolios for the last fiscal year (as adjusted) and the anticipated total annual operating expense ratios of the corresponding EQ Portfolios are due primarily to differences in the operating expense payments of the Enterprise Portfolios and the EQ Portfolios, as described above. Equitable noted, in particular, the effect, on a pro forma basis, of the flat fees for audit and administration services on the smaller Portfolios and noted that the effect of such fees would decrease if the assets of the EQ Portfolios increase.

Equitable then explained its belief that the Contractholders will benefit from the Rule 12b-1 Plan, which is intended to maintain and potentially enhance the services provided to Contractholders and the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses. Equitable also explained its belief that the fees for audit services and administration services are reasonable in relation to the services rendered and are comparable to fees paid by other similar registered investment companies for similar services.

Enterprise Capital and Equitable then noted that the Reorganizations would result in the Enterprise Portfolios being part of a Delaware statutory trust. Then they explained to the Enterprise Trust's Board of Trustees that the rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. They noted, however, that Delaware statutory trust law extends greater protections to shareholders from liability than
Massachusetts business trust law. Equitable also noted that the Delaware statutory trust organizational form has been increasingly used by mutual funds.

Enterprise Capital and Equitable then reviewed with the Enterprise Trust's Board of Trustees the terms and conditions of the Reorganization Plan, noting that each of the Reorganizations would be tax-free to the applicable Enterprise Portfolio and Contractholders with amounts allocated to that Portfolio. They then informed the Enterprise Board that AXA Financial would bear the costs of

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

the   Reorganizations   and  that  the   interests  of  the   Shareholders   and
Contractholders would not be diluted by the Reorganizations because the Reorganizations would be effected on the basis of each participating Portfolio's net asset value.

In determining whether to approve the Reorganization Plan with respect to each of the proposed Reorganizations and recommend its approval to the Contractholders, the Enterprise Trust's Board of Trustees, including its Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (a) the effect of the Reorganization on the Enterprise Portfolio's annual operating expenses and Contractholder costs; (b) the similarities in the investment objectives, policies and strategies of each Enterprise Portfolio and the corresponding EQ Portfolio; (c) the continuity of portfolio management and the investment experience, expertise, resources and comparative past performance of the persons responsible for the day-to-day management of the Enterprise
Portfolio and the EQ Portfolio; (d) Equitable's investment management experience; (e) the direct or indirect federal income tax consequences of the Reorganization to Contractholders; (f) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of Contractholder interests; (g) the potential benefits of the Reorganization to other persons, including MONY and AXA Financial and their respective affiliates;
(h) the potential benefits of the Reorganization to the shareholders of the Enterprise Portfolio; and (i) possible alternatives to the Reorganization. The Board of Trustees also noted that AXA Financial would bear the costs of each of the Reorganizations.

In reaching  the  decision to  recommend  approval of the  Reorganizations,  the
Enterprise Trust's Board of Trustees, including the Independent Trustees, concluded that the participation of each Enterprise Portfolio in the Reorganizations is in the best interests of that Portfolio and those Contractholders with amounts allocated to that Portfolio, and that the interests of those Contractholders will not be diluted as a result of the transaction. The Board's conclusion as to each Reorganization was based on a number of factors, including the following:

o Each Reorganization will permit the Contractholders whose contract values are invested in an Enterprise Portfolio to pursue the same investment objectives using substantially identical investment policies and strategies immediately following consummation of the Reorganization;

o As a result of the Reorganization, each Contractholder whose Contract values are invested in shares of an Enterprise Portfolio would hold, immediately after the Closing, Class IB shares of the corresponding EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the Enterprise Portfolio indirectly held by that Contractholder as of the Closing;

o Equitable's favorable experience and reputation as an investment manager and that, after the Reorganization, the current Sub-Adviser to each Enterprise Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio;

o The management fee rate for each EQ Portfolio is identical to that of the corresponding Enterprise Portfolio. In addition, the total annual operating expense ratios (after fee waivers and expense reimbursements) of the Class IB shares of all but three of the EQ Portfolios are expected to be the same as or slightly lower than those of the corresponding Enterprise Portfolios, and that the total annual operating expense ratios (after fee waivers and expense reimbursements) of the Class IB shares of the remaining three EQ Portfolios would be only slightly higher than those of the corresponding Enterprise Portfolios;

o The terms of the fee waiver and expense reimbursement arrangements for the EQ Portfolios and Equitable's commitment to maintain those arrangements will be in effect at least through April 30, 2005;

o The EQ Trust's Rule 12b-1 Plan would enable the Distributors to maintain and potentially enhance shareholder services provided to Contractholders and would increase the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses;

o The EQ Trust's fees for audit and administration services are fair and reasonable and similar to the fees paid by other similar registered investment companies for similar services;

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

o The Reorganizations will create a larger, more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale and would facilitate the offering of Contract exchange privileges among a wider array of mutual funds;

o The Reorganization would result in the Enterprise Portfolio being reorganized into a series of a Delaware statutory trust, which potentially offers shareholders enhanced protection from liability arising from Portfolio operations; and

o    The Reorganization will not have adverse tax results to Contractholders.

On the basis of the information provided to it and its evaluation of that information, the Enterprise Trust's Board of Trustees, including its Independent Trustees, voted unanimously to approve the Reorganizations and to recommend that the Contractholders with amounts allocated to each Enterprise Portfolio also approve the Reorganizations.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the consummation of each Reorganization, the Enterprise Trust and the EQ Trust will receive an opinion from K&L substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust, for federal income tax purposes, with respect to each Reorganization, (1) the Reorganization will qualify as a "reorganization" (within the meaning of section 368(a)(1) of the Code), and the Acquired Portfolio and the Acquiring Portfolio participating therein each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
(2) neither the Acquired Portfolio nor the Acquiring Portfolio will recognize gain or loss on the Reorganization; (3) the Separate Accounts will not recognize any gain or loss on the exchange of their Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and tax basis in the Acquiring Portfolio Shares a Separate Account receives pursuant to the Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as a capital asset on the date of the Reorganization); (5) the Acquiring Portfolio's holding period for and tax basis in each asset the Acquired Portfolio transfers to it will include the Acquired Portfolio's holding period for, and be the same as the Acquiring Portfolio's tax basis in, that asset immediately prior to the Reorganization; and (6) for purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization (and, accordingly, the Reorganization will not result in the termination of the Acquired Portfolio's taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio's tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio's taxable year before the Reorganization will be included in the Acquiring Portfolio's taxable year after the Reorganization). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the participating Portfolios or a Separate Account with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Contractholder. If a Reorganization fails to meet the requirements of section 368(a)(1), a Separate Account could realize a gain or loss on the transaction. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

RIGHTS OF SHAREHOLDERS OF THE ACQUIRED PORTFOLIOS AND ACQUIRING PORTFOLIOS

The Enterprise Trust and the EQ Trust are both registered as open-end management investment companies under the 1940 Act. However, they are organized under the laws of different states. The Enterprise Trust is organized as a Massachusetts business trust, while the EQ Trust is organized as a Delaware statutory trust. The rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. However, Delaware statutory trust law

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

extends greater protections to shareholders from liability than Massachusetts business trust law.

                 ADDITIONAL INFORMATION ABOUT THE EQ PORTFOLIOS

THE INVESTMENT MANAGER

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the EQ Trust pursuant to an Investment Management Agreement, the terms of which are described below ("EQ Management Agreement"). As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager plays an active role in monitoring each EQ Portfolio and Sub-Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser's portfolio management team to ensure that investment activities remain consistent with the EQ Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser's overall business. The Manager monitors continuity in the Sub-Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Sub-Adviser. In its capacity as manager, Equitable obtains detailed, comprehensive information concerning each EQ Portfolio, Sub-Adviser performance and EQ Portfolio operations, which it uses to supervise and monitor the Sub-Advisers and the EQ Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which EQ Portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the EQ Portfolios. Equitable may add to, dismiss or substitute for the Sub-Advisers responsible for managing an EQ Portfolio's assets subject to the approval of the EQ Trust's Board of Trustees. The Manager also has discretion to allocate an EQ Portfolio's assets among the Portfolio's Sub-Advisers. The Manager recommends Sub-Advisers for each EQ Portfolio to the EQ Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The Manager has received an exemptive order from the SEC to permit it and the EQ Trust's Board of Trustees to select and replace Sub-Advisers and to amend the advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the EQ Trust's Board of Trustees, to appoint and replace Sub-Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with any of its "affiliated persons" (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser") unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected EQ Portfolio's shareholders.

THE EQ MANAGEMENT AGREEMENT

Each of the EQ Portfolios is deemed to have a separate agreement with the Manager, although the terms of these separate agreements are contained in one document. The EQ Management Agreement is dated as of __________, 2004.

The EQ Management Agreement imposes the following obligations upon the Manager:

     o Selecting and contracting, at its own expense, with Sub-Advisers to manage the investment operations and composition of each EQ Portfolio, subject to the general supervision of the Board.

     o Overall supervisory responsibility for the general management and investment of each EQ Portfolio's assets, subject to the Board's direction and control.

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

     o Full investment discretion to make all determinations with respect to the investment of an EQ Portfolio's assets not then managed by a Sub-Adviser, subject to the Board's direction and control.

     o    Monitoring   compliance  of  each   Sub-Adviser  with  the  investment
          objectives, policies and restrictions of any EQ Portfolio(s) under the management of that Sub-Adviser.

     o Reviewing and reporting to the Board on the performance of each Sub-Adviser.

     o Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that an EQ Portfolio may hold or contemplate purchasing, as the EQ Trust may reasonably request.

     o Apprising, or causing the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each EQ Portfolio.

     o Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request.

     o Causing the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the EQ Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

     o    Office space, all necessary office facilities and equipment.

     o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

          o related to and to be performed under the EQ Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

          o related to the investment advisory services to be provided by any Sub-Adviser pursuant to a Sub-Advisory Agreement with the EQ Trust.

     o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under a Sub-Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to EQ Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The EQ Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates.

The EQ Management Agreement requires the EQ Trust to pay all expenses of its operations and business not specifically assumed or agreed to be paid by the Manager under the EQ Management Agreement, or by a Sub-Adviser, as provided in an EQ Sub-Advisory Agreement. Such expenses may include, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to Contractholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contractholders; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. In addition, the Class IB shares of each EQ Portfolio may pay

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

for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares. All general EQ Trust expenses are allocated among and charged to the assets of the EQ Portfolios on a basis that the Board deems fair and equitable, which may be on the basis of relative net assets of each EQ Portfolio or the nature of the services performed and relative applicability to each EQ Portfolio.

The continuance of the EQ Management Agreement, with respect to each EQ Portfolio, after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the EQ Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The EQ Management Agreement with respect to each EQ Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the EQ Trust. The EQ Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the EQ Management Agreement, each EQ Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio's average daily net assets) that each Acquiring Portfolio pays the Manager.


-------------------------------------------------------------------------------------------------
PORTFOLIO                                                    ANNUAL ADVISORY FEE RATE
                                                             (% OF DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                        0.75%
-------------------------------------------------------------------------------------------------
Deep Value Portfolio                                                  0.75%
-------------------------------------------------------------------------------------------------
Equity Income Portfolio I                                             0.75%
-------------------------------------------------------------------------------------------------
Equity Portfolio                                         0.80% of the first $400 million
                                                          0.75% of the next $400 million
                                                    0.70% for assets in excess of $800 million
-------------------------------------------------------------------------------------------------
Global Socially Responsive Portfolio                                  0.90%
-------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                           0.75%
-------------------------------------------------------------------------------------------------
Growth Portfolio                                                      0.75%
-------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio                                             0.60%
-------------------------------------------------------------------------------------------------
International Growth Portfolio                                        0.85%
-------------------------------------------------------------------------------------------------
Managed Portfolio                                        0.80% of the first $400 million
                                                          0.75% of the next $400 million
                                                    0.70% for assets in excess of $800 million
-------------------------------------------------------------------------------------------------
Mergers and Acquisitions Portfolio                                    0.90%
-------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio                                            1.00%
-------------------------------------------------------------------------------------------------
Short Duration Bond Portfolio                                         0.45%
-------------------------------------------------------------------------------------------------
Small Company Growth Portfolio                                        1.00%
-------------------------------------------------------------------------------------------------
Small Company Value Portfolio                            0.80% of the first $400 million
                                                          0.75% of the next $400 million
                                                    0.70% for assets in excess of $800 million
-------------------------------------------------------------------------------------------------
Total Return Portfolio                                                0.55%
-------------------------------------------------------------------------------------------------

                                                31

For certain administrative expenses, in addition to the management fee, each EQ Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total EQ Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total EQ Trust average daily net assets in excess of $10 billion, plus $30,000 for each EQ Portfolio.

THE SUB-ADVISERS

Each Sub-Adviser provides advisory services to an EQ Portfolio pursuant to an Investment Advisory Agreement, the terms of which are described below ("EQ Sub-Advisory Agreement"). Information regarding the Sub-Advisers and portfolio managers for the EQ Portfolios is included in Appendix D.

THE EQ SUB-ADVISORY AGREEMENTS

Each EQ Sub-Advisory Agreement provides that the Sub-Adviser will coordinate the investment and reinvestment of the assets of the EQ Portfolio that is allocated to it by the Manager from time to time and determine the composition of the assets of such EQ Portfolio, subject to the supervision and control of the Manager and the Board of Trustees. In this connection, the agreement provides that the Sub-Adviser will (a) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the EQ Portfolio or are under consideration for inclusion in the EQ Portfolio, (b) formulate and implement a continuous investment program for the EQ Portfolio, and (c) take whatever steps are necessary to implement the investment program for the EQ Portfolio by arranging for the purchase and sale of securities and other investments. Each agreement also provides that the Sub-Adviser shall perform the services in accordance with applicable law, the EQ Trust's Agreement and Declaration of Trust and By-Laws, as amended from time to time, the EQ Trust's currently effective prospectus and statement of additional information, as supplemented, and the Trust's compliance policies and procedures.

Under each EQ Sub-Advisory Agreement, the Sub-Adviser is authorized to select brokers and dealers to effect all portfolio transactions for the EQ Portfolio, subject to compliance with any written policies or procedures that may be established by the Board of Trustees or the Manager from time to time or as described in the EQ Trust's prospectus and statement of additional information. In placing any orders for the purchase or sale of investments for an EQ Portfolio, the Sub-Adviser is required to use its best efforts to obtain "best execution" for the EQ Portfolio. The Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the EQ Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Sub-Adviser and the EQ Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the EQ Portfolio or its other advisory clients. In addition, subject to seeking "best execution," the Manager also may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the EQ Trust is required to pay or for which the EQ Trust is required to arrange payment.

The agreement also requires the Sub-Adviser to maintain all accounts, books and records with respect to the EQ Portfolio as are required of an investment adviser of a registered investment company under applicable law.

Each agreement provides that it will remain in effect for an initial two-year term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Each agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the portfolio, on sixty days' written notice to the Manager and the Sub-Adviser, or by the Manager or the Sub-Adviser on sixty days' written notice to the EQ Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the EQ Management Agreement between the Manager and the EQ Trust is assigned or terminated for any other reason.

Each agreement also generally provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation incurred by the Manager or the EQ Trust as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the EQ Portfolio, except that nothing in the agreement limits the Sub-Adviser's liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or (ii) any untrue statement of a material fact, or any omission thereof, in the EQ Trust's prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the EQ Portfolio advised by the Sub-Adviser, if such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Manager or the EQ Trust.

The Manager (not the EQ Portfolios) pays the Sub-Advisers a fee for their advisory services. The Manager and the Sub-Advisers may negotiate changes to the sub-advisory fees, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2005 the expenses of each EQ Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the EQ Trust with respect to those Portfolios ("Expense Limitation Agreement"). This Agreement is subject to annual renewal by the Manager and the Board of Trustees of the EQ Trust. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class IB shares of each EQ Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each EQ Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
Act), are limited to the following respective expense ratios:

--------------------------------------------------------------------------------
PORTFOLIO                                        TOTAL EXPENSES LIMITED TO
                                                  (% OF DAILY NET ASSETS)
--------------------------------------------------------------------------------
Capital Appreciation Portfolio                             1.05%
--------------------------------------------------------------------------------
Deep Value Portfolio                                       0.80%
--------------------------------------------------------------------------------
Equity Income Portfolio I                                  0.80%
--------------------------------------------------------------------------------
Equity Portfolio                                           0.90%
--------------------------------------------------------------------------------
Global Socially Responsive Portfolio                       1.05%
--------------------------------------------------------------------------------
Growth and Income Portfolio                                0.80%
--------------------------------------------------------------------------------
Growth Portfolio                                           0.90%
--------------------------------------------------------------------------------
High-Yield Bond Portfolio                                  0.60%
--------------------------------------------------------------------------------
International Growth Portfolio                             1.30%
--------------------------------------------------------------------------------
Managed Portfolio                                          0.80%
--------------------------------------------------------------------------------
Mergers and Acquisitions Portfolio                         1.20%
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio                                 1.15%
--------------------------------------------------------------------------------
Short Duration Bond Portfolio                              0.40%
--------------------------------------------------------------------------------
Small Company Growth Portfolio                             1.05%
--------------------------------------------------------------------------------
Small Company Value Portfolio                              1.05%
--------------------------------------------------------------------------------
Total Return Portfolio                                     0.40%
--------------------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the EQ Portfolios expense ratio and such reimbursements do not exceed the EQ Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the EQ Portfolio will be charged such lower expenses.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the same Acquiring Portfolio on which they were paid. Such reinvestments automatically occur on the payment date of such dividends and other distributions.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The EQ Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The EQ Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. An EQ Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for an EQ Portfolio to make cash payments as determined in the sole discretion of Equitable.

The EQ Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the EQ Portfolios. These kinds of strategies and transfer activities are disruptive to the EQ Portfolios. If the EQ Trust determines that your transfer patterns involving an EQ Portfolio are disruptive to that Portfolio, it may, among other things, restrict the availability of personal telephone requests, fax transmissions, automated telephone services, Internet services or any electronic transfer services. The EQ Trust may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

The EQ Trust currently considers transfers into and out of (or vice versa) an EQ Portfolio within a five-business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, the EQ Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each EQ Portfolio, and it takes appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when the EQ Trust considers the activity of owners to be disruptive. The EQ Trust currently gives additional individualized notice, to owners who have engaged in such activity, of its intention to restrict such services. However, the EQ Trust may not continue to give such individualized notice. The EQ Trust may also, in its sole discretion and without further notice, change what it considers disruptive transfer activity, as well as change their procedures to restrict this activity.

HOW ASSETS ARE VALUED

"Net asset value" is the price of one share of an Acquiring Portfolio without a sales charge, and is calculated each business day using the following formula:


                    Total Market
Net Asset Value =   Value of            Cash and
                    Securities     +    Other Assets   -  Liabilities
                    -------------------------------------------------
                               Number of Outstanding Shares

The net asset value of an Acquiring Portfolio's shares is determined according to this schedule:

     o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

     o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

     o An Acquiring Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Acquiring Portfolio securities are valued as follows:

     o EQUITY SECURITIES - most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

     o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

     o SHORT-TERM OBLIGATIONS (60 DAYS OR LESS TO MATURITY) - amortized cost (which approximates market value).

     o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the EQ Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

     o OPTIONS - last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

     o FUTURES - last sales price or, if there is no sale, latest available bid price.

     o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the EQ Trust.

Events or circumstances affecting the values of Acquiring Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the EQ Trust's calculation of net asset values for each applicable Acquiring Portfolio when the EQ Trust deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Acquiring Portfolio's net asset value fairly reflects security values as of the time of pricing.

TAX CONSEQUENCES OF BUYING, SELLING AND HOLDING PORTFOLIO SHARES

Each Acquiring Portfolio will be treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by paying dividends. An Acquiring Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including those relating to types of investments, limits on investments, types of income, and dividend payment requirements. Although the EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, it could hurt the investment performance of the Portfolio. Also, an Acquiring Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its regulated investment company status, because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for those accounts. If an Acquiring Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and administrator of the EQ Trust, therefore, carefully monitors the Acquiring Portfolios' compliance with all of the applicable regulated investment company rules and variable insurance contract investment diversification rules.

Contractholders seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

CAPITALIZATION

The following table shows the capitalization of each Acquired Portfolio as of December 31, 2003. Each Acquiring Portfolio is newly organized and has not had any investment operations of its own as of the date of this Proxy Statement/Prospectus. Accordingly, each Acquiring Portfolio's capitalization immediately after the Reorganization will be equivalent to the relevant Acquired Portfolio's capitalization before the Reorganization.

-------------------------------------------------------------------------------------------------
PORTFOLIO                                          NET ASSETS    NET ASSET VALUE      SHARES
                                                 (IN MILLIONS)      PER SHARE       OUTSTANDING
-------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Portfolio         $54,637,135.40       $6.29        8,690,487.672
-------------------------------------------------------------------------------------------------
Enterprise Deep Value Portfolio                    $4,353,547.23      $12.20          356,937.000
-------------------------------------------------------------------------------------------------
Enterprise Equity Income Portfolio                $48,093,632.33       $5.27        9,127,476.251
-------------------------------------------------------------------------------------------------
Enterprise Equity Portfolio                      $282,945,178.73      $18.72       15,118,017.000
-------------------------------------------------------------------------------------------------
Enterprise Global Socially Responsive Portfolio    $4,085,260.30      $10.83          377,278.000
-------------------------------------------------------------------------------------------------
Enterprise Growth and Income Portfolio           $127,893,868.43       $4.99       25,650,151.000
-------------------------------------------------------------------------------------------------
Enterprise Growth Portfolio                      $265,470,920.99       $4.64       57,212,800.000
-------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio              $90,014,014.36       $4.82       18,684,616.819
-------------------------------------------------------------------------------------------------
Enterprise International Growth Portfolio         $55,645,008.16       $4.51       12,331,820.289
-------------------------------------------------------------------------------------------------
Enterprise Managed Portfolio                     $693,844,261.31      $18.27       37,970,076.210
-------------------------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions Portfolio      $3,324,770.72      $11.03          301,504.000
-------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Portfolio             $68,052,512.53       $7.41        9,186,284.652
-------------------------------------------------------------------------------------------------
Enterprise Short Duration Bond Portfolio           $9,767,171.92       $9.98          978,247.369
-------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Portfolio         $83,896,591.56       $7.36       11,399,008.513
-------------------------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio         $396,914,144.95      $23.56       16,843,687.385
-------------------------------------------------------------------------------------------------
Enterprise Total Return Portfolio                 $51,752,286.08      $10.33        5,007,942.000
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. The Annual Report to Shareholders of Enterprise Trust, with respect to the Acquired Portfolios, for the period ended December 31, 2003, which includes the financial statements and financial highlights of the Acquired Portfolios for the periods indicated therein and the report of __________, independent public accountants, is available upon request.

REQUIRED VOTE

Each Reorganization must be approved by the affirmative vote of a majority of the shares of the respective Acquired Portfolio represented at the Meeting in person or by proxy and entitled to vote.

If the shareholders of an Enterprise Portfolio approve the Reorganization Plan, the Reorganization involving that Portfolio will occur only if the AXA/MONY Merger has been consummated. If the AXA/MONY Merger is not consummated or if the shareholders do not approve the Reorganization Plan, the Board of Trustees shall meet to consider appropriate action for that Portfolio.

      THE ENTERPRISE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 4.

                             ----------------------

                          ADDITIONAL VOTING INFORMATION

SHARE OWNERSHIP

As of the Record Date, the number of outstanding shares of each Acquired Portfolio was as follows:

--------------------------------------------------------------------------------
PORTFOLIO                                              OUTSTANDING SHARES
--------------------------------------------------------------------------------
Enterprise Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Enterprise Deep Value Portfolio
--------------------------------------------------------------------------------
Enterprise Equity Income Portfolio
--------------------------------------------------------------------------------
Enterprise Equity Portfolio
--------------------------------------------------------------------------------
Enterprise Global Socially Responsive Portfolio
--------------------------------------------------------------------------------
Enterprise Growth and Income Portfolio
--------------------------------------------------------------------------------
Enterprise Growth Portfolio
--------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio
--------------------------------------------------------------------------------
Enterprise International Growth Portfolio
--------------------------------------------------------------------------------
Enterprise Managed Portfolio
--------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions Portfolio
--------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Portfolio
--------------------------------------------------------------------------------
Enterprise Short Duration Bond Portfolio
--------------------------------------------------------------------------------
Enterprise Small Company Growth Portfolio
--------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio
--------------------------------------------------------------------------------
Enterprise Total Return Portfolio
--------------------------------------------------------------------------------

As of the Record Date, MONY Life, MONY America and Enterprise Capital owned all of the outstanding shares of the Enterprise Portfolios. Although shares held by the Separate Accounts generally will be voted in accordance with instructions received from Contractholders, the Enterprise Trust might nevertheless be deemed to be controlled by MONY Life, MONY America and Enterprise Capital by virtue of the definition of "control" contained in the 1940 Act. MONY Life, MONY America and Enterprise Capital disclaim such control.

As of the Record Date, the following persons were known to the Enterprise Trust to own beneficially or of record 5% or more of the outstanding shares of an Enterprise Portfolio.

--------------------------------------------------------------------------------
    Portfolio               Beneficial Owner                Shares       Percent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No shares of the Acquiring Portfolios were outstanding as of the Record Date.

                                  OTHER MATTERS

The Enterprise Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. The enclosed Voting Instruction Card confers discretionary authority with respect to other matters that may properly come before the Meeting. The proxyholders will vote thereon in accordance with their best judgment.

A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of an Acquired Portfolio must be received by such Acquired Portfolio a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in the proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Reorganization Plan is approved at this Meeting with respect to each Acquired Portfolio, it is not expected that there will be any future shareholder meetings of each Acquired Portfolio.

                                        APPENDIX A

                                 PROPOSED REORGANIZATIONS

        ACQUIRED PORTFOLIOS                            ACQUIRING PORTFOLIOS (CLASS IB SHARES)

(EACH A SERIES OF THE ENTERPRISE TRUST)                    (EACH A SERIES OF THE EQ TRUST)
---------------------------------------                --------------------------------------
Enterprise Capital Appreciation Portfolio               EQ Capital Appreciation Portfolio

    Enterprise Deep Value Portfolio                           EQ Deep Value Portfolio

      Enterprise Equity Portfolio                                EQ Equity Portfolio

    Enterprise Equity Income Portfolio                      EQ Equity Income Portfolio I

Enterprise Global Socially Responsive Portfolio       EQ Global Socially Responsive Portfolio

      Enterprise Growth Portfolio                               EQ Growth Portfolio

    Enterprise Growth and Income Portfolio                EQ Growth and Income Portfolio

     Enterprise High-Yield Bond Portfolio                  EQ High-Yield Bond Portfolio

Enterprise International Growth Portfolio               EQ International Growth Portfolio

      Enterprise Managed Portfolio                             EQ Managed Portfolio

Enterprise Mergers and Acquisitions Portfolio         EQ Mergers and Acquisitions Portfolio

    Enterprise Multi-Cap Growth Portfolio                  EQ Multi-Cap Growth Portfolio

   Enterprise Short Duration Bond Portfolio               EQ Short Duration Bond Portfolio

  Enterprise Small Company Growth Portfolio              EQ Small Company Growth Portfolio

   Enterprise Small Company Value Portfolio               EQ Small Company Value Portfolio

      Enterprise Total Return Portfolio                      EQ Total Return Portfolio



                                   APPENDIX B

                   SIMILAR FUNDS ADVISED BY ENTERPRISE CAPITAL

-------------------------------------------------------------------------------------------------
                                                                                NET ASSETS (IN
       NAME OF PORTFOLIO              SIMILAR PORTFOLIO OF THE      ADVISORY    MILLIONS AS OF
                                          ENTERPRISE TRUST          FEE RATE       12/31/03)
-------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation   Enterprise Capital Appreciation     0.75%         $251.6
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
   Enterprise Deep Value Fund     Enterprise Deep Value Portfolio     0.75%          $30.7
-------------------------------------------------------------------------------------------------
     Enterprise Equity Fund         Enterprise Equity Portfolio       0.75%         $170.6
-------------------------------------------------------------------------------------------------
 Enterprise Equity Income Fund        Enterprise Equity Income        0.75%         $117.7
                                             Portfolio
-------------------------------------------------------------------------------------------------
   Enterprise Global Socially        Enterprise Global Socially       0.90%          $7.2
        Responsive Fund                 Responsive Portfolio
-------------------------------------------------------------------------------------------------
     Enterprise Growth Fund         Enterprise Growth Portfolio       0.75%        $1,689.6
-------------------------------------------------------------------------------------------------
  Enterprise Growth and Income      Enterprise Growth and Income      0.75%         $177.9
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund      Enterprise High-Yield Bond       0.60%         $285.3
                                             Portfolio
-------------------------------------------------------------------------------------------------
Enterprise International Growth   Enterprise International Growth     0.85%          $76.0
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
    Enterprise Managed Fund         Enterprise Managed Portfolio      0.75%         $130.2
-------------------------------------------------------------------------------------------------
     Enterprise Mergers and            Enterprise Mergers and         0.90%         $151.2
       Acquisitions Fund               Acquisitions Portfolio
-------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund    Enterprise Multi-Cap Growth       1.00%          $93.6
                                             Portfolio
-------------------------------------------------------------------------------------------------
 Enterprise Short Duration Bond    Enterprise Short Duration Bond     0.45%          $27.4
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
Enterprise Small Company Growth   Enterprise Small Company Growth     1.00%         $114.5
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
 Enterprise Small Company Value    Enterprise Small Company Value     0.75%         $581.9
              Fund                           Portfolio
-------------------------------------------------------------------------------------------------
  Enterprise Total Return Fund        Enterprise Total Return         0.65%          $88.9
                                             Portfolio
-------------------------------------------------------------------------------------------------


                                   APPENDIX C

                  FORM OF INVESTMENT ADVISORY AGREEMENT BETWEEN
      ENTERPRISE ACCUMULATION TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

THIS AGREEMENT, made this ___ day of ______________, 2004, is by and between Enterprise Accumulation Trust, a Massachusetts trust (hereinafter referred to as "Enterprise"), and Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser").

                             BACKGROUND INFORMATION

The Adviser originally entered into an Investment Adviser's Agreement with Enterprise dated as of September 14, 1987 ("Investment Adviser's Agreement"). The Investment Advisor's Agreement was subsequently restated on a number of occasions, and has periodically been amended by riders. Pursuant to Section 16 of the Investment Adviser's Agreement, it may be amended at any time by the mutual consent of the parties and it is therefore hereby amended and restated, with this version of the Investment Adviser's Agreement superceding all previous amended or restated versions of the Investment Adviser's Agreement.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, Enterprise and the Adviser agree as follows:

         (1) Enterprise hereby employs the Adviser to act as the Investment Adviser of Enterprise, and in addition to render certain other services to Enterprise, all as set forth herein. The Adviser hereby accepts such employment and agrees to perform such services on the terms set forth, and for the compensation herein provided.

         (2) The Adviser will furnish each series ("Portfolio") of Enterprise advice with respect to the investment and reinvestment of the assets of each Portfolio of Enterprise in accordance with the investment objectives of each such Portfolio as set forth in any currently effective registration statement with the Securities and Exchange Commission (the "SEC") with respect to securities of Enterprise.

         (3) In carrying out its duties hereunder, it is contemplated that the Adviser will select and employ subinvestment adviser Portfolio Managers for the respective Portfolios of Enterprise, subject to compliance with the provisions of Section 15 of the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (4) The Adviser will provide oversight and management services to the Fund which will include, but not be limited to, (i) supervising the sub-adviser's compliance with federal and state regulations, including the Investment Company Act, (ii) evaluating the sub-adviser's performance, (iii) analyzing the composition of the investment portfolios of each Portfolio of the Trust and preparing reports thereon for the Board or any committee of the Board,
(iv) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon request of the Board, for a replacement for any sub-adviser then serving the Trust, and (vi) preparing presentations to shareholders which analyze the Trust's overall investment program and performance.

         (5) The Adviser will for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent Enterprise in any way and is not an agent of Enterprise.

         (6) The Adviser will, at its own expense, furnish to Enterprise directly or through any of the Adviser's subsidiaries, office facilities, including space, furniture and equipment, and, to the extent that such services are not being provided by others under contract with Enterprise, personnel for the managing of the affairs of, servicing the investment of, and keeping the books and records of Enterprise, including clerical, research, statistical and investment work, but not including duties or services which are customarily performed for an open-end management investment company by its Board of Trustees, custodian, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.

Personnel provided shall be persons satisfactory to the Board of Trustees of Enterprise to serve as officers of Enterprise, including a President, one or more Vice Presidents, a Secretary, a Treasurer and such additional officers and employees as may reasonably be necessary for the execution of its duties under this Agreement.

The personnel and facilities furnished as aforesaid shall be subject to the control and direction of the Board of Trustees of Enterprise. Such personnel shall be employees of Enterprise notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Adviser.

         (7) It is understood that the Adviser does not, by this Agreement, undertake to assume or pay any costs or expenses of Enterprise except those specifically stated herein to be payable by the Adviser. In connection therewith, the Adviser understands that Enterprise pays and shall continue to pay the following expenses (which shall not be a limiting statement of such expenses):

         (a) The fees, compensation and traveling expenses of the independent Trustees of Enterprise,

         (b) Telephone,    telegraphic   and   postage   expenses   related   to
             communications between Trustees and officers of Enterprise, other than those provided by the Adviser,

         (c) The fees of any custodian, transfer agent, registrar of dividend disbursing agent of Enterprise,

         (d) Compensation  of  Enterprise's  auditors  and  counsel,   including
             compensation and costs relating to litigation,

         (e) Franchise, income and original issue taxes relating to Enterprise and its securities,

         (f) Fees and legal expenses incurred in qualifying the shares of Enterprise for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification,

         (g) Insurance premiums or interest on indebtedness,

         (h) Association dues,

         (i) Fees  and  expenses   involved  in  registering   and   maintaining
             registrations of Enterprise and of its shares with the SEC, including the preparation and printing of prospectuses,

         (j) Costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings,

         (k) Cost of printing of stock certificates,

         (l) Broker's commissions and issue and transfer taxes chargeable to Enterprise in connection with securities transactions to which Enterprise is a party, and

         (m) Business licenses, intangible and franchise taxes.

Costs relating to Enterprise's dividends and capital gains reinvestment program and other shareholder plans will not be borne by Enterprise except to the extent of the normal cost to Enterprise of issuing shares. All other costs relating to such programs and plans will be borne by the Adviser.

         (8) Enterprise agrees to pay the Adviser for its services and facilities to be furnished under this Agreement, within 15 days after the close of each calendar month after the effective date of this Agreement, the amounts equal to the percentages of the average of the daily closing net asset values of the respective Funds of Enterprise that are set forth in Schedule A hereto. Subject to the requirements of Section 15 of the Investment Company Act of 1940,

Schedule A may be amended from time to time by agreement between the Enterprise and the Adviser with respect to existing Funds of Enterprise or as new Portfolios are added to Enterprise.

         (9) The services of the Adviser hereunder are not to be deemed to be exclusive, and the Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Adviser of its responsibilities hereunder, it is agreed that the Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

         (10) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to Enterprise or to any shareholder or shareholders of Enterprise for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Adviser hereunder.

         (11) Subject to and in accordance with the articles of incorporation and by-laws of Enterprise and of the Adviser, it is agreed that the Trustees, officers, employees and shareholders of Enterprise are or may become interested in the Adviser as Trustees, officers, employees, shareholders or otherwise, and that Trustees, officers, employees and shareholders of the Adviser are or may become similarly interested in Enterprise and that the Adviser may be or become interested in Enterprise as a shareholder, or otherwise.

         (12) The Adviser will not take, and it will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of Enterprise. The Adviser also will cooperate with Enterprise in adopting a written policy prohibiting insider trading with respect to Enterprise Portfolio transactions.

         (13) In connection with the management of the investment and reinvestment of the assets of Enterprise and subject to review by Enterprise's Board of Trustees, the Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for each Portfolio of Enterprise and, at its option, at all times or from time to time to permit the respective Portfolio Managers to make such selections, subject to the review of the Adviser. In connection with such activity, the Adviser is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of Portfolio securities for Enterprise. Subject to this primary requirement, and maintaining as its first consideration the benefits for Enterprise, its Portfolios and its shareholders, the Adviser shall have the right, subject to the control of the Board of Trustees of Enterprise, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to Enterprise, the Adviser or any Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to consider sales of shares of the Portfolios as a factor in the selection of brokers and dealers.

With respect to Section 17(e) of the Investment Company Act of 1940 and Section 11(a) of the Securities Exchange Act of 1934, Enterprise hereby expressly consents and agrees that any associated person of the Adviser, including, without limitation, MONY Securities Corp., may effect securities transactions on any exchange of which such associated person is a member, and that the Adviser and such associated person may receive or retain compensation in connection therewith.

On occasions when the Adviser deems the purchase or sale of a security or other investment to be in the best interest of any Portfolio of Enterprise as well as other Portfolios of Enterprise, the Adviser may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to Enterprise and each of its Portfolios.

         (14) Enterprise may terminate this Agreement by sixty days written notice to the Adviser at any time, without the payment of any penalty, by vote of Enterprise's Board of Trustees, or by vote of a majority of its outstanding voting securities, and the Adviser may terminate this Agreement by sixty days written notice to Enterprise, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

         (15) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution, and from year to year thereafter, if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of Enterprise, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of Enterprise; and (2) is specifically approved at least annually by the vote of a majority of trustees of Enterprise who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         (16) This Agreement may be amended at any time by mutual consent of the parties; provided, that such consent on the part of Enterprise shall have been approved by a vote of the majority of the outstanding voting securities of Enterprise; but further provided, that this limitation shall not prevent any minor amendments to the Agreement which may be required by federal or state regulatory bodies, which amendments may be made without shareholder approval.

         (17) The terms "vote of a majority of the outstanding voting securities," "assignment" and " interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

         (18) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1988. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios then only to the property held for the benefit of the affected Portfolio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers, as of the date first above written.

                                        ENTERPRISE ACCUMULATION TRUST


ATTEST:  _________________________      By:  ________________________________

Secretary                               Victor Ugolyn, Chairman, President and
                                        Chief Executive Officer

                                        ENTERPRISE CAPITAL MANAGEMENT, INC.


ATTEST:  _________________________      By:  ________________________________

Secretary                               Victor Ugolyn, Chairman, President and
                                        Chief Executive Officer

                                  Schedule A to
                          Enterprise Accumulation Trust
                         Investment Adviser's Agreement

                                Percentage of Average Daily Closing Net Asset
Name of Portfolio                      Values of Portfolio to be Paid
-----------------            --------------------------------------------------

Multi-Cap Growth             At the rate of  1.00% of the  average of  the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Small Company Growth         At the  rate of 1.00%  of the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Small Company Value          At the rate  of 0.80% of  the average  of the daily
                             closing net asset values of the  Portfolio per year
                             of assets up to $400,000,000;  at the rate of 0.75%
                             of the  average  of the  daily  closing  net  asset
                             values of the  Portfolio  per year for assets  from
                             $400,000,000  to  $800,000,000;  and at the rate of
                             0.70% of the average of the daily closing net asset
                             values of the  Portfolio in excess of  $800,000,000
                             per year paid monthly.

Capital Appreciation         At the  rate of 0.75%  of the average of  the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Equity At the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of
                             0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year, paid monthly.

Equity Income                At the  rate of 0.75%  of the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Growth At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Growth and Income            At the  rate of 0.75% of  the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

                                  Schedule A to
                          Enterprise Accumulation Trust
                         Investment Adviser's Agreement

                                   (continued)

                                Percentage of Average Daily Closing Net Asset
Name of Portfolio                      Values of Portfolio to be Paid
-----------------            --------------------------------------------------

International Growth         At the rate of 0.85%  of the  average of the  daily
                             closing net asset values of the Portfolio per year, paid monthly.

Global Socially Responsive   At a  rate of  0.90% of the  average of   the daily
                             closing net asset values of the Fund per year, paid monthly.

Managed At the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of
                             0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year paid monthly.

High Yield Bond              At the rate  of 0.60% of  the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Total Return                 At the  rate of  0.55% of the  average of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Deep Value                   At the  rate of 0.75% of  the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Mergers and Acquisitions     At the  rate of 0.90% of  the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

Short Duration Bond          At the rate  of 0.45%  of the average  of the daily
                             closing net asset values of the Portfolio per year, paid monthly.

                                                       APPENDIX D

                                  SUB-ADVISERS AND PORTFOLIO MANAGERS OF THE PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO               SUB-ADVISER                                             PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation    MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"),            An investment committee is responsible for the
Portfolio               1200 17th Street, Suite 1300, Denver, Colorado          day-to-day management of the Portfolio.
                        80202, is the Sub-Adviser to the Portfolio. Marsico
                        has been providing investment counseling since
                        1997. As of December 31, 2003, total assets under
                        management for all clients were approximately $30
                        billion.
-----------------------------------------------------------------------------------------------------------------------------------
Deep Value Portfolio    WELLINGTON MANAGEMENT COMPANY, LLP                      Wellington Management uses a team of
                        ("Wellington Management"), 75 State Street, Boston,     analysts that specialize in value
                        Massachusetts 02019, is the Sub-Adviser to the          investing led by JOHN R. RYAN,  CFA,
                        Portfolio. Wellington Management has provided           Senior Vice President and Managing
                        investment counseling services since 1928, and as of    Partner of Wellington Management. He
                        December 31, 2003, had assets under management for      is responsible for day-to-day management
                        all clients of approximately $394 billion.              of the Portfolio. He has been a portfolio
                                                                                manager at Wellington Management since
                                                                                joining the firm in 1981.
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income           BOSTON ADVISORS, INC. ("Boston Advisors"), One          MICHAEL J. VOGELZANG, President and Chief
Portfolio I             Federal Street, 20th Floor, Boston, Massachusetts       Investment Officer, is responsible for the
                        02110, is the Sub-Adviser to the Portfolio.             day-to-day investment management of the
                        Boston Advisors has been providing investment           Portfolio and has more than 19 years'
                        counseling since 1971. As of December 31, 2003,         experience in the investment industry.
                        Boston Advisors had total assets under management       He has served as President of Boston Advisors
                        of approximately $4 billion.                            since 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio        TCW INVESTMENT MANAGEMENT COMPANY ("TCW"), 865 South    GLEN E. BICKERSTAFF is responsible for the
                        Figueroa Street, Suite 1800, Los Angeles, California    day-to-day  management of the Portfolio and
                        90017, is the Sub-Adviser to the Portfolio.  TCW was    is Group Managing Director of TCW, which he
                        founded in 1971 and as of December 31, 2003, TCW and    joined in May of 1998.  He has more than 20 years
                        its affiliated companies had approximately $90          of industry experience, and he previously served
                        billion under management.                               as Senior investment Portfolio Manager and Vice
                                                                                President for Transamerica Investment Services
                                                                                immediately before joining TCW from 1987 to
                                                                                1998.
-----------------------------------------------------------------------------------------------------------------------------------
Global Socially         ROCKEFELLER & CO., INC. ("Rockefeller"), 30             FARHA-JOYCE HABOUCHA, Co-director of Socially
Responsive Portfolio    Rockefeller Plaza, 54th Floor, New York, New York       Responsive Investments, is responsible for the
                        10112, is the Sub-Adviser to the Portfolio.             day-to-day management of the Portfolio.
                        Rockefeller was incorporated in 1979 and as of          Ms. Haboucha has been employed by Rockefeller
                        December 31, 2003, had  approximately $4 billion        since 1997 as a Senior Portfolio Manager. She
                        under management.                                       previously served for 10 years as a Senior
                                                                                Portfolio Manager and Co-director of Socially
                                                                                Responsive Investment Services at Neuberger &
                                                                                Berman and has more than 19 years' experience in
                                                                                the investment industry.
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income       UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS       An investment management team is responsible for
Portfolio               Global AM"), One North Wacker Drive, Chicago, Illinois  the day-to-day  management of the Portfolio.
                        60606, is the Sub-Adviser to the Portfolio. UBS
                        Global AM was formerly known as Brinson Advisers,
                        Inc., which has provided investment counseling for
                        over 50 years. As of December 31, 2003, assets
                        under management were approximately $37 billion.
-----------------------------------------------------------------------------------------------------------------------------------

                                                          D-1

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO               SUB-ADVISER                                             PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio        MONTAG & CALDWELL, INC. ("Montag & Caldwell"), 3455     RONALD E. CANAKARIS, President and Chief Investment
                        Peachtree Road, NE, Suite 1200, Atlanta, Georgia        Officer of Montag & Caldwell, is responsible fpr
                        30326-3248, is the Sub-Adviser to the Portfolio.        the day-to-day investment management of the
                        Montag & Caldwell and its predecessors have been        Portfolio and has more than 30 years' experience
                        engaged in the  business of providing investment        in the investment industry. He has been President
                        counseling to individuals and  institutions  since      of Montag & Caldwell for more than 17 years.
                        1945. Total assets under management for all clients
                        were approximately $31 billion as of December 31,
                        2003.
-----------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond         CAYWOOD-SCHOLL CAPITAL MANAGEMENT ("Caywood-Scholl"),   JAMES CAYWOOD, Managing Director and Chief
Portfolio               4350 Executive  Drive, Suite 125, San Diego,            Investment Officer, and TOM SAAKE, Portfolio
                        California  92121, is the Sub-Adviser to the            Manager, are responsible for the day-to-day
                        Portfolio. Caywood-Scholl has provided investment       management of the Portfolio. Mr. Caywood has
                        advice with respect to high-yield, low grade fixed      more than 30 years' investment industry
                        income instruments since 1986. As of December 31,       experience.  He joined Caywood-Scholl in 1986
                        2003, assets under management for all clients were      as Managing Director and Chief Investment Officer
                        approximately $2 billion.                               and has held those positions since 1986. Tom
                                                                                Saake has served as a Portfolio Manager with
                                                                                Caywood-Scholl since 1990. He has over 13 years'
                                                                                experience.
-----------------------------------------------------------------------------------------------------------------------------------
International           SSGA FUNDS MANAGEMENT, INC. ("SSgA"), Two               An investment management team is responsible
Growth Portfolio        International Place, Boston, Massachusetts 02110,       for the day-to-day management of the Portfolio.
                        is the Sub-Adviser to the Portfolio. SSgA is
                        affiliated with State Street Global Advisers, which
                        was established in 1978.  As of December 31, 2003,
                        SSgA had approximately $76 billion in assets under
                        management.
-----------------------------------------------------------------------------------------------------------------------------------
Managed Portfolio       WELLINGTON MANAGEMENT, 75 State Street, Boston,         An investment management team is responsible for
                        Massachusetts 02109, is the  Sub-Adviser to the         the day-to-day management of the Portfolio.
                        Portfolio. Wellington  Management  has  provided
                        investment  counseling  services since 1928, and as
                        of December 31, 2003,  had assets under  management
                        for all clients of approximately $394 billion.
-----------------------------------------------------------------------------------------------------------------------------------
Mergers and             GABELLI ASSET MANAGEMENT COMPANY ("GAMCO"), One         MARIO J. GABELLI has served as Chief  Investment
Acquisitions            Corporate Center, Rye, New York 10580, is the           Officer of GAMCO since its inception in 1977 and
Portfolio               Sub-Adviser to the Portfolio. GAMCO's predecessor,      is responsible for the day-to-day management of
                        Gabelli & Company,  Inc.,  was founded in 1977. As      the  Portfolio.  He has more than 30 years'
                        of December 31, 2003, total assets under management     experience in the investment industry.
                        for all clients were approximately $26 billion.
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth        FRED ALGER MANAGEMENT, INC. ("Alger"), 111 Fifth        DAVE HYUN is responsible for the day-to-day
Portfolio               Avenue, 2nd Floor, New York, New York 10003, is         management of the Portfolio. Mr. Hyun has been
                        the Sub-Adviser to the Portfolio.  Alger has been       employed by Alger since 2001 as Executive Vice
                        an investment adviser since 1964.  As of December 31,   President and Portfolio Manager. From 2000-2001,
                        2003, total assets under management for all  clients    Mr. Hyun served as Portfolio Manager at Oppenheimer
                        were  approximately $11 billion.                        Funds.  Mr. Hyun previously served at lger from
                                                                                1991-2000 as an analyst and as Senior Vice
                                                                                President and Portfolio Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Bond     MONY CAPITAL MANAGEMENT, INC. ("MONY Capital"), 1740    GREGORY M. STAPLES is responsible for the day-to-day
Portfolio               Broadway, New York, New York 10019, is the Sub-Adviser  management of the Portfolio. He joined MONY Life in
                        to the Portfolio. MONY  Capital has provided fixed      1982 as a corporate credit analyst and since 1994
                        income asset management services  to  MONY  Life        has served as a Senior Managing Director and as
                        Insurance Company ("MONY Life") and third party         head of the public bond group. He has 20 years'
                        clients since 2002. Prior to that, MONY Capital's       investment experience.
                        staff served as an unincorporated fixed income
                        asset management group for MONY Life and also
                        provided fixed income asset management services to
                        third parties. As of December 31, 2003, MONY
                        Capital had approximately $13 billion in assets
                        under management.
-----------------------------------------------------------------------------------------------------------------------------------

                                                          D-2

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO               SUB-ADVISER                                             PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------------
Small Company           WILLIAM D. WITTER, INC. ("Witter"), One Citicorp        WALTER T. PRENDERGAST, Managing Director of
Growth Portfolio        Center, 153 East 53rd Witter, Street, New York,   and   Witter is responsible for the day-to-day
                        New York 10022, is the Sub-Adviser to the Portfolio.    management of the Portfolio.  Mr. Prendergast
                        Witter has provided investment advisory services since  joined Witter in 2003 and was previously
                        1977. As of December 31, 2003, total  assets under      employed as managing director of Weiss,
                        management for all clients were approximately $2        Peck and Greer Investments LLC since 1996.
                        billion.
-----------------------------------------------------------------------------------------------------------------------------------
Small Company Value     GABELLI ASSET MANAGEMENT COMPANY ("GAMCO"), One         MARIO J. GABELLI has served as Chief Investment
Portfolio               Corporate Center, Rye, New York 10580, is the           Officer of GAMCO since its inception in 1977 and is
                        Sub-Adviser to the Portfolio. Gabelli's predecessor,    responsible for the day-to-day management of the
                        Gabelli & Company, Inc., was founded in 1977. As of     Portfolio.  He has more than 30 years' experience
                        December 31, 2003, total assets under management for    in the investment industry.
                        all clients were approximately $26 billion.
-----------------------------------------------------------------------------------------------------------------------------------
Total Return            PACIFIC INVESTMENT MANAGEMENT COMPANY,  LLC ("PIMCO"),  WILLIAM H. GROSS leads a team that manages the
Portfolio               840 Newport Center Drive, Suite 300, Newport Beach,     Portfolio.  He is a Managing Director, Chief
                        California 92660, is the Sub-Adviser to the Portfolio.  Investment Officer and a founding partner of PIMCO.
                        PIMCO has provided investment counseling since 1971.    He has been with PIMCO since 1971 and has 34 years'.
                        As of December 31, 2003, assets under management        investment experience.
                        were approximately $364 billion.
-----------------------------------------------------------------------------------------------------------------------------------

                                                          D-3

                                   APPENDIX E

          AGGREGATE BROKERAGE COMMISSIONS PAID BY ENTERPRISE PORTFOLIOS

This Appendix sets forth the aggregate brokerage commissions paid by each Enterprise Portfolio to any affiliated broker-dealers of an Enterprise Portfolio, Enterprise Capital or the Sub-Advisers for the fiscal year ended December 31, 2003.

----------------------------------------------------------------------------------------------
PORTFOLIO                   BROKER                AGGREGATE BROKERAGE      PERCENTAGE OF
                                                  COMMISSIONS PAID TO  PORTFOLIO'S AGGREGATE
                                                   AFFILIATED BROKER   BROKERAGE COMMISSIONS
                                                                         PAID TO AFFILIATED
                                                                               BROKER
----------------------------------------------------------------------------------------------
Growth and Income Portfolio     UBS Warburg LLC                 $3,295          2%
----------------------------------------------------------------------------------------------
International Growth            State Street Brokerage Svcs.    $2,073          5%
Portfolio
----------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio      Fred Alger & Co., Inc.          $172,566        51%

----------------------------------------------------------------------------------------------
Small Company Value Portfolio   Wexford Securities              $119,220        82%
----------------------------------------------------------------------------------------------

                                   APPENDIX F

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                      AMONG ENTERPRISE ACCUMULATION TRUST,
                     ENTERPRISE CAPITAL MANAGEMENT, INC. AND
                              BOSTON ADVISORS, INC.

THIS AGREEMENT, made the ___ day of _______________, 2004, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Boston Advisors, Inc., a New York corporation (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

        (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the portfolios.

        (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Equity Income Portfolio, a series of the Fund (the "Equity Income Portfolio") securities investment advisory services for the Equity Income Portfolio.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

               (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Equity Income
        Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

               (2) The Portfolio Manager shall furnish the Equity Income Portfolio advice with respect to the investment and reinvestment of the assets of the Equity Income Portfolio, or such portion of the assets of the Equity Income Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Equity Income Portfolio which are in the Fund's most recent Registration Statement.

               (3) The Portfolio Manager shall perform a monthly reconciliation of the Equity Income Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

               (4) The Portfolio Manager shall maintain all books and records with respect to the Equity Income Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and shall render to the Fund's Board of Trustees such periodic and special reports as the Fund's Board of Trustees may reasonably request. The Portfolio Manager shall timely furnish to the Adviser all information relating to the Portfolio Manager's services under this Agreement needed by the Adviser to keep the other books and records of the Equity Income Portfolio required by Rule 31a-1 under the 1940 Act. The Portfolio Manager agrees that all records that it maintains on behalf of the Equity Income Portfolio are property of the Equity Income Portfolio and the Portfolio Manager will surrender promptly to the Equity Income Portfolio any of such records upon the Equity Income Portfolio's request; provided, however, that the Portfolio Manager may retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Portfolio Manager shall perform a monthly reconciliation of the Equity Income Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

               (5) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Equity Income Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Equity Income Portfolio.

               (6) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Equity Income Portfolio.

               (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Income Portfolio managed by the Portfolio Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 under management and a sum equal to 0.0208 of 1% of the average of the daily closing net asset value for the next $100,000,000 to $200,000,000 (that is, 0.25 of 1% per year); and a sum equal to 0.0167 of 1% of the average of daily closing net asset value for assets in excess of $200,000,000 managed by the Portfolio Manager during such month (that is, 0.20 of 1% per year).

               (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

               (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Equity Income Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Equity Income Portfolio's shares.

               (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager, may, from time to time, hereafter, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Portfolio Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients, the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each client.

               (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Equity Income Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Equity Income Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder; except that the Portfolio Manager shall be held liable for any losses resulting from its negligent management which result in transactional errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Portfolio manager's negligence which result in mispricing the Equity Income Portfolio; and the Portfolio Manager shall be obligated to make the Equity Income Portfolio whole and absorb related transfer agent costs which result from the transaction.

               (9) The Portfolio Manager will not take, and will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of any holdings of any Portfolios of the Fund. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Income Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

               (10) In connection with the management of the investment and reinvestment of the assets of the Fund, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Equity Income Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Equity Income securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Income Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Income Portfolio, the Adviser or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities
        Dealers, Inc., to select brokers and dealers who sell shares of portfolios of the Fund.

               (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Portfolio's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Equity Income Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

               (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until November 29, 2004, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Equity Income Portfolio, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

               (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case
        (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

               The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

               (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

               (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

               (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

               (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

        by the Portfolio Manager:   Boston Advisors, Inc.
                                    1740 Broadway
                                    New York, NY  10019

        by the Adviser:             Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022

        by the Fund:                Enterprise Accumulation Trust c/o Enterprise
                                     Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022

               or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

               (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

               (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Equity Income Portfolio.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested as of the date first above written.

                                    ENTERPRISE ACCUMULATION TRUST


ATTEST:  ________________________   By:  ________________________________
Secretary                           Victor Ugolyn, Chairman, President and Chief
                                    Executive Officer

                                    ENTERPRISE CAPITAL MANAGEMENT, INC.


ATTEST:  ________________________   By:  ________________________________
Secretary                           Victor Ugolyn, Chairman, President and Chief
                                    Executive Officer


                                    BOSTON ADVISORS, INC.


ATTEST:  ________________________   By:    ________________________________
Secretary                           Name:  ________________________________
                                    Title: ________________________________

                                   APPENDIX G

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                      AMONG ENTERPRISE ACCUMULATION TRUST,
                     ENTERPRISE CAPITAL MANAGEMENT, INC. AND
                          MONY CAPITAL MANAGEMENT, INC.

THIS AGREEMENT, made the ___ day of ______________, 2004, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and MONY Capital Management, Inc., a Delaware corporation (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

        (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the portfolios.

        (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Short Duration Bond Portfolio, a series of the Fund (the "Short Duration Bond Portfolio"), securities investment advisory services for the Short Duration Bond Portfolio.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, the Fund, the Adviser and the Portfolio Manager agree as follows:

               (1) The Fund and the Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Short Duration Bond Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

               (2) The Portfolio Manager shall furnish the Short Duration Bond Portfolio advice with respect to the investment and reinvestment of the assets of the Short Duration Bond Portfolio, or such portion of the assets of the Short Duration Bond Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Short Duration Bond Portfolio which are in the Fund's most recent Registration Statement.

               (3) The Portfolio Manager shall perform a monthly reconciliation of the Short Duration Bond Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

               (4) The Portfolio Manager shall maintain all books and records with respect to the Short Duration Bond Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and
        (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and shall render to the Fund's Board of Trustees such periodic and special reports as the Fund's Board of Trustees may reasonably request. The Portfolio Manager shall timely furnish to the Adviser all information relating to the Portfolio Manager's services under this Agreement needed by the Adviser to keep the other books and records of the Short Duration Bond Portfolio required by Rule 31a-1 under the 1940 Act. The Portfolio Manager agrees that all records that it maintains on behalf of the Short Duration Bond Portfolio are property of the Short Duration Bond Portfolio and the Portfolio Manager will surrender promptly to the Short Duration Bond Portfolio any of such records upon the Short Duration Bond Portfolio's request; provided, however, that the Portfolio Manager may retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Portfolio Manager shall perform a monthly reconciliation of the Short Duration Bond Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

               (5) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Short Duration Bond Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Short Duration Bond Portfolio.

               (6) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Short Duration Bond Portfolio.

               (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.0083 of 1% of the average of the daily closing net asset value of the Short Duration Bond Portfolio managed by the Portfolio Manager during such month. (that is, 0.10 of 1% per year).

               (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

               (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Short Duration Bond Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Short Duration Bond Portfolio's shares.

               (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager, may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Portfolio Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients, the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each client.

               (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Short Duration Bond Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Short Duration Bond Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder; except that the Portfolio Manager shall be held liable for any losses resulting from its negligent management which result in transactional errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Portfolio manager's negligence which result in mispricing the Short Duration Bond Portfolio; and the Portfolio Manager shall be obligated to make the Short Duration Bond Portfolio whole and absorb related transfer agent costs which result from the transaction.

               (9) The Portfolio Manager will not take, and will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of any holdings of any portfolios of the Short Duration Bond Portfolio. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Short Duration Bond Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

               (10) In connection with the management of the investment and reinvestment of the assets of the Short Duration Bond Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Short Duration Bond Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Short Duration Bond securities for the Fund.
        Subject to this primary requirement, and maintaining as its first consideration the benefits for the Short Duration Bond Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Short Duration Bond Portfolio, the Adviser or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios of the Fund.

               (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Portfolio's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Short Duration Bond Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15 (a) of the 1940 Act, in which event this Agreement shall remain in full force and effect.

               (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until November 29, 2004, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Short Duration Bond Portfolio, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

               (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case
        (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

               The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

               (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

               (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the ownership of the Portfolio Manager.

               (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

               (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

        by the Portfolio Manager:  MONY Capital Management, Inc.
                                   1740 Broadway
                                   New York, NY  10019
                                   Attn:  William Goodwin, President

        by the Adviser:            Enterprise Capital Management, Inc.
                                   3343 Peachtree Road, N.E., Suite 450
                                   Atlanta, GA  30326-1022

        by the Fund:               Enterprise Accumulation Trust c/o Enterprise
                                    Capital Management, Inc.
                                   3343 Peachtree Road, N.E., Suite 450
                                   Atlanta, GA  30326-1022

               or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.


               (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

               (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Short Duration Bond Portfolio.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested as of the date first above written.

                                   ENTERPRISE ACCUMULATION TRUST


ATTEST:  _______________________   By:  ________________________________
Secretary                          Victor Ugolyn, Chairman, President and Chief
                                   Executive Officer

                                   ENTERPRISE CAPITAL MANAGEMENT, INC.


ATTEST:  _______________________   By:  ________________________________
Secretary                          Victor Ugolyn, Chairman, President and Chief
                                   Executive Officer

                                   MONY CAPITAL MANAGEMENT, INC.


ATTEST:  _______________________   By:    ________________________________
Secretary                          Name:  ________________________________
                                   Title: ________________________________

                                   APPENDIX H

                                     FORM OF
                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                      RELATING TO THE ENTERPRISE PORTFOLIOS

THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of this ___ day of ______________, 2004, by and among EQ Advisors Trust, a Delaware statutory trust ("Acquiring Fund"), on behalf of each of its segregated portfolios of assets ("series") listed on Schedule A to this Agreement ("Schedule A"), Enterprise Accumulation Trust, a Massachusetts business trust ("Acquired Fund"), on behalf of its series listed on Schedule A, and, solely for purposes of paragraph 6, AXA Financial, Inc. ("AXA Financial"). (Each such series listed on Schedule A under the heading "Acquiring Portfolios" is a series of the Acquiring Fund and is referred to herein as an "Acquiring Portfolio," each such series listed thereon under the heading "Acquired Portfolios" is a series of the Acquired Fund and is referred to herein as an "Acquired Portfolio," and all such series are sometimes referred to herein individually as a "Portfolio" and collectively as the "Portfolios." The Acquiring Fund and the Acquired Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

The Acquired Fund sells, and the Acquiring Fund will sell, common shares of beneficial interest, $0.01 par value per share, in its respective Portfolios ("shares") to separate accounts of certain insurance companies. The Acquired Portfolios are, and the Acquiring Portfolios will be, an underlying investment option for those separate accounts, which fund certain variable annuity contracts and/or variable life insurance policies issued by those companies ("Contracts"). Shares of the Acquired Portfolios are held entirely by separate accounts of MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("Insurance Companies") (collectively, "Separate Accounts") and by MONY Life and Enterprise Capital Management, Inc. as surplus or seed money investments. Under applicable law, the assets of all such Separate Accounts (i.e., the shares of the Portfolios) are the property of the respective Insurance Companies (which are the owners of record of those shares) and are held for the benefit of the Contract holders.

Each Fund wishes to effect sixteen separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will involve an Acquired Portfolio's changing its identity, form, and place of organization -- by converting from a series of the Acquired Fund to a series of the Acquiring Fund -- by transferring all its assets to the Acquiring Portfolio listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Acquired Portfolio's business) in exchange solely for shares in that Acquiring Portfolio, that Acquiring Portfolio's assumption of all that Acquired Portfolio's liabilities, and the distribution of those shares to the Separate Accounts in complete liquidation of that Acquired Portfolio (all the foregoing transactions involving each Acquired Portfolio and its corresponding Acquiring Portfolio being referred to herein collectively as a "Reorganization"), all on the terms and conditions hereinafter set forth in this Agreement. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement will refer only to a single Reorganization, one Acquired Portfolio, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Fund's Board of Trustees (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its respective Portfolio and that the interests of the existing shareholders of its respective Portfolio will not be diluted as a result of the Reorganization. The Acquired Portfolio's shareholders, at a meeting thereof duly called to consider and act on this Agreement, have approved this Agreement in accordance with the Acquired Fund's Certificate of Trust, including any amendments thereto ("Certificate of Trust"), Declaration of Trust, including any amendments thereto, and By-Laws (collectively, "Acquired Fund Governing Documents") and applicable law.

The Acquired Portfolio offers one class of shares ("Acquired Portfolio Shares"). The Acquiring Portfolio's shares will be divided into two classes, designated Class IA and Class IB shares. Only Class IB shares ("Acquiring Portfolio Shares") will be involved in the Reorganization.

1.      PLAN OF REORGANIZATION AND TERMINATION

        1.1 Subject to the terms and conditions herein set forth, the Acquired Portfolio shall assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall -

        (a) issue and deliver to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding; and

        (b) assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

        1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property the Acquired Portfolio owns (including all cash, securities, commodities, futures interests, interest and dividends receivable, claims and rights of action, rights to register shares under applicable securities laws, and books and records, and any deferred or prepaid expenses shown as an asset on its books) on the closing date provided for in paragraph 2.1 ("Closing Date") (collectively, "Assets").

        1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Portfolio, whether absolute, accrued, contingent, or otherwise, known or unknown, existing on the Closing Date (collectively, "Liabilities").

        1.4 At the Closing, the Acquiring Portfolio shall redeem the Acquiring Portfolio Share issued pursuant to paragraph 5.6 for $1.00. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the Acquired Portfolio's account on the Acquiring Portfolio's books to open accounts on the Acquiring Portfolio's share records in the names of the Separate Accounts (i.e., the account for a Separate Account shall be credited with the number of full and fractional Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares that Separate Account held on the Closing Date). All issued and outstanding Acquired Portfolio Shares shall simultaneously be canceled on its books. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

        1.5 Ownership of Acquiring Portfolio Shares shall be shown on the books of The Equitable Life Assurance Society of the United States ("Equitable") as the Acquiring Fund's transfer agent.

        1.6 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility.

        1.7 As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Closing Date, the Acquired Portfolio shall be terminated as a series of the Acquired Fund and any further actions shall be taken in connection therewith as required by applicable law.

2.      CLOSING AND CLOSING DATE

        2.1 Unless the Funds agree otherwise, the Closing Date shall be ____________, 2004, and all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time). The Closing shall be held at the offices of the Acquiring Fund or at such other place as the Funds agree.

        2.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Portfolio ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act")) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

        2.3 The Acquired Fund shall direct State Street Bank and Trust Company, in its capacity as the Acquired Fund's transfer agent ("Acquired Fund Transfer Agent"), to deliver at the Closing a certificate of an authorized officer identifying the Separate Accounts and stating the number (rounded to the third decimal place) and percentage ownership of outstanding Acquired Portfolio Shares owned by each Separate Account immediately prior to the Closing.

        2.4 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a certificate of the Acquired Fund's Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Portfolio's books immediately before the Closing.

        2.5 Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

        2.6 At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, and other documents the other Fund or its counsel reasonably requests.

3.      REPRESENTATIONS AND WARRANTIES

        3.1 The Acquired Fund, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Fund, on behalf of the Acquiring Portfolio, as follows:

        (a) The Acquired Fund is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and the Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

        (b) The Acquired Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing;

        (c) The Acquired Portfolio is duly organized as a series of the Acquired Fund;

        (d) On the Closing Date, the Acquired Fund, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended ("1933 Act");

        (e) The Acquired Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquired Fund Governing Documents or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound;

        (f) All material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

        (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund with respect to the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund, on behalf of the Acquired Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Portfolio at and for the year ended on December 31, 2003, have been audited by __________, independent accountants, and are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (i) Since December 31, 2003, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in net asset value per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

        (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (k) The Acquired Portfolio is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Portfolio has met (or, for its current taxable year, will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC"), has complied (or will comply) with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; the Acquired Portfolio will invest its assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; from the time it commenced operations through the Closing Date, the Acquired Portfolio has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        (l) All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

        (m) The Acquired Portfolio incurred the Liabilities in the ordinary course of its business;

        (n)    The Acquired  Portfolio is not under the  jurisdiction of a court
               in  a  "title  11  or  similar   case"  (as  defined  in  section
               368(a)(3)(A) of the Code);

        (o) During the five-year period ending on the Closing Date, (1) neither the Acquired Portfolio nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except for shares redeemed in the ordinary course of the Acquired Portfolio's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Portfolio Shares, other than normal, regular dividend distributions made pursuant to the Acquired Portfolio's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

        (p) Not more than 25% of the value of the Acquired Portfolio's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        (q) The Acquired Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (r) The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

        (s) The Acquired Fund does not have, and during the six months before the date hereof has not had, any employees and shall not hire any employees after the date hereof through the Closing; and as of the Closing Date the Acquired Fund will have no obligation to provide any (1) post-retirement or post-employment benefit to any individual or any corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity ("Person"), including under any material "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit-sharing, or welfare plan, or other plan, arrangement, or understanding maintained or contributed to by the Acquired Fund on the Acquired Portfolio's behalf, or otherwise providing benefits to any current or former employee, officer, or director of the Acquired Fund, or (2) unfunded deferred compensation or other unfunded or self-funded benefits to any Person;

        (t) No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquired Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquired Fund or any action taken by it; and

        (u) The Acquiring Portfolio Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

        3.2 The Acquiring Fund, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Fund, on behalf of the Acquired Portfolio, as follows:

        (a) The Acquiring Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof;

        (b) The Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing;

        (c) Before the Closing Date, the Acquiring Portfolio will be duly organized as a series of the Acquiring Fund;

        (d) The Acquiring Portfolio has not commenced operations and will not do so until after the Closing;

        (e) Before the Closing Date, there will be no (1) issued and outstanding Acquiring Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, (3) security convertible into any Acquiring Portfolio
               Shares, or (4) any other securities issued by it, except as provided in paragraph 5.6;

        (f) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        (g) The Acquiring Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Fund's Agreement and Declaration of Trust or By-Laws (collectively,
               "Acquiring Fund Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

        (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund with respect to the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund, on behalf of the Acquiring Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (i) The Acquiring Portfolio will be a "fund" as defined in section 851(g)(2) of the Code, will meet the requirements of Subchapter M of the Code for qualification as a RIC, and will comply with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

        (j) The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

        (k) Following the Reorganization, the Acquiring Portfolio (1) will continue the Acquired Portfolio's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Portfolio's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Portfolio
               (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the
               Reorganization,    unless   and   until   subsequent   investment
               circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        (l) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

        (m) During the five-year period ending on the Closing Date, neither the Acquiring Portfolio nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares;

        (n) Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Portfolio's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        (o) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Separate Accounts, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Fund;

        (p) The Registration Statement (other than written information provided by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

        (q) No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquiring Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquiring Fund or any action taken by it.

        3.3 Each Fund, on behalf of its respective Portfolio, represents and warrants to the other Fund, on behalf of its respective Portfolio, as follows:

        (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for its execution or performance of this Agreement, except for (1) the Acquiring Fund's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

        (b) The fair market value of the Acquiring Portfolio Shares each Separate Account receives will be approximately equal to the fair market value of its Acquired Portfolio Shares it constructively surrenders in exchange therefor;

        (c) Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Portfolio Shares before the Reorganization to any person "related" (within the meaning of section  1.368-1(e)(3) of the Regulations) to either Portfolio or
               (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

        (d) The Separate Accounts will pay their own expenses, if any, incurred in connection with the Reorganization;

        (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

        (f) None of the compensation any Insurance Company receives as a service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the Acquired Portfolio Shares that Insurance Company (through its Separate Account(s)) held; none of the Acquiring Portfolio Shares any Insurance Company receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        (g) Neither Portfolio will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

        (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o) and 3.2(j) and (m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Portfolio on the Closing Date;

        (i) Immediately following consummation of the Reorganization, the Separate Accounts will own all the Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately before the Reorganization; and

        (j) Immediately following consummation of the Reorganization, the Acquiring Portfolio will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Acquired Portfolio held or was subject to immediately prior to the Reorganization, plus any liabilities for the Portfolios' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Portfolio made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.      COVENANTS

        4.1 The Acquired Fund covenants to take all trust action necessary to obtain approval of the transactions contemplated herein.

        4.2 The Acquired Fund covenants that the Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        4.3 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining information the latter Fund reasonably requests concerning the beneficial ownership of Acquired Portfolio Shares.

        4.4 The Acquired Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Fund at the Closing.

        4.5 Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

        4.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Portfolio, title to and possession of all the Assets, and (b) the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        4.7 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

        4.8 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.      CONDITIONS PRECEDENT

        Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the time of Closing, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

        5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio's assets or properties.

        5.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

        5.3 The Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Acquiring Fund ("Acquiring Fund Counsel"), substantially to the effect that:

        (a) The Acquiring Portfolio is a duly established series of the Acquiring Fund, a statutory trust validly existing under the laws of the State of Delaware with power to own all its properties and assets and to carry on its business as described in the Acquiring Fund's current registration statement on Form N-1A filed with the Commission ("Acquiring Fund's Form N-1A");

        (b) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund on behalf of the Acquiring Portfolio and is a valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

        (c) Assuming that a consideration of not less than the net asset value of the Acquiring Portfolio Shares has been paid, and assuming that such shares are issued in accordance with the terms of this Agreement, the Acquiring Portfolio Shares are legally issued and fully paid and non-assessable by the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the
               Acquiring Fund (which shall include the agreements and instruments filed as exhibits to the Acquiring Fund's Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquiring Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquiring Portfolio under the express terms of any court order that, to Acquiring Fund Counsel's knowledge, without investigation, names the Acquiring Portfolio and is specifically directed to it or its property;

        (e) No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Delaware, as to which Acquiring Fund Counsel expresses no opinion;

        (f) The Acquiring Fund is registered as an investment company under the 1940 Act, and, to Acquiring Fund Counsel's knowledge, no order has been issued or proceeding instituted to suspend such registration; and

        (g) To Acquiring Fund Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative
               proceeding,   or   investigation   of  or  before  any  court  or
               governmental body is pending or overtly threatened as to the Acquiring Portfolio or any of its properties or assets, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio's business.

In rendering such opinion, Acquiring Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery and performance of any agreement, instrument or document by any person or entity other than the Acquiring Fund and/or the Acquiring Fund on behalf of the Acquiring Portfolio, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and such other assumptions as are customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Acquiring Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers' certificates.

        5.4  The   Acquiring   Fund   shall   have   received   an   opinion  of
________________, counsel to the Acquired Fund ("Acquired Fund Counsel"), substantially to the effect that:

        (a) The Acquired Portfolio is a duly established series of the Acquired Fund, a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, validly existing under the laws of the Commonwealth of Massachusetts with power to own all its properties and assets and to carry on its business as described in the Acquired Fund's registration statement on Form N-1A filed with the Commission ("Acquired Fund's Form N-1A");

        (b) This Agreement has been duly authorized, executed, and delivered by the Acquired Fund on behalf of the Acquired Portfolio and is a valid and binding obligation of the Acquired Portfolio, enforceable against the Acquired Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

        (c) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquired Fund (which shall include the agreements and instruments filed as exhibits to the Acquired Fund's Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquired Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquired Portfolio under the express terms of any court order that, to Acquired Fund Counsel's knowledge, without investigation, names the Acquired Portfolio and is specifically directed to it or its property;

        (d) No consent, approval, authorization, or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the Commonwealth of Massachusetts, as to which Acquired Fund Counsel expresses no opinion;

        (e) The Acquired Fund is registered as an investment company under the 1940 Act, and, to Acquired Fund Counsel's knowledge, no order has been issued or proceeding instituted to suspend such registration; and

        (f) To Acquired Fund Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative
               proceeding,   or   investigation   of  or  before  any  court  or
               governmental body is pending or overtly threatened as to the Acquired Portfolio or any of its properties or assets, and the Acquired Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio's business.

In rendering such opinion, Acquired Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions that the execution, delivery and performance of any agreement, instrument or document by any person or entity other than the Acquired Fund and/or the Acquired Fund on behalf of the Acquired Portfolio, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and such other assumptions as are customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Acquired Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers' certificates.

        5.5 Each Fund shall have received an opinion of Acquiring Fund Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Acquiring Fund Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Acquiring Fund Counsel may treat as representations and warranties made to it, and in separate letters addressed to Acquiring Fund Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        (a) The Acquiring Portfolio's acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by the Acquired Portfolio's distribution of those shares to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for those shares, will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and each Portfolio will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (b)    The  Acquired  Portfolio  will  recognize  no gain or loss on the transfer of the Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio's assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Portfolio Shares;

        (c) The Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

        (d) The Acquiring Portfolio's basis in each Asset will be the same as the Acquired Portfolio's basis therein immediately before the Reorganization, and the Acquiring Portfolio's holding period for each Asset will include the Acquired Portfolio's holding period therefor;

        (e) A Separate Account will recognize no gain or loss on the constructive exchange of all its Acquired Portfolio Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization;

        (f) A Separate Account's aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it constructively surrenders in exchange for those Acquiring
               Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the Separate Account held them as capital assets on the Closing Date; and

        (g) For purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Portfolio's taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio's tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio's taxable year before the Reorganization will be included in the Acquiring Portfolio's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        5.6 Before the Closing, the Acquiring Fund's Board of Trustees shall have authorized the issuance of, and the Acquiring Portfolio shall have issued, one Acquiring Portfolio Share to Equitable or an affiliate thereof in consideration of the payment of $1.00 to vote on the management contract and distribution plan referred to in paragraph 5.7.

        5.7 The Acquiring Fund (on behalf of and with respect to the Acquiring Portfolio) shall have entered into, or adopted, as appropriate, a management contract, distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Portfolio's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Acquiring Fund's Board of Trustees and, to the extent required by law (as interpreted by Commission staff positions), by such of those Trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by Equitable or its affiliate as the Acquiring Portfolio's sole shareholder.

        5.8 The transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, AIMA Acquisition Co., and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial, shall have been substantially consummated.

        5.9 At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.5 and 5.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio's shareholders' interests.

6.      EXPENSES

The Reorganization Expenses shall be borne by AXA Financial. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.      TERMINATION

This Agreement may be terminated at any time at or before the Closing:

        7.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before ______________, 2004; or

        7.2 By the Funds' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or its Trustees or officers, to the other Fund.

8.      AMENDMENTS

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, provided that no such amendment, modification, or supplement shall have a material adverse effect on the Separate Accounts' interests.

9.      ENTIRE AGREEMENT; NO SURVIVAL

Neither Fund has made any representations, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

10.     SEVERABILITY

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.     MISCELLANEOUS

        11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

        11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Portfolios and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Fund's Trustees solely in their capacities as Trustees, and not individually, and that each Fund's obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of either Fund other than the Portfolios but are only binding on and enforceable against the respective Portfolios' property. Each Portfolio, in asserting any rights or claims under this Agreement, shall look only to the other Portfolio's property in settlement of such rights or claims and not to such Trustees, officers, or shareholders.

        11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each Fund has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST: ENTERPRISE ACCUMULATION TRUST, on behalf of each of its series listed on Schedule A

By:  ______________________________    By:   __________________________________
     Catherine R. McClellan                  Victor Ugolyn
     Secretary                               Chairman, President and Chief
                                             Executive Officer


ATTEST:                                EQ ADVISORS TRUST, on behalf of each of
                                       its series listed on Schedule A

By:  ______________________________    By:   __________________________________
     Patricia Louie                          Steven M. Joenk
     Secretary                               President and Chief Executive
                                             Officer


ATTEST:                                Solely with respect to paragraph 6, AXA
                                       Financial, Inc.

By:  ______________________________    By:   __________________________________
     Patricia Louie                          Peter D. Noris
     Vice President and Counsel              Executive Vice President and
                                             Chief Investment Officer


                                           SCHEDULE A

             ACQUIRED PORTFOLIOS                                ACQUIRING PORTFOLIOS

  (EACH A SERIES OF ENTERPRISE ACCUMULATION             (EACH A SERIES OF EQ ADVISORS TRUST)
                    TRUST)
---------------------------------------                --------------------------------------
Enterprise Capital Appreciation Portfolio                 Capital Appreciation Portfolio

    Enterprise Deep Value Portfolio                             Deep Value Portfolio

      Enterprise Equity Portfolio                                 Equity Portfolio

    Enterprise Equity Income Portfolio                        Equity Income Portfolio I

Enterprise Global Socially Responsive Portfolio         Global Socially Responsive Portfolio

      Enterprise Growth Portfolio                               Growth Portfolio

    Enterprise Growth and Income Portfolio                Growth and Income Portfolio

     Enterprise High-Yield Bond Portfolio                  High-Yield Bond Portfolio

Enterprise International Growth Portfolio                 International Growth Portfolio

      Enterprise Managed Portfolio                             Managed Portfolio

Enterprise Mergers and Acquisitions Portfolio           Mergers and Acquisitions Portfolio

    Enterprise Multi-Cap Growth Portfolio                    Multi-Cap Growth Portfolio

   Enterprise Short Duration Bond Portfolio                Short Duration Bond Portfolio

  Enterprise Small Company Growth Portfolio                Small Company Growth Portfolio

   Enterprise Small Company Value Portfolio                Small Company Value Portfolio

      Enterprise Total Return Portfolio                       Total Return Portfolio


                                   APPENDIX I

             INVESTMENT OBJECTIVES AND POLICIES OF THE EQ PORTFOLIOS

This Appendix provides a more complete description of the principal investment objectives, strategies and risks of each of the EQ Portfolios. Of course, there can be no assurance that any EQ Portfolio will achieve its investment objective. The investment objective of an EQ Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

        o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each EQ Portfolio below.

        o Additional information concerning each EQ Portfolio's strategies, investments and risks can also be found in the EQ Trust's Statement of Additional Information.

CAPITAL APPRECIATION PORTFOLIO
------------------------------

INVESTMENT OBJECTIVE:  Seeks to maximize capital appreciation.

THE INVESTMENT STRATEGY: The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Sub-Adviser's investment approach emphasizes large capitalization U.S. companies that, in the Sub-Adviser's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamental (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces) or a permanent change in industry/company fundamentals that alters the original investment thesis. The Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk
        o  Small-Cap and Mid-Cap Company Risk

DEEP VALUE PORTFOLIO
--------------------

INVESTMENT OBJECTIVE: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

THE INVESTMENT STRATEGY: The Portfolio invests primarily in large capitalization companies whose stocks the Sub-Adviser considers to be undervalued stocks. The Portfolio may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Sub-Adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Sub-Adviser's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Portfolio's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Portfolio may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Securities Lending Risk
        o  Small-Cap and Mid-Cap Company Risk
        o  Value Investing Risk

EQUITY INCOME PORTFOLIO
-----------------------

INVESTMENT OBJECTIVE: Seeks a combination of growth and income to achieve an above-average and consistent total return.

THE INVESTMENT STRATEGY: The Equity Income Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio generally invests in dividend- paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Securities Lending Risk

EQUITY PORTFOLIO
----------------

INVESTMENT OBJECTIVE:  Seeks to achieve long-term capital appreciation.

THE INVESTMENT STRATEGY: The Equity Portfolio invests normally at least 80% of its net assets in equity securities. The Portfolio invests in U.S. common stock of companies that meet the Sub-Adviser's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. To that end, the Sub-Adviser selects companies with one or more of the following characteristics: Superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable customer or business franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Securities Lending Risk

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO
------------------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve total return.

THE INVESTMENT STRATEGY: The Global Socially Responsive Portfolio invests primarily in equity securities of companies that the Sub-Adviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Sub-Adviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Sub-Adviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Portfolio does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights. The Sub-Adviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Sub-Adviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Sub-Adviser seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Sub-Adviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own growth and/or value stocks depending on their relative attractiveness. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Foreign Securities Risk
             Currency Risk
             Political/Economic Risk
             Regulatory Risk
        o  Securities Lending Risk

GROWTH AND INCOME PORTFOLIO
---------------------------

INVESTMENT OBJECTIVE: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

THE INVESTMENT STRATEGY: The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.

In selecting securities, the Sub-Adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser's assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Derivatives Risk
        o  Equity Risk
        o  Growth Investing Risk
        o  Securities Lending Risk
        o  Small-Cap and Mid-Cap Company Risk

GROWTH PORTFOLIO
----------------

INVESTMENT OBJECTIVE:  Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY: The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Growth Investing Risk
        o  Securities Lending Risk

HIGH-YIELD BOND PORTFOLIO
-------------------------

INVESTMENT OBJECTIVE:  Seeks to maximize current income.

THE INVESTMENT STRATEGY: The High-Yield Bond Portfolio normally invests at least 80% of its net assets in bonds that are below investment grade. The Portfolio generally invests in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Sub-Adviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Sub-Adviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Sub-Adviser have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Sub-Adviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by SandP; (2) unrated debt securities which, in the judgment of the Sub-Adviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The
Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Fixed Income Risk
               Credit Risk
               Interest Rate Risk
               Junk Bonds or Lower Rated Securities Risk
        o  Foreign Securities Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk

INTERNATIONAL GROWTH PORTFOLIO
------------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY: The International Growth Portfolio normally invests at least 80% of its net assets in non-U.S. equity securities that the Sub-Adviser believes are undervalued. The Sub-Adviser uses an approach that involves top-down country allocation combined with bottom-up stock selection. The Sub-Adviser looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Sub-Adviser diversifies investments among European, Australian and Far East ("EAFE") markets. The Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Foreign Securities Risk
                Currency Risk
                Emerging Market Risk
                Political/Economic Risk
                Regulatory Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk
        o  Value Investing Risk

MANAGED PORTFOLIO
-----------------

INVESTMENT OBJECTIVE:  Seeks to achieve growth of capital over time.

THE INVESTMENT STRATEGY: The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of portfolio assets will be invested in equity securities, 30% of portfolio assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Sub-Adviser's evaluations of economic and market trends and its perceptions of the relative values available from such types of securities at any given time. The Sub-Adviser has the discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of portfolio assets.

The Portfolio's equity investments will be primarily large cap companies, however the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Portfolio may invest up to 20% of its assets in foreign equity and debt securities. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Asset Allocation Risk
        o  Equity Risk
        o  Fixed Income Risk
               Credit Risk
               Interest Rate Risk
               Investment Grade Securities Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk

MERGERS AND ACQUISITIONS PORTFOLIO
----------------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY: The Sub-Adviser will purchase shares of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Sub-Adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Sub-Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase the selling company's securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The
Sub-Adviser  may  invest in  small,  mid and large  capitalization  stocks.  The
Sub-Adviser expects a high portfolio turnover rate of 150% or more. The Portfolio is a non-diversified portfolio, which means that it may invest in a limited number of issuers. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Derivatives Risk
        o  Equity Risk
        o  Non-Diversification Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk
        o  Small-Cap and Mid-Cap Company Risk

MULTI-CAP GROWTH PORTFOLIO
--------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve long-term capital appreciation.

THE INVESTMENT STRATEGY: The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Sub-Adviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Growth Investing Risk
        o  Portfolio Turnover Risk
        o  Securities Lending Risk
        o  Small-Cap and Mid-Cap Company Risk

SHORT DURATION BOND PORTFOLIO
-----------------------------

INVESTMENT OBJECTIVE: Seeks current income with reduced volatility of principal.

THE INVESTMENT STRATEGY: The Short Duration Bond Portfolio normally invests at least 80% of its net assets in bonds and other debt securities. To help maintain a high level of share price stability, the Portfolio seeks to keep the average duration of the overall portfolio between one year and three years. The Portfolio may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio exposure to investment risks. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio will not invest in securities rated below "BBB." The Portfolio will maintain a minimum average credit quality rating of "A" in its portfolio. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Derivatives Risk
        o  Fixed Income Risk
              Credit Risk
              Interest Rate Risk
              Investment Grade Securities Risk
        o  Foreign Securities Risk
        o  Securities Lending Risk

SMALL COMPANY GROWTH PORTFOLIO
------------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY: The Small Company Growth Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in a diversified portfolio of common stocks of small capitalization companies that exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Sub-Adviser uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Sub-adviser looks for sales growth in excess of 15% for three to five years and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the Portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Growth Investing Risk
        o  Securities Lending Risk
        o  Small-Cap Company Risk

SMALL COMPANY VALUE PORTFOLIO
-----------------------------

INVESTMENT OBJECTIVE:  Seeks to maximize capital appreciation.

THE INVESTMENT STRATEGY: The Small Company Value Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Sub-Adviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value," or what an investor would pay for the company. The Sub-Adviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o  Equity Risk
        o  Securities Lending Risk
        o  Small-Cap Company Risk
        o  Value Investing Risk

TOTAL RETURN PORTFOLIO
----------------------

INVESTMENT OBJECTIVE:  Seeks total return.

THE INVESTMENT STRATEGY: The Total Return Portfolio invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Sub-Adviser to be of comparable quality. Junk bonds may comprise no more than 20% of the Portfolio's total assets. In selecting fixed income securities, the Sub-Adviser will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Portfolio's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Portfolio may invest in any of the components of the index. The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. For risk management purposes or as part of its investment strategy, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section "More Information on Principal Risks."

        o   Asset Allocation Risk
        o   Derivatives Risk
        o   Fixed Income Risk
                   Credit Risk
                   Interest Rate Risk
                    Investment Grade Securities Risk
                   Junk Bonds or Lower Rated Securities Risk
        o   Foreign Securities Risk
        o   Liquidity Risk
        o   Portfolio Turnover Risk
        o   Securities Lending Risk

MORE INFORMATION ON PRINCIPAL RISKS
-----------------------------------

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each EQ Portfolio's shares may be affected by the EQ Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each EQ Portfolio may be subject to different principal risks. Some of the principal risks of investing in the EQ Portfolios are discussed below. However, other factors may also affect each EQ Portfolio's net asset value.

There is no guarantee that an EQ Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each EQ Portfolio is subject to the following risks:

        ASSET CLASS RISK: There is the risk that the returns from the types of securities in which an EQ Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

        MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

        SECURITY SELECTION RISK: The Sub-Adviser for each EQ Portfolio selects particular securities in seeking to achieve the EQ Portfolio's objective within its overall strategy. The securities selected for the EQ Portfolio may not perform as well as other securities that were not selected for the EQ Portfolio. As a result, the EQ Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated above, a particular EQ Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the EQ Portfolio invests, the EQ Portfolio is subject to the risk that the actual allocation of its assets between debt and equity securities may adversely affect its value.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An EQ Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an EQ Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that an EQ Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an EQ Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

FUTURES AND OPTIONS RISK: To the extent an EQ Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the EQ Portfolios invest a substantial amount of assets in fixed income securities, an EQ Portfolio may be subject to the following risks:

        CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to an EQ Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the EQ Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

        Credit risk is particularly significant for certain EQ Portfolios, such as the High Yield Bond and Total Return Portfolios, which may invest a material portion of their assets in "junk bonds" or lower-rated securities.

        INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an EQ Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of an EQ Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on EQ Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

        INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but securities BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

        JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the EQ Portfolio's net asset value. An EQ Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: An EQ Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect an EQ Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of an EQ Portfolio's investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

        CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an EQ Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

        EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and
        severe  price  declines.   As a  result, an  EQ  Portfolio  investing in
        emerging market countries may be required to establish special custody or other arrangements before investing.

        GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

        POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an EQ Portfolio's foreign investments.

        REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

        TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Advisers, regardless of movements in the securities market.

LIQUIDITY RISK: Certain securities held by an EQ Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. An EQ Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an EQ Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the EQ Portfolio. EQ Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular EQ Portfolio may be more susceptible to some of these risks than others, as noted in the description of each EQ Portfolio.

NON-DIVERSIFICATION RISK: The Mergers & Acquisitions Portfolio is classified as "non-diversified" investment companies, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio's investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

PORTFOLIO TURNOVER RISK: An EQ Portfolio may not restrict the frequency of trading to limit expenses. An EQ Portfolio may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to an EQ Portfolio and its shareholders, which would reduce investment returns.

SECURITIES LENDING RISK: For purposes of realizing additional income, each EQ Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: An EQ Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


                                                       APPENDIX J
                                 COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

----------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL POLICIES
----------------------------------------------------------------------------------------------------------------------
ENTERPRISE TRUST                                             EQ TRUST
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not purchase the securities    Each EQ Portfolio, except the Mergers and Acquisitions
of any issuer if, as a result, a Portfolio would fail to     Portfolio, will not purchase securities of any one
be a diversified company within the meaning of the 1940      issuer if, as a result, more than 5% of the Portfolio's
Act, and the rules and regulations promulgated thereunder,   total assets would be invested in securities of that
as each may be amended from time to time except to the       issuer or the Portfolio would own or hold more than 10%
extent that the Portfolio may be permitted to do so by       of the outstanding voting securities of that issuer,
exemptive order, SEC release, no-action letter or similar    except that up to 25% of the Portfolio's total assets
relief or interpretations (collectively, the "1940 Act       may be invested without regard to this limitation, and
Laws, Interpretations and Exemptions").  (The Mergers and    except that this limitation does not apply to
Acquisitions Portfolio is not subject to this restriction).  securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities
For purposes of Investment Restriction 1, a Portfolio will   issued by other investment companies.
currently not purchase any security (other than
obligations of the U.S. government, its agencies or          The following interpretation applies to, but is not a
instrumentalities) if as a result, with respect to 75% of    part of, this fundamental restriction: mortgage- and
the Portfolio's total assets, (i) more than 5% of the        asset-backed securities will not be considered to have
Portfolio's total assets (determined at the time of          been issued by the same issuer by reason of the
investment) would be invested in securities of a single      securities having the same sponsor, and mortgage- and
issuer and (ii) the Portfolio would own more than 10% of     asset-backed securities issued by a finance or other
the outstanding voting securities of any single issuer.      special purpose subsidiary that are not guaranteed by
                                                             the parent company will be considered to be issued by a
                                                             separate issuer from the parent company.
----------------------------------------------------------------------------------------------------------------------
An Enterprise Portfolio may not issue senior securities or   Each EQ Portfolio will not issue senior securities or
borrow money or pledge its assets, except as permitted by    borrow money, except as permitted under the 1940 Act,
the 1940 Act Laws, Interpretations and Exemptions.  For      and then not in excess of 33?% of the Portfolio's total
purposes of this restriction, the purchase or sale of        assets (including the amount of the senior securities
securities on a when-issued or delayed delivery basis,       issued but reduced by any liabilities not constituting
reverse repurchase agreements, dollar rolls, short sales,    senior securities) at the time of the issuance or
derivative and hedging transactions such as interest rate    borrowing, except that each Portfolio may borrow up to
swap transactions, and collateral arrangements with          an additional 5% of its total assets (not including the
respect thereto, and transactions similar to any of the      amount borrowed) for temporary purposes such as
foregoing and collateral arrangements with respect           clearance of portfolio transactions and share
thereto, and obligations of a Portfolio to Trustees          redemptions.  For purposes of these restrictions, the
pursuant to deferred compensation arrangements are not       purchase or sale of securities on a "when-issued,"
deemed to be a pledge of assets or the issuance of a         delayed delivery or forward commitment basis, the
senior security.                                             purchase and sale of options and futures contracts and
                                                             collateral arrangements with respect thereto are not
                                                             deemed to be the issuance of a senior security, a
                                                             borrowing or a pledge of assets.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not buy or sell real estate,   Each EQ Portfolio will not purchase or sell real
except that investment in securities of issuers that         estate, except that investments in securities of
invest in real estate and investments in mortgage-backed     issuers that invest in real estate and investments in
securities, mortgage participations or other instruments     mortgage-backed securities, mortgage participations or
supported or secured by interests in real estate are not     other instruments supported by interests in real estate
subject to this limitation, and except that the Portfolio    are not subject to this limitation, and except that
may exercise rights relating to such securities, including   each Portfolio may exercise rights under agreements
the right to enforce security interests and to hold real     relating to such securities, including the right to
estate acquired by reason of such enforcement until that     enforce security interests and to hold real estate
real estate can be liquidated in an orderly manner.          acquired by reason of such enforcement until that real
                                                             estate can be liquidated in an orderly manner.
----------------------------------------------------------------------------------------------------------------------

                                                           J-1

The Enterprise Portfolios may not buy or sell physical       Each EQ Portfolio will not purchase or sell physical
commodities or contracts involving physical commodities.     commodities unless acquired as a result of owning
In accordance with each Portfolio's investment strategies    securities or other instruments, but each Portfolio may
as reflected in its prospectus and statement of additional   purchase, sell or enter into financial options and
information (collectively, the "Prospectus"), a Portfolio    futures, forward and spot currency contracts, swap
may purchase and sell (i) derivative, hedging and similar    transactions and other financial contracts or
instruments such as financial futures contracts and          derivative instruments.
options thereon, and (ii) securities or instruments backed
by, or the return from which is linked to, physical
commodities or currencies, such as forward currency
exchange contracts, and the Portfolio may exercise rights
relating to such instruments, including the right to
enforce security interests and to hold physical
commodities and contracts involving physical commodities
acquired as a result of the Portfolio's ownership of
instruments supported or secured thereby until they can be
liquidated in an orderly manner.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not purchase any security if   Each EQ Portfolio will not purchase any security if, as
as a result 25% or more of a Portfolio's total assets        a result of that purchase, 25% or more of the
would be invested in the securities of issuers having        Portfolio's total assets would be invested in
their principal business activities in the same industry,    securities of issuers having their principal business
except for temporary defensive purposes, and except that     activities in the same industry, except that this
this limitation does not apply to securities issued or       limitation does not apply to securities issued or
guaranteed by the U.S. government, its agencies or           guaranteed by the U.S. government, its agencies or
instrumentalities.                                           instrumentalities or to municipal securities.

For purposes of this Investment Restriction, the
Portfolios rely on the Bloomberg Economic Sectors
Classification System in determining industry
classification.  The Portfolios' reliance on this
classification system is not a fundamental policy of the
Portfolios and, therefore, can be changed without
shareholder approval.
----------------------------------------------------------------------------------------------------------------------
An Enterprise Portfolio may not act as underwriter except    Each EQ Portfolio will not engage in the business of
to the extent that, in connection with the disposition of    underwriting securities of other issuers, except to the
portfolio securities, it may be deemed to be an              extent that the Portfolio might be considered an
underwriter under certain federal securities laws.           underwriter under the federal securities laws in
                                                             connection with its disposition of portfolio securities.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may make loans, including loans    Each EQ Portfolio will not make loans, except loans of
of assets of the Portfolios, repurchase agreements, trade    portfolio securities or through repurchase agreements,
claims, loan participations or similar investments, or as    provided that for purposes of this restriction, the
permitted by the 1940 Act Laws, Interpretations and          acquisition of bonds, debentures, other debt securities
Exemptions.  The acquisition of bonds, debentures, other     or instruments, or participations or other interests
debt securities or instruments, or participations or other   therein and investments in government obligations,
interests therein and investments in government              commercial paper, certificates of deposit, bankers'
obligations, commercial paper, certificates of deposit,      acceptances or similar instruments will not be
bankers' acceptances or instruments similar to any of the    considered the making of a loan.
foregoing will not be considered the making of a loan, and
is permitted if consistent with a Portfolio's investment
objective.
----------------------------------------------------------------------------------------------------------------------

                                                           J-2

----------------------------------------------------------------------------------------------------------------------
NON-FUNDAMENTAL POLICIES
----------------------------------------------------------------------------------------------------------------------
An Enterprise Portfolio may not purchase securities on       Each EQ Portfolio will not purchase securities on
margin, but it may obtain such short-term credits as may     margin, except for short-term credit necessary for
be necessary for the clearance of purchases and sales of     clearance of portfolio transactions and except that
securities and may make initial and maintenance margin       each Portfolio may make margin deposits in connection
deposits in connection with options and futures contracts    with its use of financial options and futures, forward
options on futures as permitted by its investment program.   and spot currency contracts, swap transactions and
                                                             other financial contracts or derivative instruments.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not make short sales of        Each EQ Portfolio will not engage in short sales of
securities or maintain a short position, except to the       securities or maintain a short position, except that
extent permitted by applicable law.                          each Portfolio may (a) sell short "against the box" and
                                                             (b) maintain short positions in connection with its use
                                                             of financial options and futures, forward and spot
                                                             currency contracts, swap transactions and other
                                                             financial contracts or derivative instruments.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not purchase the securities    Each EQ Portfolio will not purchase securities of other
of any other investment company except to the extent such    investment companies, except to the extent permitted by
purchases are permitted by applicable law.                   the 1940 Act and the rules and orders thereunder and
                                                             except that this limitation does not apply to
                                                             securities received or acquired as dividends, through
                                                             offers of exchange, or as a result of reorganization,
                                                             consolidation, or merger.
----------------------------------------------------------------------------------------------------------------------
The Enterprise Portfolios may not invest in securities       Each EQ Portfolio will not invest more than 15% of its
which are subject to legal or contractual restrictions on    net assets in illiquid securities.
resale or are otherwise not readily salable, if at the
time of acquisition more than 15% of a Portfolio's assets
would be invested in such securities.
----------------------------------------------------------------------------------------------------------------------
No corresponding non-fundamental policy.                     Each EQ Portfolio will not purchase portfolio
                                                             securities while borrowings in excess of 5% of its
                                                             total assets are outstanding.
------------------------------------------------------------ ---------------------------------------------------------

                                   APPENDIX K

                    PERFORMANCE OF THE ENTERPRISE PORTFOLIOS

Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to Contractholder approval, each Acquiring Portfolio, as the successor to the corresponding Enterprise Portfolio, will assume the operating history and performance record of that Enterprise Portfolio.

The bar charts below give some indication of the risks of an investment in the Acquired Portfolios by showing changes in the performance of each such Portfolio from year to year. The table below each bar chart shows the average annual total returns of the Acquired Portfolio for the past one, five and ten years or since inception through December 31, 2003 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

ENTERPRISE CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1999            2000            2001            2002            2003

     55.30%          -13.82%         -19.11%         -16.87%         32.98%


--------------------------------------------------------------------------------
Best Quarter (% and time period)*           Worst Quarter (% and time period)*
   44.89% (1999 4th Quarter)                     -17.45% (2001 3rd Quarter)
------------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     SINCE
                                                               INCEPTION***
--------------------------------------------------------------------------------
Enterprise Capital Appreciation     32.98%        3.66%         5.82%
Portfolio
--------------------------------------------------------------------------------
S&P 500 Index**                     28.69%       -0.57%         0.54%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

*** The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Capital Appreciation Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE DEEP VALUE PORTFOLIO
-------------------------------

Information about this portfolio's performance is not provided because the portfolio did not have returns for a full calendar year as of the date of this Proxy Statement/Prospectus.

ENTERPRISE EQUITY INCOME PORTFOLIO
----------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1999            2000            2001            2002            2003

      5.70%            6.45%         -10.75%         -14.76%         26.65%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*       Worst Quarter (% and time period)*
   15.82% (2003 4th Quarter)               -17.49% (2002 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                      ONE YEAR     FIVE YEARS      SINCE
                                                                INCEPTION***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Enterprise Equity Income Portfolio     26.65%         1.63%        1.96%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index**            31.79%         1.95%        2.61%
-------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole.

*** The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Equity Income Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500/Barra Value Index.

ENTERPRISE EQUITY PORTFOLIO
---------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

    1994   1995   1996   1997    1998   1999   2000   2001    2002    2003

    3.87% 38.44% 25.22%  25.76%  9.90% 15.60% -5.81% -18.81% -29.14% 52.94%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*     Worst Quarter (% and time period)*
    26.57% (2001 4th Quarter)             -26.32% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR       FIVE YEARS      TEN YEARS
-------------------------------------------------------------------------------
Enterprise Equity Portfolio          52.94%          -0.80%          9.11%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500 Index**                      28.69%          -0.57%         11.06%
-------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO
-----------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                           2003

                          26.73%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*        Worst Quarter (% and time period)*
    13.65% (2003 2nd Quarter)                -3.38% (2003 1st Quarter)
-------------------------------------------------------------------------------

----------------------------------------------------------------------------- --
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------- --
                                                  ONE YEAR  SINCE INCEPTION***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Enterprise Global Socially Responsive Portfolio    26.73%         4.83%
-------------------------------------------------------------------------------
MSCI World Index**                                 33.11%         5.09%
-------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The MSCI World Index is an unmanaged index comprised of 1,456 of the largest publicly traded companies around the world based on market capitalization.

*** The inception date for this portfolio is January 24, 2002. Performance reflects annualized returns from January 31, 2002 to December 31, 2003 for the Enterprise Global Socially Responsive Fund and the MSCI World Index.

ENTERPRISE GROWTH AND INCOME PORTFOLIO
--------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1999            2000            2001            2002            2003

     20.55%            0.91%         -11.87%         -25.95%         27.56%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*          Worst Quarter (% and time period)*
    14.86% (1999 2nd Quarter)                  -18.59% (2002 3rd Quarter)
------------------------------------------------- ------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                        ONE YEAR     FIVE YEARS     SINCE
                                                                 INCEPTION***
--------------------------------------------------------------------------------
Enterprise Growth and Income Portfolio   27.56%         0.25%       0.68%
--------------------------------------------------------------------------------
S&P 500 Index**                          28.69%        -0.57%       0.54%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

*** The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Growth Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE GROWTH PORTFOLIO
---------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1999            2000            2001            2002            2003

     24.48%           -7.79%         -12.56%         -23.26%         17.05%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*     Worst Quarter (% and time period)*
    17.77% (1999 4th Quarter)             -15.53% (2001 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    One Year  Five Years       Since
                                                            Inception***
--------------------------------------------------------------------------------
Enterprise Growth Portfolio          17.05%     -2.05%         -1.00%
--------------------------------------------------------------------------------
S&P 500 Index**                      28.69%     -0.57%         0.54%
-=------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

*** The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Growth Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE HIGH YIELD BOND PORTFOLIO
------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

     1995    1996    1997    1998    1999    2000    2001    2002     2003

    16.61%  12.95%  13.38%   3.58%  3.86%   -2.52%   5.90%   1.51%   22.64%

------------------------------------------------- ------------------------------
Best Quarter (% and time period)*         Worst Quarter (% and time period)*
     7.64% (2003 2nd Quarter)                 -5.15% (1998 3rd Quarter)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                          ONE YEAR    FIVE YEARS       SINCE
                                                                    INCEPTION***
--------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio       22.64%        5.95%         8.44%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index**    28.96%        5.24%         7.83%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Lehman Brothers High Yield Bond Index is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available.

*** The inception date for this portfolio is November 18, 1994. Performance reflects annualized returns from November 30, 1994 to December 31, 2003 for the Enterprise High-Yield Bond Portfolio and Lehman Brothers High Yield Bond Index.

ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

     1995    1996    1997    1998    1999    2000    2001    2002     2003

    14.64%  12.65%   5.26%  14.83%  42.12% -17.21% -27.80% -19.46%   30.94%


--------------------------------------------------------------------------------
Best Quarter (% and time period)*        Worst Quarter (% and time period)*
    32.15% (1999 4th Quarter)                -27.47% (2002 3rd Quarter)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS      SINCE
                                                                INCEPTION***
--------------------------------------------------------------------------------
Enterprise International Growth    30.94%        -2.17%        3.81%
Portfolio
--------------------------------------------------------------------------------
MSCI EAFE Index**                  38.59%        -0.05%        4.14%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The MSCI EAFE(R)Index (Europe, Australasia, Far East) ("MSCI EAFE") contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International ("MSCI") to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded as float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

*** The inception date for this portfolio is November 18, 1994. Performance reflects annualized returns from November 30, 1994 to December 31, 2003 for the Enterprise International Growth Portfolio and MSCI EAFE Index.

ENTERPRISE MANAGED PORTFOLIO
----------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1994     1995    1996    1997    1998    1999    2000    2001    2002     2003

2.56%    46.89%  23.47%  24.50%  7.95%   9.22%   1.46% -11.15% -21.20%   20.91%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*         Worst Quarter (% and time period)*
    14.64% (1995 2nd Quarter)                 -16.42% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                       ONE YEAR   FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Enterprise Managed Portfolio            20.91%      -1.27%         8.90%
--------------------------------------------------------------------------------
S&P 500 Index**                         28.69%      -0.57%        11.06%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO
---------------------------------------------

Information about this portfolio's performance is not provided because the portfolio did not have returns for a full calendar year as of the date of the Proxy Statement/Prospectus.

ENTERPRISE MULTI-CAP GROWTH PORTFOLIO
-------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

        2000            2001            2002           2003

      -30.59%         -16.95%         -34.64%         34.48%
------------------------------------------------- ------------------------------
Best Quarter (% and time period)*           Worst Quarter (% and time period)*
    16.70% (2003 2nd Quarter)                   -22.04% (2000 4th Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   ONE YEAR         SINCE
                                                                INCEPTION***
--------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Portfolio               34.48%         -5.86%
--------------------------------------------------------------------------------
S&P 500 Index**                                     28.69%         -2.54%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

*** The inception date for this portfolio is July 15, 1999. Performance reflects annualized returns from July 31, 1999 to December 31, 2003 for the Enterprise Multi-Cap Growth Portfolio and for the S&P 500 Index.

ENTERPRISE SHORT DURATION BOND PORTFOLIO
----------------------------------------

Information about this portfolio's performance is not provided because the portfolio did not have returns for a full calendar year as of the date of the Proxy Statement/Prospectus.

ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                1999    2000    2001    2002     2003

               55.68%   1.90%  -3.80% -24.02%   23.08%

--------------------------------------------------------------------------------
 Best Quarter (% and time period)*         Worst Quarter (% and time period)*
     33.23% (1999 4th Quarter)                 -23.21% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                         ONE YEAR     FIVE YEARS      SINCE
                                                                  INCEPTION***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Enterprise Small Company Growth           23.08%        7.37%         9.12%
Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Index**                      47.25%        7.13%         8.28%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

*** The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Small Company Growth Portfolio and from November 30, 1998 to December 31, 2003 for the Russell 2000 Index.

ENTERPRISE SMALL COMPANY VALUE PORTFOLIO
----------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1994     1995    1996    1997    1998    1999    2000    2001    2002     2003

0.02%    12.28%  11.21%  44.32%  9.61%  24.02%   2.51%   5.25%  -9.25%   37.43%


--------------------------------------------------------------------------------
 Best Quarter (% and time period)*         Worst Quarter (% and time period)*
     18.58% (1997 2nd Quarter)                 -17.80% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               ONE YEAR    FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio        37.43%       10.79%      12.67%
--------------------------------------------------------------------------------
Russell 2000 Index**                            47.25%       7.13%       9.47%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

ENTERPRISE TOTAL RETURN PORTFOLIO
---------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                        2003

                        5.65%

--------------------------------------------------------------------------------
 Best Quarter (% and time period)*         Worst Quarter (% and time period)*
      2.85% (2003 2nd Quarter)                  0.01% (2003 3rd Quarter)
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                ONE YEAR    SINCE INCEPTION***
-------------------------------------------------------------------------------
Enterprise Total Return Portfolio                5.65%            6.70%
-------------------------------------------------------------------------------
Lehman Brothers Universal Index**                5.84%            7.71%
-------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Lehman Brothers Universal Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indices.

*** The inception date for this portfolio is January 24, 2002. Performance reflects annualized returns from January 31, 2002 to December 31, 2003 for the Enterprise Total Return Fund and Lehman Brothers Universal Index.

                                EQ ADVISORS TRUST
                           1290 Avenue of the Americas
                            New York, New York 10104

                          ENTERPRISE ACCUMULATION TRUST
                            Atlanta Financial Center
                             3343 Peachtree Road, NE
                                    Suite 450
                                Atlanta, GA 30326


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED: __________, 2004


This Statement of Additional Information relates to the proposed reorganizations (the "Reorganizations") that provide for the conversion of each of the series ("Enterprise Portfolios") of the Enterprise Accumulation Trust ("Enterprise Trust") into a corresponding, newly created series ("EQ Portfolio") of the EQ Advisors Trust ("EQ Trust"), as set forth in Appendix A to the Proxy Statement/Prospectus dated __________, 2004, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio by such EQ Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of the Enterprise Portfolio.

The following document is incorporated herein by reference:

      (1) The Annual Report to Shareholders of the Enterprise Trust, with respect to the Enterprise Portfolios for the fiscal year ended December 31, 2003 (incorporated herein by reference from Form N-30D, SEC File Number 811-05543, as filed with the SEC on February ___, 2004, accession number ____________________).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated __________, 2004 relating to the Reorganizations may be obtained, without charge, by writing to the EQ Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                TABLE OF CONTENTS

TRUST HISTORY..................................................................1

DESCRIPTION OF THE EQ TRUST....................................................1

LEGAL CONSIDERATIONS...........................................................2

TRUST POLICIES.................................................................2
    Fundamental Restrictions...................................................2
    Non-Fundamental  Restrictions..............................................3

INVESTMENT STRATEGIES AND RISKS................................................4

MANAGEMENT OF THE EQ TRUST....................................................15
    The Trustees..............................................................15
    Committees of the Board...................................................16
    Compensation of The Trustees..............................................17
    The EQ Trust's Officers...................................................18
    Control Person and Principal Holders of Securities........................19

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................19
         The Manager..........................................................19
         The Distributor(s)...................................................21

BROKERAGE ALLOCATION AND OTHER STRATEGIES.....................................21

PURCHASE AND PRICING OF SHARES................................................22

TAXATION .....................................................................23

PORTFOLIO PERFORMANCE.........................................................23
    Computation of Total Returns..............................................23
    Non-Standard Performance..................................................24
    Yield Calculation.........................................................24

CODE OF ETHICS................................................................25

OTHER INFORMATION.............................................................25

OTHER SERVICES................................................................25
    Independent Accountants...................................................25
    Custodian.................................................................25
    Transfer Agent............................................................26
    Counsel...................................................................26

FINANCIAL STATEMENTS..........................................................26


Appendix A - Investment Strategies Summary
Appendix B - Ratings of Corporate Debt Securities

TRUST HISTORY

The EQ Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The EQ Trust was organized as a Delaware business trust on October 31, 1996 under the name "787 Trust." The EQ Trust changed its name to "EQ Advisors Trust" effective November 25, 1996.

DESCRIPTION OF THE EQ TRUST

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), currently serves as the investment manager for the EQ Trust.

The EQ Trust will offer two classes of shares on behalf of the fifty-three series. This SAI relates to the following sixteen series: the Capital Appreciation Portfolio, Deep Value Portfolio, Equity Income Portfolio I, Equity Portfolio, Global Socially Responsive Portfolio, Growth and Income Portfolio, Growth Portfolio, High-Yield Bond Portfolio, International Growth Portfolio, Managed Portfolio, Mergers and Acquisitions Portfolio, Multi-Cap Growth Portfolio, Short Duration Bond Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Total Return Portfolio (collectively, the "Portfolios" and, individually, a "Portfolio"). For more information about the other series of the EQ Trust, please refer to the EQ Trust's SAI dated May 1, 2003, as supplemented.

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan ("Class IB Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the EQ Trust's multi-class distribution system, which is designed to allow promotion of insurance products investing in the EQ Trust through alternative distribution channels. Under the EQ Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses"; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the EQ Trust's Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The EQ Trust's shares may be sold to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, American General Life Insurance Company, The Prudential Insurance Company of America, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable; and (ii) The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans.

The EQ Trust does not currently foresee any disadvantage to Contract owners arising from offering the EQ Trust's shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the EQ Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the EQ Trust, which might force the EQ Trust to sell portfolio securities at disadvantageous prices. The EQ Trust's Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the EQ Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the EQ Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Amended and Restated Declaration of Trust of the EQ Trust requires the affirmative vote of a majority of the outstanding shares of the EQ Trust to elect Trustees for the EQ Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST POLICIES

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

Each Portfolio, except the Mergers and Acquisitions Portfolio, will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each Portfolio will not:

      (2) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

      (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33?% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as

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

clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

      (4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio by the Board of Trustees of the EQ Trust and without a vote of that Portfolio's shareholders.

Each Portfolio will not:

      (1)  invest more than 15% of its net assets in illiquid securities.

      (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (3) engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios' principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions.

ASSET-BACKED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the Trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that Portfolio.

CONVERTIBLE SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DEPOSITARY RECEIPTS. As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same

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

currency as the underlying  securities.  Depositary  receipts  include  American
Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Each Portfolio may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices.
Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS AND INVERSE FLOATERS. As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs")
exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN CURRENCY. As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. These and other currencies in which a Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Certain Portfolios may also invest in the following types of foreign currency transactions:

FORWARD FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio's Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered," except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on its records or with the Portfolio's custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered "covered" only if the Portfolio segregates, either on its records or with the Portfolio's custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. Each Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions

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("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Markets Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

EMERGING MARKETS SECURITIES. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign

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

government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource  self-sufficiency  and  balance  of  payments  position.  Further,  the
economies  of  developing   countries   generally  are  heavily  dependent  upon
international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the EQ Trust has approved certain procedures concerning a Portfolio's investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a Portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

LATIN AMERICA

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

INFLATION. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

POLITICAL INSTABILITY. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

FOREIGN CURRENCY. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the EQ Trust to engage in foreign currency transactions designed to protect the value of the EQ Trust's interests in securities denominated in such currencies.

SOVEREIGN DEBT. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However,

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

the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on its records or with the EQ Trust's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

HYBRID INSTRUMENTS. As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore,  the  number  of  investors  that  are  willing  and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace

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

trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES. As indicated in Appendix A, certain of the Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

EXCHANGE TRADED FUNDS (ETSS) These are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparable quality unrated securities. Investment grade securities rated BBB or below by Moody's or Standard & Poor's while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations ("NRSRO") (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or

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

comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each Portfolio's Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the EQ Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in Appendix B to this Statement of Additional Information ("SAI"). The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings  assigned  to  individual  bond  issues,  the  applicable
Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including

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

general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a

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

Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby

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

tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.

MUNICIPAL SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

PREFERRED SECURITIES. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

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OPTIONS AND FUTURES  TRANSACTIONS.  Each  Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

FUTURES TRANSACTIONS. As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

OPTIONS ON FUTURES CONTRACTS. As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to

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

enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on its records or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

LIMITATIONS ON PURCHASE AND SALE OF FUTURE CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the

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

price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on [page 23].

As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered," except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on its records or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on its records or with its custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

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

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by maintaining the segregation, either on its records or with the Portfolio's custodian, of cash or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio's Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on its records or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OVER THE COUNTER OPTIONS. As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as "cover" for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

RISKS  OF  TRANSACTIONS  IN  OPTION,  FUTURES  CONTRACTS  AND  FORWARD  CURRENCY
CONTRACTS

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange ("exchange"). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN OPTIONS AND FUTURES. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has

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

the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio's order is placed and the time it is liquidated, offset or exercised.

FOREIGN CURRENCY CONTRACTS. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio's Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

PAYMENT-IN-KIND BONDS. As indicated in Appendix A, certain of the Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period. Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or

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

domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

REAL ESTATE INVESTMENT TRUSTS. As indicated in Appendix A, certain of the Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the EQ Trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. As indicated in Appendix A, certain of the Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Fundamental Restrictions" for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In "dollar roll" transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will

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

maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

SECURITIES LOANS. All of the Portfolios may lend securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's investment program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. As indicated in Appendix A, certain of the Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will designate the segregation, either on its records or with its custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS.  As  indicated  in  Appendix  A,  certain  Portfolios  may invest in swap contracts,  which are  derivatives  in the form of a contract  or other  similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by designating the segregation, either on its records or with the EQ Trust's custodian, of cash or other liquid securities, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Sub-Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Sub-Advisers in accordance with guidelines established by the Manager. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counter-party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY  SECTOR  RISK.  The value of  securities  issued by  companies in the technology sector are particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive

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pricing.  For a Portfolio investing in the technology sector, it should be noted
that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National - Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

WARRANTS. All of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

ZERO-COUPON BONDS. As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." High portfolio turnover may result from the strategies of the Sub-Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

MANAGEMENT OF THE EQ TRUST

The EQ Trust's Board has the responsibility for the overall management of the EQ Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the EQ Trust who are responsible for administering the EQ Trust's day-to-day operations. The Trustees and officers of the EQ Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

-------------------------------------------------------------------------------------------------
                                     TERM OF                          NUMBER OF       OTHER
                                     OFFICE                          PORTFOLIOS   DIRECTORSHIPS
                       POSITION(S)    AND           PRINCIPAL            IN          HELD BY
NAME, ADDRESS           HELD WITH    LENGTH       OCCUPATION(S)       COMPLEX      TRUSTEE OR
   AND AGE                FUND       OF TIME       DURING PAST        OVERSEEN     NOMINEE FOR
                                     SERVED          5 YEARS         BY TRUSTEE      TRUSTEE
-------------------------------------------------------------------------------------------------
                                        INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
Peter D. Noris*        Chairman    Chairman      From May 1995 to        79      Director,
1290 Avenue of the       and         from       present, Executive               Alliance
Americas               Trustee     December     Vice President and               Capital
New York, New York                 2002 to       Chief Investment                Management,
[(47)]                             present,        Officer, AXA                  L.P.; Director
                                   Trustee        Financial and                  of AXA
                                    from          Equitable; from                Alternative
                                    March        September 1999 to               Advisors Inc.
                                   1997 to      present; Executive
                                   present      Vice President and
                                                 Chief Executive
                                                  Officer of AXA
                                                Financial Services,
                                                LLC from November
                                                 1995 to present,
                                                and Executive Vice
                                                 President of AXA
                                                  Advisors LLC.
-------------------------------------------------------------------------------------------------
                                      INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
Theodossios             Trustee     From              Retired.           53      From May 1994
Athanassiades                       March                                        to present,
c/o EQ Advisors Trust              2000 to                                       Director,
1290 Avenue of the                 present                                       Atlantic Bank
Americas                                                                         of New York.
New York, New York
[(64)]
-------------------------------------------------------------------------------------------------
Jettie M. Edwards       Trustee    From         Retired. From 1986       53      From 1992 to
c/o EQ Advisors Trust              March         to 2001, Partner                present,
1290 Avenue of the                 1997 to       and Consultant,                 Trustee,
Americas                            present      Syrus Associates                Provident
New York, New York                                (business and                  Investment
(57)                                                marketing                    Counsel Trust;
                                                consulting firm).                from 1997 to
                                                                                 present,
                                                                                 Director, The
                                                                                 PBHG Funds,
                                                                                 Inc.
-------------------------------------------------------------------------------------------------

                                              30

-------------------------------------------------------------------------------------------------
                                     TERM OF                          NUMBER OF       OTHER
                                     OFFICE                          PORTFOLIOS   DIRECTORSHIPS
                       POSITION(S)    AND           PRINCIPAL            IN          HELD BY
NAME, ADDRESS           HELD WITH    LENGTH       OCCUPATION(S)       COMPLEX      TRUSTEE OR
   AND AGE                FUND       OF TIME       DURING PAST        OVERSEEN     NOMINEE FOR
                                     SERVED          5 YEARS         BY TRUSTEE      TRUSTEE
-------------------------------------------------------------------------------------------------
David W. Fox           Lead        From May     Retired. From 1989       53      From 1987 to
c/o EQ Advisors Trust  Independent 2000 to       to 2000, Public                 present,
1290 Avenue of the      Trustee     present     Governor and from                Director of
Americas                                        1996-2000 Chairman               USG
New York, New York                                of the Chicago                 Corporation.
[(71)]                                           Stock Exchange.
---------------------- ----------- ----------- --------------------- ----------- ----------------
William M. Kearns,      Trustee    From            From 1994 to          53      From 1975 to
Jr.                                March       present, President,               present,
c/o EQ Advisors Trust              1997 to      W.M. Kearns & Co.,               Director,
1290 Avenue of the                 present       Inc. (private                   Selective
Americas                                            investment                   Insurance
New York, New York                             company); from 2002               Group, Inc.;
[(67)]                                             to present,                   from 1991 to
                                                Chairman and from                present,
                                                1998 to 2002, Vice               Director,
                                                  Chairman Keefe                 Transistor
                                                  Managers, Inc.                 Devices, Inc.;
                                                                                 from 1999 to
                                                                                 present
                                                                                 Advisory
                                                                                 Director,
                                                                                 Proudfoot PLC
                                                                                 (N.A.)
                                                                                 (consulting
                                                                                 firm); from
                                                                                 2001 to
                                                                                 present
                                                                                 Advisory
                                                                                 Director,
                                                                                 Gridley &
                                                                                 Company LLC;
                                                                                 from 2002 to
                                                                                 present
                                                                                 Director,
                                                                                 United States
                                                                                 Shipping Corp.
-------------------------------------------------------------------------------------------------
Christopher P.A.        Trustee    From            From 1998 to          53      None
Komisarjevsky                      March        present, President
c/o EQ Advisors Trust              1997 to     and Chief Executive
1290 Avenue of the                 present           Officer,
Americas                                        Burson-Marsteller
New York, New York                              Worldwide (public
[(58)]                                           relations); from
                                                  1996 to 1998,
                                               President and Chief
                                                Executive Officer,
                                                Burson-Marsteller
                                                       USA.
-------------------------------------------------------------------------------------------------
Harvey  Rosenthal       Trustee    From            From 1997 to          53      From 1997 to
c/o EQ Advisors Trust              March             present,                    present,
1290 Avenue of the                 1997 to     Consultant/Director.              Director,
Americas                           present                                       LoJack
New York, New York                                                               Corporation.
[(60)]
-------------------------------------------------------------------------------------------------

                                             31

-------------------------------------------------------------------------------------------------
                                     TERM OF                          NUMBER OF       OTHER
                                     OFFICE                          PORTFOLIOS   DIRECTORSHIPS
                       POSITION(S)    AND           PRINCIPAL            IN          HELD BY
NAME, ADDRESS           HELD WITH    LENGTH       OCCUPATION(S)       COMPLEX      TRUSTEE OR
   AND AGE                FUND       OF TIME       DURING PAST        OVERSEEN     NOMINEE FOR
                                     SERVED          5 YEARS         BY TRUSTEE      TRUSTEE
-------------------------------------------------------------------------------------------------
Gary S. Schpero         Trustee    From May     Retired. Prior to        53      None
c/o EQ Advisors                    2000 to       January 1, 2000,
Trust                               present     Partner of Simpson
1920 Avenue of the                              Thacher & Bartlett
Americas                                          (law firm) and
New York, New York                             Managing Partner of
[(49)]                                              Investment
                                                  Management and
                                                Investment Company
                                                  Practice Group
-------------------------------------------------------------------------------------------------

*  Affiliated with the Manager and Distributors.

COMMITTEES OF THE BOARD

The EQ Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the EQ Trust (as that term is defined in the 1940 Act) ("Independent Trustees"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the EQ Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held [two] meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held [two] meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the EQ Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by the officers of the EQ Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the EQ Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held [30] meetings during the fiscal year ended December 31, 2003.

COMPENSATION OF THE TRUSTEES

Each Independent Trustee currently receives from the EQ Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled Board meeting attended, (ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 per year will be paid to the lead Independent Trustee. A supplemental retainer may also be paid on occasion to each chair of the EQ Trust's two committees for special services.

                                TRUSTEE COMPENSATION TABLE
                           FOR THE YEAR ENDED DECEMBER 31, 2003*

-------------------------------------------------------------------------------------------------
                                                              PENSION OR             TOTAL
                                         AGGREGATE            RETIREMENT         COMPENSATION
                                     COMPENSATION FROM     BENEFITS ACCRUED     FROM TRUST PAID
             TRUSTEE                    THE EQ TRUST       AS PART OF TRUST       TO TRUSTEES
                                                               EXPENSES
-------------------------------------------------------------------------------------------------
Peter D. Noris                             $ -0-                 $-0-                $ -0-
-------------------------------------------------------------------------------------------------
Ted Athanassiades                         $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------
Jettie M. Edwards                         $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------
David W. Fox                              $69,795                $-0-               $69,795
-------------------------------------------------------------------------------------------------
William M. Kearns, Jr.                    $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------
Christopher P.A. Komisarjevsky            $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------
Harvey Rosenthal                          $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------
Gary S. Schpero                           $65,000                $-0-               $65,000
-------------------------------------------------------------------------------------------------

* Messrs. Komisarjevsky and Athanassiades have elected to participate in the EQ Trust's deferred compensation plan. As of December 31, 2003, Mr. Komisarjevsky and Mr. Athanassiades had accrued $__________ and $_________, respectively (including interest).

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the EQ Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five- to 20-year period elected by such Trustee.

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-Advisers or Distributors of the EQ Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee. In addition, the Trustees of the EQ Trust did not beneficially own shares of any of the Portfolios. In addition, as of that same date, none of the Trustees of the EQ Trust beneficially owned shares of the Portfolios described in this SAI.

THE EQ TRUST'S OFFICERS

No officer of the EQ Trust receives any compensation paid by the EQ Trust. Each officer of the EQ Trust is an employee of Equitable. AXA Advisors, LLC ("AXA Advisors") or AXA Distributors, LLC ("AXA Distributors"). The EQ Trust's principal officers are:

-------------------------------------------------------------------------------------------------
    NAME, ADDRESS AND AGE      POSITION(S)     TERM OF           PRINCIPAL OCCUPATION(S)
                                HELD WITH    OFFICE AND            DURING PAST 5 YEARS
                                   FUND       LENGTH OF
                                             TIME SERVED
-------------------------------------------------------------------------------------------------
Steven M. Joenk                 President       From        From July 1999 to present, Senior
1290 Avenue of the Americas     and Chief     December      Vice President AXA Financial; from
New York, New York              Executive      2002 to       July 1999 to December 2002, Vice
[(44)]                           Officer       Present    President and Chief Financial Officer
                                                           of the EQ Trust; from 1996 to 1999,
                                                           Managing Director of MeesPierson (an
                                                                   investment company).
-------------------------------------------------------------------------------------------------

                                       33

-------------------------------------------------------------------------------------------------
    NAME, ADDRESS AND AGE      POSITION(S)     TERM OF           PRINCIPAL OCCUPATION(S)
                                HELD WITH    OFFICE AND            DURING PAST 5 YEARS
                                   FUND       LENGTH OF
                                             TIME SERVED
-------------------------------------------------------------------------------------------------
Patricia Louis, Esq.               Vice       From July      From July 1999 to present, Vice
1290 Avenue of the Americas     President,     1999 to     President and counsel, AXA Financial
New York, New York              Secretary      Present    and Equitable; from September 1994 to
[(47)]                             and                     July 1999, Assistant General Counsel
                                Anti-Money                     of The Dreyfus Corporation.
                                Laundering
                                Compliance
                                 Officer
-------------------------------------------------------------------------------------------------
Kenneth T. Kozlowski              Chief         From       From February 2001 to present, Vice
1290 Avenue of the Americas     Financial     December        President, AXA Financial, from
New York, New York             Officer and     2002 to       December 1999 to December 2002,
[(41)]                          Treasurer      Present       Controller of the EQ Trust; from
                                                              October 1999 to February 2001,
                                                              Assistant Vice President, AXA
                                                             Financial; from October 1996 to
                                                               October 1999, Director-Fund
                                                                Administration, Prudential
                                                                       Investments.
-------------------------------------------------------------------------------------------------
Kenneth B. Beitler                Vice       From March    From February 2003 to present, Vice
1290 Avenue of the Americas     President      2002 to       President of AXA Financial; from
New York, New York                             Present       February 2002 to February 2003,
[(44)]                                                       Assistant Vice President of AXA
                                                           Financial; from May 1999 to February
                                                            2000, Senior Investment Analyst of
                                                             AXA Financial. Prior thereto, an
                                                              Investment Systems Development
                                                                 Analyst with TIAA-CREF.
-------------------------------------------------------------------------------------------------
Mary E. Cantwell                 Vice        From July     From February 2001 to present, Vice
1290 Avenue of the Americas    President      1999 to       President, AXA Financial; from July
New York, New York                            Present         1999 to present, Vice President
[(41)]                                                      Equitable; from September 1997 to
                                                               January 2001, Assistant Vice
                                                              President, Office of the Chief
                                                            Investment Officer, AXA Financial.
-------------------------------------------------------------------------------------------------
Brian E. Walsh                    Vice       December       From February 2003 to present, Vice
1290 Avenue of the Americas    President      2002 to       President of Equitable; From January
New York, New York                and         Present      2001 to February 2003, Assistant Vice
[(35)]                         Controller                 President of Equitable; from December
                                                            1999 to January 2001, Senior Fund
                                                             Administrator of Equitable; from
                                                              January 1993 to December 1999,
                                                          Manager of Prudential Investment Fund
                                                                       Management.
-------------------------------------------------------------------------------------------------
Andrew S. Novak                 Assistant       From        From May 2002 to present, Counsel,
1290  Avenue of the Americas    Secretary     September   AXA Financial and Equitable; from May
New York, New York                             2002 to    2001 to April 2002, Associate General
[(34)]                                         Present    Counsel and Chief Compliance Officer,
                                                          Royce & Associates, Inc.; from August
                                                           1994 to August 2000, Vice President
                                                              and Assistant General Counsel,
                                                           Mitchell Hutchins Asset Management.
------------------------------------------------------------------------------------------------

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

The EQ Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the EQ Trust by virtue of its ownership of more than 99% of the EQ Trust's shares as of December 31, 2003.

As a "series" type of mutual fund, the EQ Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the EQ Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the EQ Trust's knowledge, as of the date of this SAI, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of [any Portfolio]:

                                         SHARES BENEFICIALLY      PERCENTAGE
    PORTFOLIO         CONTRACT OWNER            OWNED            OF OWNERSHIP
-----------------  --------------------  -------------------    ---------------

As of the date of this SAI, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the EQ Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER

Equitable, through its AXA Funds Management Group unit ("Manager"), currently serves as the investment manager for each Portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S. and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The EQ Trust and Manager have entered into an Investment Management Agreement ("Management Agreement") with respect to the Portfolios described in this SAI. In approving the Management Agreement, the Board of Trustees considered the following factors with respect to the Portfolios: the nature and quality of the services to be provided by the Manager, the Manager's personnel and operations, the Manager's financial condition, the level and method of computing each Portfolio's management fee, comparative fee and expense information for each of the Portfolios, the anticipated profitability of the Manager, the anticipated indirect profits to the Manager attributable to the existence of the Portfolios, the anticipated effect of each Portfolio's growth and size on the Portfolio's performance and expenses, and any possible conflicts of interest.

Subject always to the direction and control of the Trustees of the EQ Trust, under the Management Agreement, the Manager will have with respect to the Portfolios (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Sub-Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by a Sub-Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Sub-Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Sub-Adviser, and review and report to the Trustees of the EQ Trust on the performance of each Sub-Adviser. The Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the EQ Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the EQ Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the EQ Trust such periodic and special reports as the Trustees of the EQ Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

o     Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

      o related to and to be performed under the EQ Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

      o related to the investment advisory services to be provided by any Sub-Adviser pursuant to an advisory agreement with the EQ Trust ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates. The Manager has also entered into a Consulting Agreement with an investment consulting firm to provide research to assist the Manager in allocating Portfolio assets among Sub-Advisers and in making recommendations to the Trustees about hiring and changing Sub-Advisers. The Manager is responsible for paying the consulting fees.

The continuance of the Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the EQ Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty
(60) days' written notice to the EQ Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

Each Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the EQ Trust have also entered into an expense limitation agreement with respect to the Trust ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Portfolio are limited to the extent described in the "Management of the EQ Trust-Expense Limitation Agreement" section of the Prospectus.

In addition to the management fees, the EQ Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the EQ Trust's independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under "Distribution of the EQ Trust's Shares," the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The Portfolios have not paid any fees to the Manager as of the date of this SAI because the Portfolios are newly organized and had no operations prior to that date.

THE SUB-ADVISERS

The Manager has entered into advisory agreements ("Advisory Agreements") on behalf of the Portfolios. The Advisory Agreements obligate Boston Advisors, Inc. ("Boston Advisors"), Caywood-Scholl Capital Management ("Caywood-Scholl"), Fred Alger Management, Inc ("Alger"), Gabelli Asset Management Company ("GAMCO"), Marsico Capital Management ("Marsico"), Montag & Caldwell, Inc. ("Montag & Caldwell"), MONY Capital Management, Inc. ("MONY Capital"), Pacific Investment Management Company, LLC ("PIMCO"), Rockefeller & Company, Inc. ("Rockefeller"), SSgA Funds Management, Inc. ("SSgA"), TCW Investment Management Company ("TCW"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), Wellington Management Company, LLP ("Wellington Management") and William D. Witter, Inc. ("Witter") (the "Sub-Advisers") to: (i) make investment decisions on behalf of the Portfolios, (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Advisory Agreement with each Sub-Adviser based on a number of factors relating to each Sub-Adviser's ability to perform under its Advisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-Adviser to the Portfolio; the Sub-Adviser's management style; the performance record of other accounts advised by the Sub-Adviser with substantially similar investment objectives, policies and strategies; the Sub-Adviser's proposed level of staffing and its overall resources; whether the Sub-Adviser manages any other registered investment companies; the Sub-Adviser's compliance systems and capabilities; and any disciplinary history.

The Manager has not paid any fees to the Sub-Advisers as of the date of this SAI because the Portfolios are newly organized and had no operations prior to that date.

The Manager recommends Sub-Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The EQ Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into an advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser") unless the advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected portfolio's shareholders, including, in instances in which the advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

-------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND CONTROL PERSONS OF THE    FEE PAID BY THE MANAGER TO THE
                                       SUB-ADVISER              SUB-ADVISER ON AN ANNUAL BASIS
                                                               AS A PERCENTAGE OF AVERAGE DAILY
                                                                          NET ASSETS
-------------------------------------------------------------------------------------------------
Capital Appreciation         Marsico is owned by Bank of       0.45% of assets under management
Portfolio                    America Corp.
-------------------------------------------------------------------------------------------------
Deep Value Portfolio         Wellington Management is owned       0.40% of assets up to $100
                             by its partners.                    million and 0.30% thereafter
-------------------------------------------------------------------------------------------------
Equity Income Portfolio I    Boston Advisors is a wholly       0.30% of assets under management
                             owned subsidiary of The Advest    up to $100 million; 0.25% of the
                             Group, Inc., a wholly owned         next $100 million; and 0.20%
                             subsidiary of The MONY Group                 thereafter
                             Inc. ("MONY").
-------------------------------------------------------------------------------------------------
Equity Portfolio             TCW is a majority owned           0.40% of assets under management
                             subsidiary of SG Asset               up to $1 billion and 0.30%
                             Management, a wholly owned                   thereafter
                             subsidiary of Societe Generale
                             Group.
-------------------------------------------------------------------------------------------------
Global Socially Responsive   Rockefeller is a wholly owned        0.45% of assets up to $100
Portfolio                    subsidiary of Rockefeller           million; 0.40% of assets from
                             Financial Services, Inc., which     $100 million to $200 million;
                             is in turn owned by or for the    0.30% of assets over $200 million
                             benefit of members of the
                             Rockefeller family through the
                             Rockefeller Trust.
-------------------------------------------------------------------------------------------------
Growth and Income Portfolio  UBS Global AM is an indirect,     0.45% of assets under management
                             wholly owned subsidiary of UBS    up to $100 million; 0.25% of the
                             AG.                                next $100 million; and 0.20% of
                                                               assets greater than $200 million
-------------------------------------------------------------------------------------------------
Growth Portfolio             Montag & Caldwell is a            0.30% of assets under management
                             subsidiary of ABN AMRO Asset           up to $1 billion; 0.20%
                             Management Holdings, Inc.,                   thereafter
                             which is a wholly owned
                             subsidiary of ABN AMRO North
                             America Holding Company.
-------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio    Caywood-Scholl is a wholly        0.30% of assets under management
                             owned subsidiary of RCM Global      up to $100 million and 0.25%
                             Investors LLC, an affiliate of               thereafter
                             Dresdner Bank AG, which merged
                             with Allianz AG
-------------------------------------------------------------------------------------------------
International Growth         SSgA is a wholly owned            0.40% of assets under management
Portfolio                    subsidiary of State Street          up to $100 million; 0.35% of
                             Corporation.                        assets under management from
                                                                 $100 million to $200 million;
                                                                   0.30% of assets from $200
                                                                  million to $500 million and
                                                                 0.25% of assets greater than
                                                                         $500 million
-------------------------------------------------------------------------------------------------
Managed Portfolio            Wellington Management is owned    0.40% of assets under management
                             by its partners                   up to $500 million; 0.35% of the
                                                                next $500 million; 0.30% of the
                                                                 next $1 billion; and 0.25% in
                                                                     excess of $2 billion
-------------------------------------------------------------------------------------------------

                                       38

-------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND CONTROL PERSONS OF THE    FEE PAID BY THE MANAGER TO THE
                                       SUB-ADVISER              SUB-ADVISER ON AN ANNUAL BASIS
                                                               AS A PERCENTAGE OF AVERAGE DAILY
                                                                          NET ASSETS
-------------------------------------------------------------------------------------------------
Mergers and Acquisitions     GAMCO is a wholly owned           0.40% of assets under management
Portfolio                    subsidiary of Gabelli Asset
                             Management Inc.
-------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio   Alger is a wholly owned           0.40% of assets under management
                             subsidiary of Fred Alger &
                             Company, Inc.
-------------------------------------------------------------------------------------------------
Short Duration Bond          MONY Capital is a wholly owned     0.10% of assets under management
Portfolio                    subsidiary of MONY.
-------------------------------------------------------------------------------------------------
Small Company Growth         Witter is owned by its            0.65% of assets under management
Portfolio                    employees.                           up to $50 million; 0.55% of
                                                                assets under management for the
                                                                next $50 million; and 0.45% of
                                                                       assets thereafter
-------------------------------------------------------------------------------------------------
Small Company Value          GAMCO is a wholly owned           0.40% of assets under management
Portfolio                    subsidiary of Gabelli Asset          up to $1 billion and 0.30%
                             Management, Inc.                             thereafter


-------------------------------------------------------------------------------------------------
Total Return Portfolio       PIMCO is an indirect subsidiary   0.25% of assets under management
                             of Allianz AG
-------------------------------------------------------------------------------------------------

When a Portfolio has more than one Sub-Adviser, the assets of each Portfolio are allocated by the Manager among the Sub-Advisers selected for that Portfolio. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the EQ Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the EQ Trust. Pursuant to a sub-administration arrangement, the Manager relies on J.P. Morgan Investors Services Co. ("J.P. Morgan Services") to provide the EQ Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

The Portfolios have not paid any fees to the Administrator as of the date of this SAI because the Portfolios are newly organized and had no operations prior to that date.

THE DISTRIBUTORS

The EQ Trust has distribution agreements with AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (each also referred to as a "Distributor," and together "Distributors"), in which AXA Advisors and AXA Distributors serve as Distributors for the EQ Trust's Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The EQ Trust's distribution agreements with respect to the Class IA shares and Class IB shares ("Distribution Agreements") of the Portfolios described in this SAI were approved by the Board of Trustees on December 3, 2003. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the EQ Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the EQ Trust.

The EQ Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IB shares of the EQ Trust ("Class IB Distribution Plan"). The EQ Trust's Class IB shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Distributors under the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares. The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

On [December 3, 2003], the Board of Trustees of the EQ Trust, including the Independent Trustees, considered the approval of the Class IB Distribution Plan for the Portfolios. In connection with its consideration of the Class IB Distribution Plan, the Board of Trustees was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits;
(iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the EQ Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the EQ Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the EQ Trust and the shareholders of the Portfolios and approved its implementation.

Pursuant to the Class IB Distribution Plan, the EQ Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of EQ Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the EQ Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan's renewal. The Distributors' expenditures include, without limitation: (a) the printing and mailing of EQ Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the EQ Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the

Class IB shares of the EQ Trust; (c) holding seminars and sales meetings designed to promote the distribution of EQ Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding EQ Trust investment objectives and policies and other information about the EQ Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the EQ Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the EQ Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the EQ Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the EQ Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the EQ Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The Portfolios have not paid any fees to the Distributors pursuant to the Distribution Plan as of the date of this SAI because the Portfolios had no operations prior to that date.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the EQ Trust's shares.

The Manager, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the EQ Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the EQ Trust pursuant to which the EQ Trust may direct the Manager to cause Sub-Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the EQ Trust is required to pay or for which the EQ Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis. [As of the date of this SAI, the Manager does not direct the Sub-Advisers to effect securities transactions through broker-dealers in a manner that would help generate resources for Reward Brokerage.]

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-Advisers may cause the EQ Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-Advisers an amount of commission for effecting a securities transaction for the EQ Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Sub-Advisers' expenses in managing the Portfolios.

The Portfolios have not paid any brokerage commissions as of the date of this SAI because the Portfolios had no operations prior to that date.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the EQ Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Sub-Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Sub-Advisers. The 1940 Act generally prohibits the EQ Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The EQ Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-Adviser to a fund for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the EQ Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the EQ Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-Advisers or their affiliates.

PURCHASE AND PRICING OF SHARES

The EQ Trust will offer and sell its shares based on each Portfolio's net asset value per share, which will be determined in the manner determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the EQ Trust and each of its Classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

      o    The  assets   belonging  to  each  Portfolio  will  include  (i)  all
           consideration received by the EQ Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that Portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the EQ Trust's Board of Trustees considers fair and equitable.

      o The liabilities belonging to each Portfolio will include (i) the liabilities of the EQ Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the EQ Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the EQ Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs), it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

      o Stocks listed on national securities exchanges and certain over the counter issues traded on the NASDAQ National Market System are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

      o Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

      o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

      o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

      o Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

      o Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

      o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

      o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

      o Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

      o Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

      o Forward foreign exchange contracts are valued by interrupting between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

      o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the EQ Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a Portfolio invests but before the close of regular trading on the NYSE, the EQ Trust may use fair value methods to reflect those changes. In addition, the EQ Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the EQ Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities' values as of the time of pricing.

When the EQ Trust writes a call option, an amount equal to the premium received by the EQ Trust is included in the EQ Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the EQ Trust enters into a closing purchase or sale transaction, the EQ Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the EQ Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the EQ Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-Advisers will continuously monitor the performance of these services.

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

TAXATION

Each Portfolio is treated for federal income tax purposes as a separate entity. The EQ Trust intends that each Portfolio will elect to be and will qualify each year to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such Portfolio.

Because the EQ Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L of the Code or these Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

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

Each Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election. A Portfolio's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A Portfolio may invest in certain futures and listed nonequity options (such as those on a stock index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be "Section 1256 contracts." Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Portfolio shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, the Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Portfolio's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Similarly, a Portfolio that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

PORTFOLIO PERFORMANCE

Returns and yields do not reflect insurance company charges and fees applicable to the Contracts.

COMPUTATION OF TOTAL RETURN

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

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

           1/n
T  =  (ERV)
       ---
        P

where "T" equals average annual total return; where "ERV," the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where "P" equals a hypothetical initial investment of $1,000; and where "n" equals the number of years.

Each Portfolio's total return will vary from time to time depending upon market conditions, the composition of each Portfolio's investment portfolio and operating expenses of the EQ Trust allocated to each Portfolio. Total return should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

NON-STANDARD PERFORMANCE

In addition to the performance information described above, each Portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.

YIELD CALCULATION

Yields for a Portfolio (other than the Money Market Portfolio) are computed by dividing a Portfolio's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate.

Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond Portfolios. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Portfolio's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a Portfolio with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations. Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the Portfolio's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, a Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the Portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing a Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

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

CODE OF ETHICS

The EQ Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under rule 17j-1. The EQ Trust's Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification from each Sub-Adviser regarding compliance with the codes of ethics annually.

OTHER INFORMATION

DELAWARE STATUTORY TRUST. The EQ Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the EQ Trust or a Portfolio. However, the EQ Trust instrument of the EQ Trust disclaims shareholder liability for acts or obligations of the EQ Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the EQ Trust, a series, the Trustees or any of them in connection with the EQ Trust. The EQ Trust instrument provides for indemnification from a Portfolio's property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

CLASSES OF SHARES. Each portfolio consists of Class IA shares and Class IB shares. A share of each class of a portfolio represents an identical interest in that portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

VOTING RIGHTS. Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the EQ Trust. The shares of each series of the EQ Trust will be voted separately, except when an aggregate vote of all the series of the EQ Trust is required by law.

SHAREHOLDER MEETINGS. The EQ Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the EQ Trust.

CLASS-SPECIFIC EXPENSES. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

INDEPENDENT ACCOUNTANTS

__________, serves as the EQ Trust's independent accountants. __________ is responsible for auditing the annual financial statements of the EQ Trust.

CUSTODIAN

JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245 serves as custodian of the EQ Trust's portfolio securities and other assets. Under the terms of the custody agreement between the EQ Trust and JPMorgan Chase Bank, JPMorgan Chase Bank maintains cash, securities and other assets of the Portfolios. JPMorgan Chase Bank is also required, upon the order of the EQ Trust, to deliver securities held by JPMorgan Chase Bank, and to make payments for securities purchased by the EQ Trust. JPMorgan Chase Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the EQ Trust. Equitable receives no compensation for providing such services for the EQ Trust.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, serves as counsel to the EQ Trust.

Sullivan & Worcester, LLP, 1666 K Street, N.W., Suite 700, Washington, DC 20006, serves as counsel to the Independent Trustees of the EQ Trust.

FINANCIAL STATEMENTS

Financial statements for the Portfolios described in this SAI are not provided because the Portfolios had not commenced operations prior to the date of this SAI.

                                   APPENDIX A

                                EQ ADVISORS TRUST
                          INVESTMENT STRATEGIES SUMMARY

--------------------------------------------------------------------------------
                                                 GLOBAL
                CAPITAL                  EQUITY  SOCIALLY        GROWTH    HIGH-
                APPRECI-  DEEP           INCOME  RESPON-           AND     YIELD
INVESTMENTS      ATION    VALUE  EQUITY    I     SIVE    GROWTH  INCOME    BOND
--------------------------------------------------------------------------------
ASSET-BACKED        N       N      N       N       N       N       N         N
SECURITIES
--------------------------------------------------------------------------------
BONDS               N       N      N       N       N       N       N         Y
--------------------------------------------------------------------------------
BORROWINGS          Y       Y      Y       Y       Y       Y       Y         Y
(EMERGENCIES,
REDEMPTIONS)
--------------------------------------------------------------------------------
BORROWINGS          N       N      N       N       N       N       N         N
(LEVERAGING
PURPOSES)
--------------------------------------------------------------------------------
CONVERTIBLE         N       N      N       N       N       N       N         Y
SECURITIES
--------------------------------------------------------------------------------
CREDIT &            N       N      N       N       N       N       N         N
LIQUIDITY
ENHANCEMENTS
--------------------------------------------------------------------------------
FLOATERS AND        N       N      N       N       N       N       N         N
INVERSE FLOATERS
--------------------------------------------------------------------------------
BRADY BONDS         N       N      N       N       N       N       N         Y
--------------------------------------------------------------------------------
DEPOSITARY          N       N      Y       N       N       N       N         N
RECEIPTS
--------------------------------------------------------------------------------
DOLLAR ROLLS        N       N      N       N       N       N       N         N
--------------------------------------------------------------------------------
EQUITY              Y       Y      Y       Y       Y       Y       Y         N
SECURITIES
--------------------------------------------------------------------------------
EURODOLLAR &        N       N      N       N       Y       N       N         N
YANKEE
OBLIGATIONS
--------------------------------------------------------------------------------
EVENT-LINKED        N       N      N       N       N       N       N         Y
BONDS
--------------------------------------------------------------------------------
FOREIGN             N       N      N       N       Y       N       N         N
CURRENCY SPOT
TRANSACTIONS
--------------------------------------------------------------------------------
FOREIGN             N       N      N       N       Y       N       N         N
CURRENCY
FORWARD
TRANSACTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MERGERS
                 INTER-            AND    MULTI-  SHORT    SMALL   SMALL
                NATIONAL         ACQUISI-  CAP   DURATION  COMPANY COMPANY TOTAL
INVESTMENTS      GROWTH  MANAGED  TIONS   GROWTH   BOND    GROWTH  VALUE  RETURN
--------------------------------------------------------------------------------
ASSET-BACKED        N      N       N        N       N        N       N       N
SECURITIES
--------------------------------------------------------------------------------
BONDS               N      Y       N        N       Y        N       N       Y
--------------------------------------------------------------------------------
BORROWINGS          Y      Y       Y        Y       Y        Y       Y       Y
(EMERGENCIES,
REDEMPTIONS)
--------------------------------------------------------------------------------
BORROWINGS          N      N       N        N       N        N       N       N
(LEVERAGING
PURPOSES)
--------------------------------------------------------------------------------
CONVERTIBLE         N      N       N        N       N        N       N       Y
SECURITIES
--------------------------------------------------------------------------------
CREDIT &            N      N       N        N       N        N       N       N
LIQUIDITY
ENHANCEMENTS
--------------------------------------------------------------------------------
FLOATERS AND        N      N       N        N       Y        N       N       N
INVERSE FLOATERS
--------------------------------------------------------------------------------
BRADY BONDS         N      Y       N        N       Y        N       N       Y
--------------------------------------------------------------------------------
DEPOSITARY          N      Y       N        N       N        N       N       N
RECEIPTS
--------------------------------------------------------------------------------
DOLLAR ROLLS        N      N       N        N       N        N       N       N
--------------------------------------------------------------------------------
EQUITY              Y      Y       Y        Y       N        Y       Y       Y
SECURITIES
--------------------------------------------------------------------------------
EURODOLLAR &        Y      N       N        N       N        N       N       N
YANKEE
OBLIGATIONS
--------------------------------------------------------------------------------
EVENT-LINKED        N      Y       N        N       Y        N       N       Y
BONDS
--------------------------------------------------------------------------------
FOREIGN             N      N       Y        N       Y        N       N       N
CURRENCY SPOT
TRANSACTIONS
--------------------------------------------------------------------------------
FOREIGN             N      N       Y        N       Y        N       N       N
CURRENCY
FORWARD
TRANSACTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  GLOBAL
                CAPITAL                  EQUITY  SOCIALLY        GROWTH   HIGH-
                APPRECI-  DEEP           INCOME   RESPON-         AND     YIELD
INVESTMENTS      ATION    VALUE  EQUITY    I       SIVE  GROWTH  INCOME   BOND
--------------------------------------------------------------------------------
FOREIGN             N       N      N       N       Y       N       N       N
CURRENCY
FUTURES
TRANSACTIONS
--------------------------------------------------------------------------------
OPTIONS             Y       Y      Y       Y       Y       Y       Y       Y
(EXCHANGE
TRADED)
--------------------------------------------------------------------------------
FOREIGN OPTIONS     N       N      Y       N       N       N       N       N
(OTC)
--------------------------------------------------------------------------------
FOREIGN             N       N      Y       N       Y       N       N       Y
CURRENCY
--------------------------------------------------------------------------------
  WRITTEN; CALL     N       N      Y       N       Y       N       N       Y
  OPTIONS
--------------------------------------------------------------------------------
FOREIGN             N       N      N       N       Y       N       N       Y
SECURITIES
--------------------------------------------------------------------------------
  EMERGING          N       N      N       N       Y       N       N       Y
  MARKETS
  SECURITIES
--------------------------------------------------------------------------------
FORWARD             N       N      N       N       N       N       N       N
COMMITMENTS,
WHEN-ISSUED AND
DELAYED
DELIVERY
SECURITIES
--------------------------------------------------------------------------------
HYBRID              N       N      N       N       N       N       N       N
INSTRUMENTS
--------------------------------------------------------------------------------
ILLIQUID            Y       Y      Y       Y       Y       Y       Y       N
SECURITIES
--------------------------------------------------------------------------------
INVESTMENT          Y       Y      Y       Y       Y       Y       Y       N
COMPANY
SECURITIES
--------------------------------------------------------------------------------
                    Y       Y      Y       Y       Y       Y       Y       N
  EXCHANGE-TRADED
  FUNDS (ETFS)
--------------------------------------------------------------------------------
  Passive           Y       Y      Y       Y       Y       Y       Y       N
  FOREIGN
  INVESTMENT
  COMPANIES
  (PFICS)
--------------------------------------------------------------------------------
INVESTMENT          N       N      N       N       N       N       N       Y
GRADE FIXED
INCOME
--------------------------------------------------------------------------------
NON-INVESTMENT      N       N      N       N       N       N       N       Y
GRADE FIXED
INCOME
--------------------------------------------------------------------------------
LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MERGERS
                 INTER-            AND   MULTI-   SHORT    SMALL   SMALL
                NATIONAL         ACQUISI- CAP    DURATION  COMPANY COMPANY TOTAL
INVESTMENTS     GROWTH  MANAGED   TIONS  GROWTH    BOND    GROWTH  VALUE  RETURN
--------------------------------------------------------------------------------
FOREIGN             N      N        Y      N         Y       N       N       N
CURRENCY
FUTURES
TRANSACTIONS
--------------------------------------------------------------------------------
OPTIONS             Y      Y        Y      Y         Y       Y       Y       Y
(EXCHANGE
TRADED)
--------------------------------------------------------------------------------
FOREIGN OPTIONS     N      N        Y      N         Y       N       N       N
(OTC)
--------------------------------------------------------------------------------
FOREIGN             Y      Y        Y      N         Y       N       N       Y
CURRENCY
--------------------------------------------------------------------------------
  WRITTEN; CALL     Y      N        N      N         Y       N       N       Y
  OPTIONS
--------------------------------------------------------------------------------
FOREIGN             Y      N        N      N         Y       N       N       Y
SECURITIES
--------------------------------------------------------------------------------
  EMERGING          Y      N        N      N         Y       N       N       Y
  MARKETS
  SECURITIES
--------------------------------------------------------------------------------
FORWARD             N      N        N      N         N       N       N       N
COMMITMENTS,
WHEN-ISSUED AND
DELAYED
DELIVERY
SECURITIES
--------------------------------------------------------------------------------
HYBRID              N      Y        N      N         N       N       N       Y
INSTRUMENTS
--------------------------------------------------------------------------------
ILLIQUID            Y      N        Y      Y         N       Y       Y       N
SECURITIES
--------------------------------------------------------------------------------
INVESTMENT          Y      Y        Y      Y         N       Y       Y       N
COMPANY
SECURITIES
--------------------------------------------------------------------------------
                    Y      N        Y      Y         N       Y       Y       N
  EXCHANGE-TRADED
  FUNDS (ETFS)
--------------------------------------------------------------------------------
  Passive           Y      N        Y      Y         N       Y       Y       N
  FOREIGN
  INVESTMENT
  COMPANIES
  (PFICS)
--------------------------------------------------------------------------------
INVESTMENT          N      Y        N      N         Y       N       N       Y
GRADE FIXED
INCOME
--------------------------------------------------------------------------------
NON-INVESTMENT      N      Y        N      N         Y       N       N       Y
GRADE FIXED
INCOME
--------------------------------------------------------------------------------
LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 GLOBAL
                CAPITAL                  EQUITY  SOCIALLY        GROWTH  HIGH-
                APPRECI-  DEEP           INCOME  RESPON-           AND   YIELD
INVESTMENTS      ATION    VALUE  EQUITY    I     SIVE    GROWTH  INCOME  BOND
--------------------------------------------------------------------------------
PARTICIPATIONS
AND ASSIGNMENTS
--------------------------------------------------------------------------------
MORTGAGE-BACKED     N       N      N       N       N       N       N       N
OR
MORTGAGE-RELATED
SECURITIES
--------------------------------------------------------------------------------
DIRECT MORTGAGES    N       N      N       N       N       N       N       N
--------------------------------------------------------------------------------
MUNICIPAL           N       N      N       N       N       N       N       N
SECURITIES
--------------------------------------------------------------------------------
SECURITY            Y       Y      Y       Y       Y       Y       Y       Y
FUTURES
TRANSACTIONS
--------------------------------------------------------------------------------
SECURITY            Y       Y      Y       Y       Y       Y       Y       Y
OPTIONS
TRANSACTIONS
--------------------------------------------------------------------------------
PAYMENT-IN-KIND     N       N      N       N       N       N       N       Y
BONDS
--------------------------------------------------------------------------------
PREFERRED STOCKS    Y       Y      Y       Y       Y       Y       Y       N
--------------------------------------------------------------------------------
REAL ESTATE         N       N      N       N       N       N       N       N
INVESTMENT
TRUSTS
--------------------------------------------------------------------------------
REPURCHASE          Y       Y      Y       Y       Y       Y       Y       Y
AGREEMENTS
--------------------------------------------------------------------------------
REVERSE             N       N      N       N       N       N       N       N
REPURCHASE
AGREEMENTS
--------------------------------------------------------------------------------
SECURITIES          Y       Y      Y       Y       Y       Y       Y       Y
LENDING
--------------------------------------------------------------------------------
SHORT SALES         Y       Y      Y       Y       Y       Y       Y       Y
AGAINST-THE-BOX
--------------------------------------------------------------------------------
SMALL COMPANY       N       Y      N       N       N       N       Y       N
SECURITIES
--------------------------------------------------------------------------------
STRUCTURED NOTES    N       N      N       N       N       N       N       N
--------------------------------------------------------------------------------
SWAP                Y       Y      Y       Y       Y       Y       Y       Y
TRANSACTIONS
--------------------------------------------------------------------------------
U.S. GOVERNMENT     Y       Y      Y       Y       Y       Y       Y       Y
SECURITIES
--------------------------------------------------------------------------------
WARRANTS            Y       Y      Y       Y       Y       Y       Y       Y
--------------------------------------------------------------------------------
ZERO COUPON         N       N      N       N       N       N       N       Y
BONDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MERGERS
                 INTER-            AND   MULTI-   SHORT    SMALL   SMALL
                NATIONAL         ACQUISI- CAP    DURATION  COMPANY COMPANY TOTAL
INVESTMENTS     GROWTH  MANAGED  TIONS   GROWTH    BOND    GROWTH  VALUE  RETURN
--------------------------------------------------------------------------------
PARTICIPATIONS
AND ASSIGNMENTS
--------------------------------------------------------------------------------
MORTGAGE-BACKED      N      Y       N       N       N      N        N       Y
OR
MORTGAGE-RELATED
SECURITIES
--------------------------------------------------------------------------------
DIRECT MORTGAGES     N      N       N       N       N      N        N       N
--------------------------------------------------------------------------------
MUNICIPAL            N      N       N       N       N      N        N       N
SECURITIES
--------------------------------------------------------------------------------
SECURITY             Y      Y       Y       Y       Y      Y        Y       Y
FUTURES
TRANSACTIONS
--------------------------------------------------------------------------------
SECURITY             Y      Y       Y       Y       Y      Y        Y       Y
OPTIONS
TRANSACTIONS
--------------------------------------------------------------------------------
PAYMENT-IN-KIND      N      Y       N       N       Y      N        N       Y
BONDS
--------------------------------------------------------------------------------
PREFERRED STOCKS     Y      N       Y       N       Y      N        N       Y
--------------------------------------------------------------------------------
REAL ESTATE          N      N       N       N       N      N        N       N
INVESTMENT
TRUSTS
--------------------------------------------------------------------------------
REPURCHASE           Y      Y       Y       Y       Y      Y        Y       Y
AGREEMENTS
--------------------------------------------------------------------------------
REVERSE              Y      N       N       N       N      N        N       N
REPURCHASE
AGREEMENTS
--------------------------------------------------------------------------------
SECURITIES           Y      Y       Y       Y       Y      Y        Y       Y
LENDING
--------------------------------------------------------------------------------
SHORT SALES          Y      Y       Y       Y       Y      Y        Y       Y
AGAINST-THE-BOX
--------------------------------------------------------------------------------
SMALL COMPANY        N      Y       Y       Y       N      Y        Y       N
SECURITIES
--------------------------------------------------------------------------------
STRUCTURED NOTES     N      N       N       N       N      N        N       N
--------------------------------------------------------------------------------
SWAP                 Y      Y       Y       Y       Y      Y        Y       Y
TRANSACTIONS
--------------------------------------------------------------------------------
U.S. GOVERNMENT      Y      Y       Y       Y       Y      Y        Y       Y
SECURITIES
--------------------------------------------------------------------------------
WARRANTS             Y      Y       Y       Y       Y      Y        Y       Y
--------------------------------------------------------------------------------
ZERO COUPON          Y      Y       N       N       Y      N        N       Y
BONDS
--------------------------------------------------------------------------------

                                   APPENDIX B

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds  rated Ca  represent  obligations  which are  speculative  in a high
      degree.   Such   issues  are  often  in  default  or  have  other   marked
      short-comings.

(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately B, speculative with respect to the issuer's capacity to pay interest and
CCC   repay  principal  in  accordance  with  the  terms of the  obligation.  BB

CC indicates the lowest degree of speculation and CC the highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C

                                OTHER INFORMATION


ITEM 15.       INDEMNIFICATION


Incorporated  herein  by  reference  to  Post-Effective   Amendment  No.  26  to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 31, 2003 (File No. 333-17217).


ITEM 16.              EXHIBITS

(1)     (a)    Agreement and Declaration of Trust. (1)

        (b)    Amended and Restated Agreement and Declaration of Trust. (2)

        (c) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust. (3)

        (d) Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust. (3)

        (e)    Certificate of Trust. (1)

        (f)    Certificate of Amendment to the Certificate of Trust. (2)

(2)     By-laws. (1)

(3)     Voting trust agreement - None.

(4) Form of Agreement and Plan of Conversion and Termination is filed herewith as Appendix H to Part A (Combined Proxy Statement and Prospectus).

(5) Provisions of instruments defining the rights of holders of securities are contained in the Registrant's Amended and Restated Declaration of Trust and By-laws.


(6)     (a)    Form  of Investment  Management Agreement between  the Registrant and The  Equitable  Life  Assurance  Society of the United States
               ("Equitable") with respect to the Capital Appreciation Portfolio,
               Deep  Value   Portfolio,   Equity  Income   Portfolio  I,  Equity
               Portfolio,  Global  Socially  Responsive  Portfolio,  Growth  and
               Income Portfolio,  Growth  Portfolio,  High-Yield Bond Portfolio,
               International  Growth  Portfolio,  Managed  Portfolio Mergers and
               Acquisition Portfolio, Multi-Cap Growth Portfolio, Short Duration
               Bond  Portfolio,  Small Company Growth  Portfolio,  Small Company
               Value Portfolio,  and Total Return Portfolio  (collectively,  the
               "EQ/Enterprise Portfolios"). (4)

        (b) Form of Investment Advisory Agreement between Equitable and advisers to the EQ/Enterprise Portfolios. (4)

(7)     (a)    Form  of Distribution  Agreement  between the Registrant  and AXA
               Advisors LLC ("AXA Advisors") with respect to the Class IA Shares of the EQ/Enterprise Portfolios. (4)

        (b) Form of Distribution Agreement between the Registrant and AXA Advisors with respect to the Class IB Shares of the EQ/Enterprise Portfolios. (4)

        (c) Form of Distribution Agreement between the Registrant and AXA Distributors, LLC ("AXA Distributors") with respect to the Class IB Shares of the EQ/Enterprise Portfolios. (4)

        (d)    Form of  Distribution  Agreement  between the  Registrant and AXA
               Distributors   with  respect  to  the  Class  IB  Shares  of  the
               EQ/Enterprise Portfolios. (4)

(8)     Form of Deferred Compensation Plan. (5)

(9)     (a)    Custodian  Agreement  between  the   Registrant  and   The  Chase
               Manhattan Bank dated April 17, 1997 and Global Custody Rider. (6)

               (1) Amendment No. 1 dated December 9, 1997 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (7)

               (2) Amendment No. 2 dated December 31, 1998 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (8)

               (3) Amendment No. 3 dated April 30, 1999 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (8)

               (4) Amendment No. 4 dated August 30, 1999 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (9)

               (5) Amendment No. 5 dated May 1, 2000 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (9)

               (6) Revised Amendment No. 6 dated September 1, 2000 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (3)

        (b) Global Custody Agreement between the Registrant and The Chase Manhattan Bank, dated May 1, 2001. (10)

               (1) Amendment No. 1, dated as of September 1, 2001, to the Global Custody Agreement between the Registant and The Chase Manhattan Bank dated May 1, 2001. (11)

        (c) Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and the Registrant dated August 31, 1998. (8)

(10)    (a)    (1)    Form of  Distribution  Plan Pursuant to Rule 12b-1 for the
                      Registrant's Class  IB shares  of the  EQ/MONY  Portfolios
                      (to be filed).

        (b)    (1)    Plan Pursuant to  Rule 18f-3 under the  Investment Company
                      Act of 1940. (6)

(11) Opinion and consent of counsel as to the legality of the shares being registered (to be filed).

(12)    Opinion of counsel regarding certain tax matters (to be filed).

(13)    (a)    (1)    Mutual Fund Services Agreement between the Registrant  and
                      Chase Global Funds Services Company dated  April 25, 1997.
                      (6)

               (2)    Form  of  Mutual  Fund  Services   Agreement  between  the
                      Registrant and Equitable dated May 1, 2000 (9)

        (b)    Form of  Participation Agreement among the Registrant, Equitable,
               AXA   Distributors   and  AXA   Advisors   with  respect  to  the
               EQ/Enterprise Portfolios. (4)

        (c) Form of Expense Limitation Agreement between Equitable and the Registrant with respect to the EQ/Enterprise Portfolios. (4)

(14) Consent of PricewaterhouseCoopers LLP, Independent Public Accountants (to be filed).

(15)    Financial Statements omitted from Part B - none.

(16)    Powers of Attorney. (12)

(17)    Additional Exhibits.

        (a) Proxy Card (filed herewith).

---------------------------

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217)

(3)     Incorporated  by reference  to  Post-Effective  Amendment  No. 18 to the
        Registrant's Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

(4)     Incorporated  by reference  to  Post-Effective  Amendment  No. 27 to the
        Registrant's Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).

(5) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

(7) Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

(8) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed on April 30, 1999 (File No. 333-17217).

(9)     Incorporated  by reference  to  Post-Effective  Amendment  No. 15 to the
        Registrant's Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).

(10) Incorporate by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

(11)    Incorporated  by reference  to  Post-Effective  Amendment  No. 23 to the
        Registrant's Registration Statement on Form N-1A filed on February 4, 2002 (File No. 333-17217).

(12) Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on April 7, 1997; to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed on August 30, 1999; to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed on April 21, 2000, to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed on May 30, 2000 and to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on March 31, 2003.


ITEM 17.              UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the 1933 Act, this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 22nd day of January, 2004.


                                    EQ Advisors Trust


                                    By:  /s/ Steven M. Joenk
                                         ------------------------------------
                                         Steven M. Joenk
                                         President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Title                              Date
---------                                 -----                              ----
/s/ Steven M. Joenk                       President and Chief Executive    January 22, 2004
-------------------------------------     Officer
Steven M. Joenk

/s/ Kenneth Kozlowski                     Treasurer and Chief Financial    January 22, 2004
-------------------------------------     Officer
Kenneth Kozlowski

/s/ Peter D. Noris                  *     Trustee                          January 22, 2004
-------------------------------------
Peter D. Noris

/s/ Jettie M. Edwards               *     Trustee                          January 22, 2004
-------------------------------------
Jettie M. Edwards

/s/ William M. Kearns, Jr.          *     Trustee                          January 22, 2004
-------------------------------------
William M. Kearns, Jr.

/s/ Christopher P.A. Komisarjevsky  *      Trustee                          January 22, 2004
------------------------------------
Christopher P.A. Komisarjevsky

/s/ Theodossios (Ted) Athanassiades *      Trustee                          January 22, 2004
-------------------------------------
Theodossios (Ted) Athanassiades

/s/ Harvey Rosenthal                *      Trustee                          January 22, 2004
-------------------------------------
Harvey Rosenthal

/s/ David W. Fox                    *      Trustee                          January 22, 2004
-------------------------------------
David W. Fox

/s/ Gary S. Schpero                 *      Trustee                          January 22, 2004
-------------------------------------
Gary S. Schpero

By:     /s/ Steven M. Joenk
        Steven M. Joenk
        *(Attorney-in-fact)


                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------

(17)(a)         Proxy Card